KEMPER INVESTORS FUND

Money Market Portfolio
Total Return Portfolio
High Yield Portfolio
Growth Portfolio
Government Securities Portfolio
International Portfolio
Small Cap Growth Portfolio
Investment Grade Bond Portfolio
Value Portfolio
Small Cap Value Portfolio
Value+Growth Portfolio
Horizon 20+ Portfolio
Horizon 10+ Portfolio
Horizon 5 Portfolio




                        KEMPER INVESTORS FUND GRAPHIC


Annual Report
December 31, 1996

KEMPER INVESTORS FUND LOGO

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR CONTRACT HOLDER:

As we progress through the first quarter of 1997, the fundamentals of the economy are remarkably similar to what they were one year ago. Long-term interest rates are in the same 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

  One significant difference between today and last year is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

  This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

  Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

- EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

- INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

- LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

  In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

  While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

  The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

  What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.


                                 [BAR GRAPH]

                                  NOW (1/31/97)     6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
  10-YEAR TREASURY RATE(1)             6.58           6.64              5.81            7.47
  PRIME RATE(2)                        8.25           8.25              8.25            9
  INFLATION RATE(3)*                   3.24           2.95              2.72            2.87
  THE U.S. DOLLAR(4)                   4.59           4.26              O.82           -5.54
  CAPITAL GOODS ORDERS(5) *            0.58          15                 4.72           21.53
  INDUSTRIAL PRODUCTIONS(5) *          4.32           3.38              0.39            5.68
  EMPLOYMENT GROWTH(6)                 2.5            2.17              1.78            3.49


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of December 31, 1996.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

  With this letter as an economic backdrop, we encourage you to read the following detailed report of the fund, including an interview with the fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

February 5, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

MANAGEMENT SUMMARY


MONEY MARKET PORTFOLIO

     It was a very good year for money markets in general but also a year of market transition. It began with an easing of interest rates by the Federal Reserve Board (the Fed) but, as the year progressed, fears that the economy had gotten too healthy led to speculation that the Fed would tighten rates. During the summer months, such an increase seemed certain, but an anticipated slowdown in growth and a continuing low inflation level prevented the Fed from taking any action. Economic growth did moderate, but the economy continued on its path of expansion.
     Our strategy throughout the year was to adjust the average maturity of the portfolio to coordinate with our interest rate outlook. Given the "rich" market and expectations for higher rates, the portfolio was generally positioned defensively. We maintained an average maturity ranging from 25 to 40 days. At year end, average life in the Money Market Portfolio was extended slightly to take advantage of some additional value in the market.
     The yield curve is expected to steepen a bit in 1997 but we don't expect the Fed to consider adjusting rates until they have first quarter data to evaluate. Going forward, we plan to take a defensive approach to managing the portfolio, shortening average maturity structures to try to capture increases in rates as they occur.

Frank Rachwalski
Portfolio Manager
December 31, 1996

TOTAL RETURN PORTFOLIO

     Another strong year in the U.S. equity market resulted in solid performance for the Total Return Portfolio. The bond market in 1996 was nervous about the health of the economy and the likely direction of interest rates, which caused most of the fixed-income markets to do a stutterstep, with the average security returning less than its coupon. The exception was high yield bonds which performed well, but still below the return of equities.
     Rotation from strength in one industry group to strength in another group is what kept the overall market from a sharp decline. Perpetual sector and stock rotation keeps people cautious and controls exuberance. It's considered healthy for the market to be skeptical--it keeps cash available for future purchases.
     Contributing to the portfolio's strong performance in 1996 were a continued favor of technology stocks and overweighted positions in finance and capital goods. Finally, we took advantage of rising interest rates at midyear to establish sizable positions in attractively priced financial stocks.
     In 1997 we expect the Dow to exceed 7000 and close out the year above that level. Although a market correction could occur and one can not predict market conditions with certainty, we see nothing on the near-term horizon to warrant any sustainable decline. We expect a slow growth economy which tends to be a good environment for large company stocks. In a slow growth environment large companies can control costs and are more likely to deliver expected earnings.

Gary Langbaum
Portfolio Manager
December 31, 1996

HIGH YIELD PORTFOLIO

     The growing U.S. economy continued to drive strong high yield bond returns during the fiscal year. While most fixed-income investments suffered due to the economy's pickup, high yield bonds flourished in the higher market rate environment that ensued. That's because stronger economic growth fueled corporate earnings, which enabled most companies to meet the interest payments on their outstanding bond issues. The strong stock market was also positive for high yield bonds. It facilitated an increased number of initial public offerings by high yield issuers, enabling many issuers to pay down their debt.
     During 1996, we focused on changing the mix of the portfolio's cyclical holdings. Companies within cyclical industries tend to flourish when the economy is expanding but are normally the first to suffer when the economy contracts. In the past year, issues from companies that, although cyclical, have less cyclicality, or have some degree of independence from changes in the overall U.S. economy were favored. These included issues from cable and media companies and the casino and gaming industry. In the last months of the fiscal year, we reduced our exposure to domestic cable and media issues somewhat in favor of similar international issues, primarily in the United Kingdom.
     The portfolio experienced relatively few credit concerns and the quality of issues in the portfolio remained relatively stable. Lower B-rated bonds represented approximately two-thirds of the portfolio's investments, while higher quality BB-rated bonds comprised about one quarter of the portfolio. This positioning provided a good level of income

MANAGEMENT SUMMARY


for the portfolio, while mitigating some potential risk. We look for more positive high yield market performance, although we don't expect corporate earnings to keep pace with levels from the past couple of years. Our investment focus will continue to be on healthy companies that are positioned to perform well in the current slow growth economy.

Michael McNamara
Harry Resis
Portfolio Co-Managers
December 31, 1996

GROWTH PORTFOLIO

     The U.S. stock markets enjoyed another strong year in 1996, despite increasing volatility and a few modest corrections--most notably, a dip in technology stocks during the summer.
     Through the year, we continued to emphasize our "growth at a reasonable price" philosophy, using our research capabilities to identify and take advantage of opportunities early, then being disciplined about selling when the stocks hit our price targets. Recognizing that stock prices tend to be driven by earnings growth, we focused primarily on the sectors of the market that have the fastest earnings growth: technology and telecommunications, health care, consumer stocks and financials. Personal computer stocks such as Intel, Compaq and Microsoft aided our technology returns while financial stocks such as Nationsbank, Allstate and FNMA proved to be excellent performers. The portfolio was held back by retail positions such as Autozone and Telecommunications, Inc.
     As the year progressed, investors became increasingly concerned about the strength of the economy. The result was a "flight to quality" which drove up the prices of high-quality, large cap stocks. Our response has been to look toward stocks in the mid cap range ($1 billion - $10 billion) that present more compelling valuations and greater growth potential. We believe the portfolio is well positioned for what we believe will be a rotation to these stocks during the first half of 1997.

Steven H. Reynolds
Portfolio Manager,
Chief Investment Officer--Equities
December 31, 1996

GOVERNMENT SECURITIES PORTFOLIO

     An unexpected rise in interest rates late in the first quarter negatively affected the portfolio's performance. As investors became concerned whether the economy could continue on its path of slow growth and low inflation, market interest rates moved higher and prices of government securities declined. The portfolio had been positioned with longer than average duration* in order to take advantage of the then slow growth, declining interest rate environment.
     Following this rise in interest rates, we maintained a neutral to defensive duration positioning, reducing the portfolio's duration to a length similar to that of the market or shorter. This action helped the portfolio as the market traded in a choppy pattern for the rest of the period. Exposure to Treasuries was reduced while the portfolio's mortgage investments increased. When we did invest in Treasuries, it was primarily in short-term securities, as part of the neutral to defensive strategy. In late September, rates began to fall and the portfolio purchased some intermediate-term Treasuries. This action, although somewhat bullish, kept the portfolio's duration at a neutral level.
     Looking ahead, we do not anticipate a significant increase in interest rates in the near future. In fact, given the current economic environment and low level of inflation, rates should remain somewhat stable and could possibly move lower. A stable environment is generally positive for mortgage investments, which is the portfolio's primary investment. We believe there would need to be a major change in economic fundamentals to move rates drastically one way or another. But at this point, we do not anticipate such a change to occur.

J. Patrick Beimford
Richard Vandenberg
Portfolio Co-Managers
December 31, 1996

* DURATION IS A MEASURE OF THE PORTFOLIO'S SENSITIVITY TO INTEREST RATES; THE LONGER THE DURATION, THE MORE SENSITIVE IT IS TO INTEREST RATE CHANGES.

MANAGEMENT SUMMARY

INTERNATIONAL PORTFOLIO

     The International Portfolio had a very strong year due in large part to our broadly-based portfolio and our lesser exposure to the lagging Japanese market compared to the Morgan Stanley Capital International EAFE Index+. In general, markets overseas benefited from declining interest rates, positively sloped yield curves, and very low levels of inflation. European markets as a whole outperformed most other world markets. We also saw strong returns from Canada and Southeast Asia. Pharmaceuticals, retail and technology were our favored sectors in Europe, while in Southeast Asia we focused more on broad-based conglomerates. In Canada, our holdings were generally name-specific rather than industry focused.
     Midyear, we added some exposure to Latin America. This was due to improved economic performance and confirmation by the equity markets that they were ready to move upward. Our primary emphasis in this region was on Mexico where we saw the economy coming back strong after its fiscal and currency problems.
     Going forward, we remain cautious about the Japanese market and expect to maintain our underweighted position in that market during the first quarter of 1997. With many attractive companies, we may consider further increasing the portfolio's weighting in Mexico and will continue to focus on European companies that fill market niches and have pricing power.

Dennis Ferro
Portfolio Manager
December 31, 1996

+THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX IS AN UNMANAGED INDEX THAT IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS.

SMALL CAP GROWTH PORTFOLIO


     Small capitalization stocks generally underperformed their larger counterparts during 1996. Investors became concerned about the ongoing strength of the economy and turned to large, blue chip companies for their perceived quality and liquidity. Despite these trends, the Small Cap Growth Portfolio continued to post solid gains.
     Stock picking and careful attention to valuations were key factors in the portfolio's performance. Relying on fundamental research and our team of small cap analysts, we were able to identify attractive growth opportunities and to set price targets for both the buy and sell side. Health care (Dura Pharmaceuticals, Steris, CRA Managed Care) and consumer stocks (MGM Grand, Mohawk) led performance during the first half of the year. Financial stocks (PMI Group, Cityscape) were also strong. A sell-off in technology stocks provided a buying opportunity in July, allowing us to add to select positions at attractive prices. Those stocks (Altera, Wind River Systems, Dupont Photomasks) contributed good returns through the second half of the year. In both these areas we continue to find attractive valuations, compelling management and excellent fundamental stories.
     Our outlook for 1997 is positive. Moderate growth and a stable interest rate environment should create a favorable climate for small and emerging growth stocks, although a strong economy is historically best for the small cap sector. Given the relatively high prices at which large companies are currently trading, we believe investors will soon recognize the more attractive prices and growth potential offered in the small cap market.

Gary Langbaum
Portfolio Manager
December 31, 1996

INVESTMENT GRADE BOND PORTFOLIO

     The Investment Grade Bond Portfolio was created in May 1996. As new funds became available for investment, the portfolio's cash position was reduced in favor of high grade corporate bonds. By the end of the year, a portion of the portfolio had also been invested in high yield bonds, which provided additional income potential for the portfolio.
     At the portfolio's inception, the high grade market was struggling. From May through August, interest rates fluctuated as investors tried to anticipate changes in economic growth, inflation and the likelihood of an interest rate tightening by the Federal Reserve Board. Although slightly volatile, interest rates moved up and down within a somewhat narrow trading range. By September, inflation was still under control and economic growth had begun to moderate, which calmed investors' fears of an intervention by the Fed. From September through the year's end, high grade and high yield corporate bonds enjoyed strong performance.
     Our outlook for the corporate market remains positive. We look for economic growth to remain moderate and do not expect any meaningful inflationary pressures to surface. We believe that if steps continue to be taken toward balancing the budget, the market would benefit further.

Robert Cessine
Portfolio Manager
December 31, 1996

MANAGEMENT SUMMARY


VALUE PORTFOLIO

     The portfolio was able to capture most of the performance of the market for the year, but also most of the volatility. The positions we held in financial stocks (Federal National Mortgage Association and American International Group) and oil stocks (Amoco and Atlantic Richfield) were driving forces in the performance of this portfolio for 1996.
     Going into 1997, we feel the portfolio is positioned well. It currently has a defensive posture (oil, financial and consumer stocks) because we feel inflation will turn out to be slightly higher than the consensus on Wall St. We will also maintain a well diversified portfolio because we feel there will be considerable volatility in the market.

Christian Bertelsen
Portfolio Manager
December 31, 1996

SMALL CAP VALUE PORTFOLIO

     The Small Cap Value Portfolio posted solid gains from May through December 1996, even though large capitalization stocks generally dominated the market throughout the period.
     Stock picking was key to the portfolio's strong performance. Financial stocks, which tend to trade at relatively low price to earnings ratios and often provide yield as well, contributed consistent gains. In this area the portfolio holds names like First Financial Caribbean Corp., Imperial Credit Industries and PHH Corp. Energy stocks including KCS Energy, Nuevo Energy and Seitel, Inc. also boosted the portfolio's return. A summer correction in the technology sector created some buying opportunities. In this area we concentrated on quality companies that offer strong earnings growth that we believe can withstand a general downturn in the market. Although the portfolio's cable and retail positions were less than spectacular, we are comfortable with their individual stories and prospects and expect to continue holding them.
     Our outlook for 1997 is positive. While the broad market may retreat from its current high levels, we believe the Small Cap Value Portfolio is well positioned for competitive performance in most climates--with the potential to grow at a faster pace than its counterparts in an up market and to outperform the market in the event of a downturn. Of course, there is no assumption that our management strategy will be successful.

Christian Bertelsen
Steven Stokes
Portfolio Co-Managers
December 31, 1996

VALUE+GROWTH PORTFOLIO

     In a strong year for the U.S. stock markets in general, the Value+Growth Portfolio posted exceptional gains through detailed analysis and disciplined emphasis on valuations.
     Technology, financial and energy stocks were top performers on both the growth and value sides of the portfolio. The portfolio's growth component performed in line with the Russell 1000 Growth Index while the value component strongly outperformed the Russell 1000 Value Index. Strong relative performance on both sides of the portfolio--and a 60/40 bias toward growth stocks, which generally outpaced value stocks through the year--boosted the portfolio's overall performance for the period. Given the current high valuations of many large company stocks, we've increased the portfolio's exposure to smaller "mid-cap" companies that offer more compelling valuations and growth potential.
     Looking ahead, we anticipate a slower economy, but not a recession. Industrial production appears to be neutral, inflation should stay in check and interest rates should remain relatively flat, although we may see a slight decline. While this is a good environment for growth stocks, it is doubtful that we will see the level of returns of the past two years. We will continue to manage risk through diversification with an emphasis on valuation. Should the economy pick up significantly, which we don't anticipate, we would be compelled to shift the portfolio toward value stocks. At this time, however, we plan to maintain a bias toward growth stocks.

Daniel J. Bukowski
Portfolio Manager
December 31, 1996

MANAGEMENT SUMMARY


HORIZON 20+

HORIZON 10+

HORIZON 5 PORTFOLIOS

     In 1996 the Horizon 20+, 10+ and 5 Portfolios accomplished their goal which is to reduce volatility. However, it was not an ideal year to be diversified, but a year that strongly favored large U.S. companies. Investments in assets other than large company U.S. stocks acted as a drag on the portfolios.
     Going into 1997 we feel that large U.S. companies will prevail again. With that in mind, the allocations of the portfolios have been shifted to include less international and small growth companies and more large growth companies.

Thomas M. Regner
Portfolio Manager
December 31, 1996

PERFORMANCE UPDATE

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------------------------

FOR PERIODS ENDED DECEMBER 31, 1996

                                                        LIFE OF
                           1-YEAR   5-YEAR   10-YEAR   PORTFOLIO
----------------------------------------------------------------------------------
KEMPER INVESTORS FUND
 TOTAL RETURN PORTFOLIO    16.76%    8.70%    11.89%     13.37%    (Since 3/5/82)
----------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Investors Fund Total Return Portfolio FROM 4/30/82 THROUGH 12/31/96
-------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                    4/30/82       12/31/85       12/31/90         12/31/96
-------------------------------------------------------------------------------------------
KEMPER INVESTORS FUND TOTAL
  RETURN PORTFOLIO                   10,000      17,821           30,153          63,100
-------------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX++          10,000      19,574           35,870          94,867
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS GOVERNMENT/
  CORPORATE BOND INDEX###            10,000      21,229           35,098          63,942

AVERAGE ANNUAL TOTAL RETURNS(1)
-------------------------------------------------------------------------------

FOR PERIODS ENDED DECEMBER 31, 1996

                                                      LIFE OF
                         1-YEAR   5-YEAR   10-YEAR   PORTFOLIO
--------------------------------------------------------------------------------
KEMPER INVESTORS FUND
 HIGH YIELD PORTFOLIO    14.06%   13.09%    11.13%     13.70%    (Since 3/5/82)
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Investors Fund High Yield Portfolio FROM 4/30/82 THROUGH 12/31/96
-------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                    4/30/82       12/31/85       12/31/90         12/31/96
-------------------------------------------------------------------------------------------
KEMPER INVESTORS FUND HIGH
  YIELD PORTFOLIO                   10,000        19,485          23,428           65,796
-------------------------------------------------------------------------------------------
SALOMON BROTHERS LONG TERM
  HIGH YIELD BOND INDEX**           10,000        21,311          27,168           74,687

AVERAGE ANNUAL TOTAL RETURNS(1)
-------------------------------------------------------------------------------

FOR PERIODS ENDED DECEMBER 31, 1996

                                                      LIFE OF
                         1-YEAR   5-YEAR   10-YEAR   PORTFOLIO
--------------------------------------------------------------------------------
KEMPER INVESTORS FUND
 GROWTH PORTFOLIO        21.63%   13.01%    14.46%     14.65%    (Since 12/9/83)
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Investors Fund Growth Portfolio FROM 12/31/83 THROUGH 12/31/96
-------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                   12/31/83          12/31/85        12/31/90        12/31/96
----------------------------------------------------------------------------------------------
KEMPER INVESTORS FUND GROWTH
  PORTFOLIO                        10,000            13,866           19,859         58,368
----------------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX++        10,000            13,159           24,114         63,774
----------------------------------------------------------------------------------------------
STANDARD & POOR'S 500 STOCK
  INDEX##                          10,000            13,999           25,993         68,767

(1) Returns measure change in the value of an investment in the underlying Portfolio assuming reinvestment of all dividends. Average annual returns reflect annualized results. Performance is net of the Portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any charges that may be incurred under a contract.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

FOR PERIODS ENDED DECEMBER 31, 1996


                                                  LIFE OF
                               1-YEAR   5-YEAR   PORTFOLIO
--------------------------------------------------------------------------------
KEMPER INVESTORS FUND
 GOVERNMENT SECURITIES
 PORTFOLIO                      2.56%    6.00%    7.82%      (Since 9/3/87)
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.


--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Investors Fund Government Securities Portfolio FROM 9/30/87 THROUGH 12/31/96
--------------------------------------------------------------------------------

                                        9/30/87        12/31/90        12/31/93        12/31/96
------------------------------------------------------------------------------------------------
KEMPER INVESTORS FUND GOVERNMENT
  SECURITIES PORTFOLIO                  10,000           12,858         16,713          19,836
------------------------------------------------------------------------------------------------
SALOMON BROTHERS 30-YEAR GNMA INDEX*    10,000           14,434         19,208          22,852

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

FOR PERIODS ENDED DECEMBER 31, 1996

                                               LIFE OF
                                    1-YEAR    PORTFOLIO
--------------------------------------------------------------------------------
KEMPER INVESTORS FUND
 INTERNATIONAL PORTFOLIO            16.49%      10.85%     (Since 1/6/92)
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 Investment in Kemper Investors Fund International portfolio FROM 1/31/92 THROUGH 12/31/96
--------------------------------------------------------------------------------

                                1/31/92              12/31/94             12/31/96
----------------------------------------------------------------------------------
KEMPER INVESTORS FUND
  INTERNATIONAL PORTFOLIO       10,000               12,713              16,710
----------------------------------------------------------------------------------
EUROPE-AUSTRALASIA-FAR EAST
  INDEX (EAFE INDEX)##          10,000               12,936              15,349

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

FOR PERIODS ENDED DECEMBER 31, 1996

                                               LIFE OF
                                    1-YEAR    PORTFOLIO
--------------------------------------------------------------------------------
KEMPER INVESTORS FUND SMALL CAP
 GROWTH PORTFOLIO                   28.04%      22.98%     (Since 5/2/94)
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Investors Fund Small Cap Growth Portfolio FROM 5/31/94 THROUGH 12/31/96
--------------------------------------------------------------------------------

                                        5/31/94        12/31/94        12/31/95        12/31/96
------------------------------------------------------------------------------------------------
KEMPER INVESTORS FUND SMALL CAP
  GROWTH PORTFOLIO                      10,000           10,366          13,484          17,265
------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX+++                   10,000           10,141          13,026          15,174

(1) Returns measure change in the value of an investment in the underlying Portfolio assuming reinvestment of all dividends. Average annual returns reflect annualized results. Performance is net of the Portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any charges that may be incurred under a contract.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
TOTAL RETURN(1)
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                               LIFE OF
                                              PORTFOLIO
--------------------------------------------------------------------------------
KEMPER INVESTORS FUND INVESTMENT GRADE BOND
 PORTFOLIO                                      3.57%      (Since 5/1/96)
--------------------------------------------------------------------------------


Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Investors Fund Investment Grade Bond Portfolio FROM 5/1/96 THROUGH 12/31/96
-------------------------------------------------------------------------------

                                  [LINE GRAPH]

-------------------------------------------------------------------------
                                        5/1/96          12/31/96
-------------------------------------------------------------------------
KEMPER INVESTORS FUND
 INVESTMENT GRADE BOND PORTFOLIO        10,000          10,357
-------------------------------------------------------------------------
LEHMAN BROTHERS GOVERNMENT/
 CORPORATE BOND INDEX###                10,000          10,610

--------------------------------------------------------------------------------
TOTAL RETURN(1)
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                             LIFE OF
                                            PORTFOLIO
-------------------------------------------------------------------------
KEMPER INVESTORS FUND VALUE PORTFOLIO         17.36%       (Since 5/1/96)
-------------------------------------------------------------------------


Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Investors Fund Value Portfolio FROM 5/1/96 THROUGH 12/31/96
-------------------------------------------------------------------------------

                                  [LINE GRAPH]

-------------------------------------------------------------------------
                                        5/1/96          12/31/96
-------------------------------------------------------------------------
KEMPER INVESTORS FUND VALUE PORTFOLIO   10,000          11,736
-------------------------------------------------------------------------
STANDARD & POOR'S 500 STOCK INDEX#      10,000          11,499

--------------------------------------------------------------------------------
TOTAL RETURN(1)
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                               LIFE OF
                                              PORTFOLIO
--------------------------------------------------------------------------
KEMPER INVESTORS FUND
 SMALL CAP VALUE PORTFOLIO                       1.86%     (Since 5/1/96)
--------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Investors Fund Small Cap Value Portfolio FROM 5/1/96 THROUGH 12/31/96
-------------------------------------------------------------------------------

                                  [LINE GRAPH]

-------------------------------------------------------------------------
                                        5/1/96          12/31/96
-------------------------------------------------------------------------
KEMPER INVESTORS FUND
 SMALL CAP VALUE PORTFOLIO              10,000          10,186
-------------------------------------------------------------------------
RUSSELL 2000 INDEX###                   10,000          10,521


(1) Returns measure change in the value of an investment in the underlying Portfolio assuming reinvestment of all dividends. Average annual returns reflect annualized results. Performance is net of the Portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any charges that may be incurred under a contract.

PERFORMANCE UPDATE


-------------------------------------------------------------------------------
TOTAL RETURN(1)
-------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 1996

                                             LIFE OF
                                            PORTFOLIO
--------------------------------------------------------------------------
KEMPER INVESTORS FUND VALUE+GROWTH
 PORTFOLIO                                    14.60%       (Since 5/1/96)
--------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------
Growth of an assumed $10,000 Investment in Kemper Investors Fund Value+ Growth Portfolio FROM 5/1/96 THROUGH 12/31/96
--------------------------------------------------------------------------

                                                    5/1/96         12/31/96
-------------------------------------------------------------------------------
KEMPER INVESTORS FUND VALUE+GROWTH PORTFOLIO        10,000           11,460
-------------------------------------------------------------------------------
RUSSELL 1000 INDEX+                                 10,000           11,431

-------------------------------------------------------------------------------
TOTAL RETURN(1)
-------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 1996

                                             LIFE OF
                                            PORTFOLIO
--------------------------------------------------------------------------
KEMPER INVESTORS FUND
 HORIZON 20+ PORTFOLIO                        15.37%       (Since 5/1/96)
--------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

--------------------------------------------------------------------------
Growth of an assumed $10,000 Investment in Kemper Investors Fund Horizon 20+ Portfolio FROM 5/1/96 THROUGH 12/31/96
--------------------------------------------------------------------------

                                 [LINE GRAPH]

                                                        5/1/96       12/31/96
-------------------------------------------------------------------------------
KEMPER INVESTORS FUND HORIZON 20+ PORTFOLIO             10,000        11,537
-------------------------------------------------------------------------------
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX###      10,000        10,610
-------------------------------------------------------------------------------
STANDARD & POOR'S 500 STOCK INDEX#                      10,000        11,499

-------------------------------------------------------------------------------
TOTAL RETURN(1)
-------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 1996

                                             LIFE OF
                                            PORTFOLIO
--------------------------------------------------------------------------
KEMPER INVESTORS FUND HORIZON 10+
 PORTFOLIO                                    11.37%       (Since 5/1/96)
--------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

--------------------------------------------------------------------------
Growth of an assumed $10,000 Investment in Kemper Investors Fund Horizon 10+ Portfolio FROM 5/1/96 THROUGH 12/31/96
--------------------------------------------------------------------------

                                 [LINE GRAPH]

                                                    5/1/96         12/31/96
-------------------------------------------------------------------------------
KEMPER INVESTORS FUND HORIZON 10+ PORTFOLIO         10,000         11,137
-------------------------------------------------------------------------------
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX###  10,000         10,610
-------------------------------------------------------------------------------
STANDARD & POOR'S 500 STOCK INDEX#                  10,000         11,499

(1) Returns measure change in the value of an investment in the underlying Portfolio assuming reinvestment of all dividends. Average annual returns reflect annualized results. Performance is net of the Portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any charges that may be incurred under a contract.

PERFORMANCE UPDATE


--------------------------------------------------------------------------------
TOTAL RETURN(1)
--------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 1996

                                             LIFE OF
                                            PORTFOLIO
--------------------------------------------------------------------------
KEMPER INVESTORS FUND HORIZON 5 PORTFOLIO     9.59%        (Since 5/1/96)
--------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and principal values fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 Investment in Kemper Investors Fund Horizon 5 Portfolio FROM 5/1/96 THROUGH 12/31/96
--------------------------------------------------------------------------------

                                                       5/1/96         12/31/96
--------------------------------------------------------------------------------
KEMPER INVESTORS FUND HORIZON 5 PORTFOLIO              10,000          10,959
--------------------------------------------------------------------------------
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX###     10,000          10,610
--------------------------------------------------------------------------------
STANDARD & POOR'S 500 STOCK INDEX#                     10,000          11,499

     + The Russell 1000 Index is an unmanaged capitalization weighted price only index comprised of the largest capitalized U.S. companies whose
       common   stocks are traded in the United States. This large
       capitalization market oriented index is highly correlated with the S&P 500 Stock Index.

    ++ The Russell 1000 Growth Index is an unmanaged index comprised of common stock of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

   +++ The Russell 2000 Index is a capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The largest company in the index has an approximate market cap of $591 million.

     # The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.

    ## The EAFE Index (Morgan Stanley Capital International Europe, Australasia,
       Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets.

   ### The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities.

     * The Salomon Brothers 30-Year GNMA Index is unmanaged, is on a total return basis with all dividends reinvested and is comprised of GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.

    ** The Salomon Brothers Long-Term High Yield Bond Index is on a total return basis with all dividends reinvested and is comprised of high yield bonds with a par value of $50 million or higher and a remaining
       maturity of ten years    or longer rated BB+ or lower by Standard &
       Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc. This index is unmanaged.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER INVESTORS FUND

     We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Money Market, Total Return, High Yield, Growth, Government Securities, International, Small Cap Growth, Investment Grade Bond, Value, Small Cap Value, Value+Growth, Horizon 20+, Horizon 10+ and Horizon 5 Portfolios, comprising the Kemper Investors Fund as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended for the Money Market, Total Return, High Yield, Growth, Government Securities, International and Small Cap Growth Portfolios and the related statements of operations and changes in net assets for the period from May 1, 1996 (commencement of operations) to December 31, 1996 for the Investment Grade Bond, Value, Small Cap Value, Value+Growth, Horizon 20+, Horizon 10+, and Horizon 5 Portfolios, and the financial highlights for the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios of Kemper Investors Fund at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 14, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996
(IN THOUSANDS)

                                                  MONEY       TOTAL       HIGH                  GOVERNMENT
                                                 MARKET      RETURN       YIELD      GROWTH     SECURITIES   INTERNATIONAL
                                                PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $71,225,
$615,420, $275,528, $459,172, $100,612,
$132,888, $63,082, $1,964, $19,871, $12,503,
$9,330, $3,475, $5,278 and $2,410,
respectively):                                   $71,225     697,850     284,341     492,138     101,634        162,545
--------------------------------------------------------------------------------------------------------------------------
Cash                                                   4          --         153       1,261          --            384
--------------------------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                    --       2,354          40       5,554       2,046            954
--------------------------------------------------------------------------------------------------------------------------
  Portfolio shares sold                              361         249         584         145          39             94
--------------------------------------------------------------------------------------------------------------------------
  Interest and dividends                             138       5,650       5,692         193         810            209
--------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                  71,728     706,103     290,810     499,291     104,529        164,186
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------------------------------------------------------

Cash overdraft                                        --         791          --          --       1,456             --
--------------------------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                               --       3,287         553       8,650      18,340             --
--------------------------------------------------------------------------------------------------------------------------
  Portfolio shares redeemed                          899       4,543         756       2,864         342            523
--------------------------------------------------------------------------------------------------------------------------
  Dividends                                          143          --          --          --          --             --
--------------------------------------------------------------------------------------------------------------------------
  Management fee                                      32         321         143         241          39            103
--------------------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                                     3          21          14          21          14             59
--------------------------------------------------------------------------------------------------------------------------
  Other                                               50          38          29          32          24             26
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities                              1,127       9,001       1,495      11,808      20,215            711
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                       $70,601     697,102     289,315     487,483      84,314        163,475
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                  $70,601     507,950     283,159     338,706      73,298        124,087
--------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on
investments and foreign currency transactions         --      85,424     (21,460)    110,059      (5,008)         6,755
--------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and
assets and liabilities in foreign currencies          --      82,430       8,813      32,966       1,022         29,894
--------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                   --      21,298      18,803       5,752      15,002          2,739
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING      $70,601     697,102     289,315     487,483      84,314        163,475
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------------------------------------------------------

Shares outstanding                                70,601     247,603     225,904     144,606      69,839        104,504
--------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
(net assets / shares outstanding)                  $1.00       2.815       1.281       3.371       1.207          1.564
--------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

      SMALL     INVESTMENT                 SMALL
       CAP        GRADE                     CAP       VALUE+
     GROWTH        BOND        VALUE       VALUE      GROWTH     HORIZON 20+   HORIZON 10+   HORIZON 5
    PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
     71,331       1,965       21,268      13,247       9,968        3,721         5,597        2,504
------------------------------------------------------------------------------------------------------
        537         111          441         493         407          131            59           --
------------------------------------------------------------------------------------------------------
         --          --           --          72          --           --            --           --
------------------------------------------------------------------------------------------------------
        105           4           84          81          21            4            35           19
------------------------------------------------------------------------------------------------------
          8          27           31          28          12           13            41           24
------------------------------------------------------------------------------------------------------
     71,981       2,107       21,824      13,921      10,408        3,869         5,732        2,547
------------------------------------------------------------------------------------------------------
         --          --           --          --          --           --            --           11
------------------------------------------------------------------------------------------------------
      2,719         108          486         598         204          107            --           --
------------------------------------------------------------------------------------------------------
         71          --           12           7           2            1             1           --
------------------------------------------------------------------------------------------------------
         --          --           --          --          --           --            --           --
------------------------------------------------------------------------------------------------------
         36           1           13           8           6            2             3            1
------------------------------------------------------------------------------------------------------
          6          --            7          --          --           --            --           --
------------------------------------------------------------------------------------------------------
         12          --            1           1          --           --             1            1
------------------------------------------------------------------------------------------------------
      2,844         109          519         614         212          110             5           13
------------------------------------------------------------------------------------------------------
     69,137       1,998       21,305      13,307      10,196        3,759         5,727        2,534
------------------------------------------------------------------------------------------------------
     52,074       1,936       19,457      12,545       9,428        3,463         5,308        2,384
------------------------------------------------------------------------------------------------------
      8,370           2          181        (154)         61           11             6            2
------------------------------------------------------------------------------------------------------
      8,249           1        1,397         744         638          246           319           94
------------------------------------------------------------------------------------------------------
        444          59          270         172          69           39            94           54
------------------------------------------------------------------------------------------------------
     69,137       1,998       21,305      13,307      10,196        3,759         5,727        2,534
------------------------------------------------------------------------------------------------------
     41,235       1,929       18,154      13,064       8,896        3,258         5,142        2,313
------------------------------------------------------------------------------------------------------
      1.677       1.036        1.174       1.019       1.146        1.154         1.114        1.096
------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                                  MONEY       TOTAL       HIGH                  GOVERNMENT
                                                 MARKET      RETURN       YIELD      GROWTH     SECURITIES   INTERNATIONAL
                                                PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------------
  Interest                                       $4,143       19,431     26,881        3,090       6,837           320
--------------------------------------------------------------------------------------------------------------------------
  Dividends                                          --        6,023        105        3,920          --         2,889
--------------------------------------------------------------------------------------------------------------------------
                                                  4,143       25,454     26,986        7,010       6,837         3,209
--------------------------------------------------------------------------------------------------------------------------
  Less foreign taxes withheld                        --           --         --           --          --           321
--------------------------------------------------------------------------------------------------------------------------
    Total investment income                       4,143       25,454     26,986        7,010       6,837         2,888
--------------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                    376        3,691      1,565        2,658         485         1,174
--------------------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                                   19           86         56           88          60           280
--------------------------------------------------------------------------------------------------------------------------
  Professional fees                                  10           68         26           42          10            18
--------------------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                           50           91         42           62          23            28
--------------------------------------------------------------------------------------------------------------------------
    Total expenses before expense absorption        455        3,936      1,689        2,850         578         1,500
--------------------------------------------------------------------------------------------------------------------------
Less expenses absorbed by investment manager         --           --         --           --          --            --
--------------------------------------------------------------------------------------------------------------------------
    Total expenses after expense absorption         455        3,936      1,689        2,850         578         1,500
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                             3,688       21,518     25,297        4,160       6,259         1,388
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on sales of
  investments and foreign currency
  transactions                                     (850)      86,269        730      111,045        (342)        7,804
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from futures
    transactions                                     --           65        (19)          --        (185)           --
--------------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss)                       (850)      86,334        711      111,045        (527)        7,804
--------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation
  (depreciation) on investments and assets and
  liabilities in foreign currencies                 850       (4,464)     9,092      (29,470)     (3,644)       14,086
--------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                       --       81,870      9,803       81,575      (4,171)       21,890
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                     $3,688      103,388     35,100       85,735       2,088        23,278
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

      SMALL      INVESTMENT
       CAP         GRADE                       SMALL CAP        VALUE+
     GROWTH         BOND          VALUE          VALUE          GROWTH      HORIZON 20+    HORIZON 10+     HORIZON 5
    PORTFOLIO   PORTFOLIO(A)   PORTFOLIO(A)   PORTFOLIO(A)   PORTFOLIO(A)   PORTFOLIO(A)   PORTFOLIO(A)   PORTFOLIO(A)

----------------------------------------------------------------------------------------------------------------------
        377          36              67             57            10              15             50            31
----------------------------------------------------------------------------------------------------------------------
         98          --             129             85            45              12             15             5
----------------------------------------------------------------------------------------------------------------------
        475          36             196            142            55              27             65            36
----------------------------------------------------------------------------------------------------------------------
         --          --              --             --            --              --             --            --
----------------------------------------------------------------------------------------------------------------------
        475          36             196            142            55              27             65            36
----------------------------------------------------------------------------------------------------------------------
        340           4              44             33            22               6             11             5
----------------------------------------------------------------------------------------------------------------------
         37           1               8              7             7               5              7             3
----------------------------------------------------------------------------------------------------------------------
          4          --               1             --            --              --             --            --
----------------------------------------------------------------------------------------------------------------------
         15           1               1              1             1               1              1            --
----------------------------------------------------------------------------------------------------------------------
        396           6              54             41            30              12             19             8
----------------------------------------------------------------------------------------------------------------------
         --          --               1              1             3               3              4             1
----------------------------------------------------------------------------------------------------------------------
        396           6              53             40            27               9             15             7
----------------------------------------------------------------------------------------------------------------------
         79          30             143            102            28              18             50            29
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

      8,533           2             181           (154)           61              11              6             2
----------------------------------------------------------------------------------------------------------------------
         --          --              --             --            --              --             --            --
----------------------------------------------------------------------------------------------------------------------
      8,533           2             181           (154)           61              11              6             2
----------------------------------------------------------------------------------------------------------------------

      3,586           1           1,397            744           638             246            319            94
----------------------------------------------------------------------------------------------------------------------
     12,119           3           1,578            590           699             257            325            96
----------------------------------------------------------------------------------------------------------------------
     12,198          33           1,721            692           727             275            375           125
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS


STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
(IN THOUSANDS)

                                                                MONEY MARKET        TOTAL RETURN
                                                                  PORTFOLIO           PORTFOLIO
                                                               1996      1995      1996      1995
---------------------------------------------------------------------------------------------------
 OPERATIONS
---------------------------------------------------------------------------------------------------
  Net investment income                                       $ 3,688     4,123    21,518    22,128
---------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                       (850)       --    86,334    47,119
---------------------------------------------------------------------------------------------------
  Change in unrealized appreciation                               850      (355)   (4,464)   74,735
---------------------------------------------------------------------------------------------------
  Capital contribution from investment manager                     --       355        --        --
---------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        3,688     4,123   103,388   143,982
---------------------------------------------------------------------------------------------------
Equalization credits (charges)                                     --        --      (891)   (1,827)
---------------------------------------------------------------------------------------------------
  Distribution from net investment income                      (3,688)   (4,123)  (22,873)  (18,740)
---------------------------------------------------------------------------------------------------
  Distribution from net realized gain on investments               --        --   (20,332)       --
---------------------------------------------------------------------------------------------------
Total dividends to shareholders                                (3,688)   (4,123)  (43,205)  (18,740)
---------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions         9,523   (22,743)  (22,084)  (50,115)
---------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         9,523   (22,743)   37,208    73,300
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 NET ASSETS
Beginning of year                                              61,078    83,821   659,894   586,594
---------------------------------------------------------------------------------------------------
END OF YEAR                                                   $70,601    61,078   697,102   659,894
---------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF YEAR            $    --        --    21,298    23,521
---------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FROM MAY 1, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,
1996
(IN THOUSANDS)

                                                                INVESTMENT
                                                                GRADE BOND         VALUE
                                                                PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------
 OPERATIONS
------------------------------------------------------------------------------------------
  Net investment income                                           $   30             143
------------------------------------------------------------------------------------------
  Net realized gain (loss)                                             2             181
------------------------------------------------------------------------------------------
  Change in unrealized appreciation                                    1           1,397
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations              33           1,721
------------------------------------------------------------------------------------------
Equalization credits                                                  29             127
------------------------------------------------------------------------------------------
Net increase from capital share transactions                       1,836          19,357
------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       1,898          21,205
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------
Beginning of period                                                  100             100
------------------------------------------------------------------------------------------
END OF PERIOD                                                     $1,998          21,305
------------------------------------------------------------------------------------------

UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD              $   59             270
------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

 FINANCIAL STATEMENTS


         HIGH YIELD                GROWTH               GOVERNMENT           INTERNATIONAL           SMALL CAP
          PORTFOLIO              PORTFOLIO         SECURITIES PORTFOLIO        PORTFOLIO          GROWTH PORTFOLIO
      1996         1995      1996         1995       1996         1995     1996         1995      1996        1995
-------------------------------------------------------------------------------------------------------------------
      25,297       25,037     4,160        4,087      6,259       6,923     1,388        1,758       79          97
-------------------------------------------------------------------------------------------------------------------
         711       (2,027)  111,045       58,852       (527)      2,908     7,804        1,344    8,533       1,186
-------------------------------------------------------------------------------------------------------------------
       9,092       15,859   (29,470)      36,452     (3,644)      7,318    14,086       12,368    3,586       4,361
-------------------------------------------------------------------------------------------------------------------
          --           --        --           --         --          --        --           --       --          --
-------------------------------------------------------------------------------------------------------------------
      35,100       38,869    85,735       99,391      2,088      17,149    23,278       15,470   12,198       5,644
-------------------------------------------------------------------------------------------------------------------
      (2,891)          36       409          249     (1,240)     (2,310)     (121)         (37)     138          97
-------------------------------------------------------------------------------------------------------------------
     (24,806)     (22,165)   (5,021)      (1,120)    (6,507)     (6,202)   (2,012)        (970)      --         (76)
-------------------------------------------------------------------------------------------------------------------
          --           --   (58,999)     (24,649)        --          --    (1,044)      (1,941)  (1,209)         --
-------------------------------------------------------------------------------------------------------------------
     (24,806)     (22,165)  (64,020)     (25,769)    (6,507)     (6,202)   (3,056)      (2,911)  (1,209)        (76)
-------------------------------------------------------------------------------------------------------------------
      24,535       21,222    50,826       18,954     (5,212)     (9,234)    8,893         (751)  22,637      16,799
-------------------------------------------------------------------------------------------------------------------
      31,938       37,962    72,950       92,825    (10,871)       (597)   28,994       11,771   33,764      22,464
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     257,377      219,415   414,533      321,708     95,185      95,782   134,481      122,710   35,373      12,909
-------------------------------------------------------------------------------------------------------------------
     289,315      257,377   487,483      414,533     84,314      95,185   163,475      134,481   69,137      35,373
-------------------------------------------------------------------------------------------------------------------
      18,803       21,194     5,752        6,191     15,002      16,486     2,739        2,592      444         224
-------------------------------------------------------------------------------------------------------------------

     SMALL CAP
       VALUE     VALUE+GROWTH   HORIZON 20+   HORIZON 10+   HORIZON 5
     PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         102            28            18            50           29
--------------------------------------------------------------------------------
        (154)           61            11             6            2
--------------------------------------------------------------------------------
         744           638           246           319           94
--------------------------------------------------------------------------------
         692           727           275           375          125
--------------------------------------------------------------------------------
          70            41            21            44           25
--------------------------------------------------------------------------------
      12,445         9,328         3,363         5,208        2,284
--------------------------------------------------------------------------------
      13,207        10,096         3,659         5,627        2,434
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         100           100           100           100          100
--------------------------------------------------------------------------------
      13,307        10,196         3,759         5,727        2,534
--------------------------------------------------------------------------------
         172            69            39            94           54
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Investors Fund (the "Fund") is an open-end, diversified management investment company organized as a business trust under the laws of Massachusetts. The Fund offers fourteen Portfolios. On May 1, 1996 the Equity Portfolio and Small Capitalization Equity Portfolio changed their names to the Growth Portfolio and Small Cap Growth Portfolio, respectively.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION.

                             Investments are stated at value.

                             The securities of the Portfolios (excluding the Money Market Portfolio) that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Trustees or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options, financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             The securities of the Money Market Portfolio are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. Dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. Dollars at the mean between the bid and offered quotations of such currencies against the U.S. Dollar as

NOTES TO FINANCIAL STATEMENTS

                             last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. Dollars at the rates of exchange prevailing on the respective dates of such transactions. The Portfolios include that portion of the results of operations resulting from changes in foreign exchange rates with the net realized and unrealized gain (loss) on investments.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities and money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             Several of the Portfolios may purchase securities with delivery or payment to occur at a later date. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At December 31, 1996, the Government Securities Portfolio had $16,317,000 of purchase commitments outstanding (19% of net assets) with a corresponding amount of assets segregated.

                             EXPENSES. Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Fund expenses are allocated among the Portfolios in proportion to their relative net assets.

                             FUND SHARE VALUATION. Shares of each Portfolio of the Fund are offered on a continuous basis to the separate accounts of participating insurance companies where permitted by law. On each day the New York Stock Exchange is open for trading, each Portfolio determines its net asset value per share
                             (NAV) by dividing the total value of the Portfolio's investments and other assets, less liabilities, by the number of Portfolio shares outstanding. The NAV is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange for all Portfolios, and additionally at 11:00 a.m. Chicago time for the Money Market Portfolio. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value for the International Portfolio does not take place contemporaneously with the determination of prices of the Fund's foreign securities.

                             FEDERAL INCOME TAXES. Each Portfolio has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The

NOTES TO FINANCIAL STATEMENTS

                             accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1996 amounted to approximately $21,430,000 in the High Yield Portfolio, $4,431,000 in the Government Securities Portfolio and $40,000 in the Small Cap Value Portfolio. These losses are available to offset future taxable gains in the respective Portfolios and, if not applied, expire during the period 1998 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. All Portfolios, except the Money Market Portfolio, declare and pay dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. The Money Market Portfolio declares a daily dividend equal to its net investment income for that day, payable monthly.

                             Shareholders will receive dividends in additional shares.

                             Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions, if applicable.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares in all Portfolios except the Money Market Portfolio is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         The Fund has a management agreement with Zurich
                             Kemper Investments, Inc. (ZKI), the Fund's investment manager for each Portfolio except the Value and Small Cap Value Portfolios. For management services and facilities furnished, the Fund pays a fee, based on average daily net assets, at an annual rate of .50% for the Money Market
                             Portfolio, .55% for the Total Return and Government
                             Securities Portfolios, .60% for the High Yield,
                             Growth, Investment Grade Bond, Horizon 20+, Horizon
                             10+ and Horizon 5 Portfolios, .65% for the Small
                             Cap Growth Portfolio and .75% for the International and Value+Growth Portfolios. Dreman Value Advisors,
                             Inc. (DVA), a wholly owned subsidiary of ZKI, serves as the investment manager for the Value and the Small Cap Value Portfolios and is paid a management fee at an annual rate of .75% of average daily net assets of such Portfolios. DVA also serves as sub-adviser for the Value+Growth and Horizon Portfolios, and is paid by ZKI for its services. Zurich Investment Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the applicable portfolios, and is paid by ZKI for its services. For the year ended December 31, 1996, the Fund incurred management fees of $10,414,000.
                             Kemper Distributors, Inc., an affiliate of ZKI, is the distributor and principal underwriter for shares of the Fund.

                             ZKI agreed to absorb certain operating expenses of the following portfolios through December 31, 1996:
                             Investment Grade Bond, Value, Small Cap Value, Value+Growth, Horizon 20+, Horizon 10+ and Horizon 5

 NOTES TO FINANCIAL STATEMENTS


                             Portfolios. Under this arrangement, ZKI absorbed expenses of $13,000 for the period ended December 31, 1996.

                             Certain officers or trustees of the Fund are also officers or directors of ZKI or DVA. During the year ended December 31, 1996, the Fund made no direct payments to its officers and incurred trustees' fees of $182,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended December 31, 1996, investment
                             transactions (excluding short-term investments) are as follows (in thousands):

                                                                                              PROCEEDS
                                                                           PURCHASES         FROM SALES
                                                                           ---------         ----------
                              Total Return Portfolio                          $625,164         $664,125
                              High Yield Portfolio                             331,662          294,418
                              Growth Portfolio                                 727,992          715,730
                              Government Securities Portfolio                  321,712          316,613
                              International Portfolio                          161,743          142,343
                              Small Cap Growth Portfolio                       100,192           80,205

                             For the period from May 1, 1996 to December 31, 1996, investment transactions (excluding short-term investments) are as follows (in thousands):

                                                                                                PROCEEDS
                                                                               PURCHASES       FROM SALES
                                                                               ---------       ----------
                              Investment Grade Bond Portfolio                   $ 1,731          $  168
                              Value Portfolio                                    20,008           3,609
                              Small Cap Value Portfolio                          13,568           2,856
                              Value+Growth Portfolio                             10,385           1,115
                              Horizon 20+ Portfolio                               4,107             743
                              Horizon 10+ Portfolio                               6,714           1,442
                              Horizon 5 Portfolio                                 2,432             124

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of each Portfolio of the Fund (in thousands):

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                     1996                   1995
                                                                            --------------------   --------------------
                                                                             SHARES     AMOUNT      SHARES     AMOUNT
                                          MONEY MARKET PORTFOLIO
                                          Shares sold                        149,223   $ 149,223    122,960   $ 122,960
                                          ------------------------------------------------------------------------------
                                          Shares issued in reinvestment
                                          of dividends                         3,704       3,704      4,191       4,191
                                          ------------------------------------------------------------------------------
                                                                              152,927     152,927    127,151    127,151
                                          ------------------------------------------------------------------------------
                                          Shares redeemed                   (143,404)   (143,404)  (149,894)   (149,894)
                                          ------------------------------------------------------------------------------
                                          Net increase (decrease) from
                                          capital share transactions           9,523   $   9,523    (22,743)  $ (22,743)
                                          ------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS


                                                                                    YEAR ENDED DECEMBER 31,
                                                                                  1996                   1995
                                                                          --------------------   --------------------
                                                                           SHARES     AMOUNT      SHARES     AMOUNT
                                       ------------------------------------------------------------------------------
                                        TOTAL RETURN PORTFOLIO
                                        Shares sold                         36,913   $  94,083     35,774   $  81,265
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        17,682      43,205      8,512      18,740
                                       ------------------------------------------------------------------------------
                                                                            54,595     137,288     44,286     100,005
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                    (62,870)   (159,372)   (66,098)   (150,120)
                                       ------------------------------------------------------------------------------
                                        Net decrease from capital share
                                        transactions                        (8,275)  $ (22,084)   (21,812)  $ (50,115)
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        HIGH YIELD PORTFOLIO
                                        Shares sold                        101,227   $ 118,182     74,793   $  84,004
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        21,456      24,806     19,366      22,165
                                       ------------------------------------------------------------------------------
                                                                           122,683     142,988     94,159     106,169
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                   (101,236)   (118,453)   (74,907)    (84,947)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital share
                                        transactions                        21,447   $  24,535     19,252   $  21,222
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        GROWTH PORTFOLIO
                                        Shares sold                         33,305   $ 104,951     40,308   $ 117,495
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        22,196      64,020      9,679      25,769
                                       ------------------------------------------------------------------------------
                                                                            55,501     168,971     49,987     143,264
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                    (37,981)   (118,145)   (43,622)   (124,310)
                                        -----------------------------------------------------------------------------
                                        Net increase from capital share
                                        transactions                        17,520   $  50,826      6,365   $  18,954
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        GOVERNMENT SECURITIES PORTFOLIO
                                        Shares sold                         11,632   $  10,799     38,793   $  36,895
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                         5,657       6,507      5,447       6,202
                                       ------------------------------------------------------------------------------
                                                                            17,289      17,306     44,240      43,097
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                    (22,442)    (22,518)   (53,140)    (52,331)
                                       ------------------------------------------------------------------------------
                                        Net decrease from capital share
                                        transactions                        (5,153)  $  (5,212)    (8,900)  $  (9,234)
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        INTERNATIONAL PORTFOLIO
                                        Shares sold                         41,003   $  59,682     29,450   $  37,549
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                         2,155       3,056      2,361       2,911
                                       ------------------------------------------------------------------------------
                                                                            43,158      62,738     31,811      40,460
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                    (36,773)    (53,845)   (32,312)    (41,211)
                                       ------------------------------------------------------------------------------
                                        Net increase (decrease) from
                                        capital share transactions           6,385   $   8,893       (501)  $    (751)
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        SMALL CAP GROWTH PORTFOLIO
                                        Shares sold                         28,558   $  43,316     22,379   $  26,856
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                           840       1,209         71          76
                                       ------------------------------------------------------------------------------
                                                                            29,398      44,525     22,450      26,932
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                    (14,446)    (21,888)    (8,586)    (10,133)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital share
                                        transactions                        14,952   $  22,637     13,864   $  16,799
                                       ------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS




                                                                                                     MAY 1 TO
                                                                                                 DECEMBER 31, 1996
                                                                                                -------------------
                                                                                                SHARES      AMOUNT
                                       ----------------------------------------------------------------------------
                                        INVESTMENT GRADE BOND PORTFOLIO
                                        Shares sold                                              1,962      $ 1,970
                                       ----------------------------------------------------------------------------
                                        Shares redeemed                                           (133)        (134)
                                       ----------------------------------------------------------------------------
                                        Net increase from capital share transactions             1,829      $ 1,836
                                       ----------------------------------------------------------------------------

                                       ----------------------------------------------------------------------------
                                        VALUE PORTFOLIO
                                        Shares sold                                             18,543      $19,897
                                       ----------------------------------------------------------------------------
                                        Shares redeemed                                           (489)        (540)
                                       ----------------------------------------------------------------------------
                                        Net increase from capital share transactions            18,054      $19,357
                                       ----------------------------------------------------------------------------

                                       ----------------------------------------------------------------------------
                                        SMALL CAP VALUE PORTFOLIO
                                        Shares sold                                             13,865      $13,311
                                       ----------------------------------------------------------------------------
                                        Shares redeemed                                           (901)        (866)
                                       ----------------------------------------------------------------------------
                                        Net increase from capital share transactions            12,964      $12,445
                                       ----------------------------------------------------------------------------

                                       ----------------------------------------------------------------------------
                                        VALUE+GROWTH PORTFOLIO
                                        Shares sold                                              9,367      $ 9,935
                                       ----------------------------------------------------------------------------
                                        Shares redeemed                                           (571)        (607)
                                       ----------------------------------------------------------------------------
                                        Net increase from capital share transactions             8,796      $ 9,328
                                       ----------------------------------------------------------------------------

                                       ----------------------------------------------------------------------------
                                        HORIZON 20+ PORTFOLIO
                                        Shares sold                                              3,249      $ 3,460
                                       ----------------------------------------------------------------------------
                                        Shares redeemed                                            (91)         (97)
                                       ----------------------------------------------------------------------------
                                        Net increase from capital share transactions             3,158      $ 3,363
                                       ----------------------------------------------------------------------------

                                       ----------------------------------------------------------------------------
                                        HORIZON 10+ PORTFOLIO
                                        Shares sold                                              5,200      $ 5,375
                                       ----------------------------------------------------------------------------
                                        Shares redeemed                                           (158)        (167)
                                       ----------------------------------------------------------------------------
                                        Net increase from capital share transactions             5,042      $ 5,208
                                       ----------------------------------------------------------------------------

                                       ----------------------------------------------------------------------------
                                        HORIZON 5 PORTFOLIO
                                        Shares sold                                              2,326      $ 2,399
                                       ----------------------------------------------------------------------------
                                        Shares redeemed                                           (113)        (115)
                                       ----------------------------------------------------------------------------
                                        Net increase from capital share transactions             2,213      $ 2,284
                                       ----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The Government Securities Portfolio has entered
                             into exchange traded financial futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts. At the time a Portfolio enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Portfolio and the broker as the market value of the futures contract fluctuates. At December 31, 1996, the market value of assets pledged by the Portfolio to cover margin requirements for open futures positions was $825,000. In addition, the Portfolio had sufficient assets segregated at the custodian to cover its obligation under the following futures contracts expiring in March, 1997.

                                                          FACE                       GAIN (LOSS) AT
                                       TYPE              AMOUNT        POSITION         12/31/96
                              ---------------------------------------------------------------------

                              U.S. Treasury
                              Securities               $3,646,000        Long           $(45,000)
                              ---------------------------------------------------------------------

                              U.S. Treasury
                              Securities              7,422,000       Short             57,000
                              ---------------------------------------------------------------------

                                  Total                                                 $ 12,000
                              ---------------------------------------------------------------------

--------------------------------------------------------------------------------

7    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of a particular foreign currency against the U.S. Dollar, the International Portfolio has entered into a forward contract to deliver foreign currency in exchange for U.S. Dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain on this contract is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At December 31, 1996, the Portfolio had the following forward foreign currency contract outstanding with a settlement date in January, 1997:

                                                                    CONTRACT        UNREALIZED
                                       FOREIGN CURRENCY             AMOUNT IN         GAIN AT
                                       TO BE DELIVERED             U.S. DOLLARS       12/31/96
                              ------------------------------------------------------------------

                              906,400,000 Japanese Yen               $8,092,000        $239,000
                              ------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                            ----------------------------------------------
                                                       MONEY MARKET PORTFOLIO
                                            ----------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                            1996      1995     1994     1993     1992
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of year         $  1.00     1.00     1.00     1.00     1.00
------------------------------------------------------------------------------------------
Net investment income and dividends
  declared                                     .05      .06      .04      .03      .03
------------------------------------------------------------------------------------------
Net asset value, end of year               $  1.00     1.00     1.00     1.00     1.00
------------------------------------------------------------------------------------------

TOTAL RETURN                                  5.03%    5.66     3.96     2.83     3.43
------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------
Expenses                                       .60%     .55      .53      .56      .57
------------------------------------------------------------------------------------------
Net investment income                         4.90%    5.52     3.95     2.79     3.38
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $70,601   61,078   83,821   68,177   75,270
------------------------------------------------------------------------------------------

NOTES TO MONEY MARKET PORTFOLIO

The total returns for 1995 and 1994 include the effect of a capital contribution from the investment manager. Without the capital contribution, the total returns would have been 5.11% and 3.47%, respectively.

                                             --------------------------------------------------
                                                          TOTAL RETURN PORTFOLIO
                                             --------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                             1996      1995      1994      1993      1992
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year         $  2.579     2.112     2.586     2.473     2.658
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .084      .084      .069      .069      .061
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .322      .453     (.313)     .214     (.026)
-----------------------------------------------------------------------------------------------
Total from investment operations               .406      .537     (.244)     .283      .035
-----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .090      .070      .060      .050      .080
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain          .080        --      .170      .120      .140
-----------------------------------------------------------------------------------------------
Total dividends                                .170      .070      .230      .170      .220
-----------------------------------------------------------------------------------------------
Net asset value, end of year               $  2.815     2.579     2.112     2.586     2.473
-----------------------------------------------------------------------------------------------

TOTAL RETURN                                  16.76%    25.97     (9.50)    12.13      1.69
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Expenses                                        .59%      .60       .61       .59       .60
-----------------------------------------------------------------------------------------------
Net investment income                          3.21%     3.52      3.13      3.19      3.41
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $697,102   659,894   586,594   643,830   528,007
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                          90%      118       128       191       160
-----------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the year ended December 31,
1996 was $.0574.
-----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                 ---------------------------------------------------
                                                                HIGH YIELD PORTFOLIO
                                                 ---------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                  1996       1995       1994       1993       1992
----------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $  1.259      1.185      1.338      1.209      1.144
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .120       .125       .116       .120       .125
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           .042       .069      (.149)      .109       .070
----------------------------------------------------------------------------------------------------
Total from investment operations                    .162       .194      (.033)      .229       .195
----------------------------------------------------------------------------------------------------
Less distribution from net investment income        .140       .120       .120       .100       .130
----------------------------------------------------------------------------------------------------
Net asset value, end of year                    $  1.281      1.259      1.185      1.338      1.209
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.06%     17.40      (2.25)     20.00      17.76
----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------
Expenses                                             .65%       .65        .65        .63        .64
----------------------------------------------------------------------------------------------------
Net investment income                               9.70%     10.27       9.49       9.54      10.44
----------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)        $289,315    257,377    219,415    233,964    162,158
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                               98%        90         98         84         57
----------------------------------------------------------------------------------------------------

                                                  --------------------------------------------------
                                                                  GROWTH PORTFOLIO
                                                  --------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                                  1996       1995       1994       1993       1992
----------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $  3.262      2.665      2.935      2.631      2.642
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .030       .034       .018       .004       .007
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           .589       .793      (.138)      .370       .082
----------------------------------------------------------------------------------------------------
Total from investment operations                    .619       .827      (.120)      .374       .089
----------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income           .040       .010         --       .010       .005
----------------------------------------------------------------------------------------------------
  Distribution from net realized gain               .470       .220       .150       .060       .095
----------------------------------------------------------------------------------------------------
Total dividends                                     .510       .230       .150       .070       .100
----------------------------------------------------------------------------------------------------
Net asset value, end of year                    $  3.371      3.262      2.665      2.935      2.631
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       21.63%     32.97      (4.02)     14.63       3.57

----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------
Expenses                                             .64%       .64        .66        .64        .64
----------------------------------------------------------------------------------------------------
Net investment income                                .94%      1.15        .69        .30        .65
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)        $487,483    414,533    321,708    284,461    203,624
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                              175%        88        106         78         78
----------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the year ended December 31, 1996 was $.0558.
----------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                            -----------------------------------------------
                                                  GOVERNMENT SECURITIES PORTFOLIO
                                            -----------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                            1996      1995     1994     1993      1992
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of year         $ 1.269    1.142    1.267     1.277    1.287
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .085     .084     .067      .060     .064
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    (.057)    .123    (.102)     .020     .006
-------------------------------------------------------------------------------------------
Total from investment operations              .028     .207    (.035)     .080     .070
-------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .090     .080     .060      .060     .050
-------------------------------------------------------------------------------------------
  Distribution from net realized gain           --       --     .030      .030     .030
-------------------------------------------------------------------------------------------
Total dividends                               .090     .080     .090      .090     .080
-------------------------------------------------------------------------------------------
Net asset value, end of year               $ 1.207    1.269    1.142     1.267    1.277
-------------------------------------------------------------------------------------------
TOTAL RETURN                                  2.56%   18.98    (2.74)     6.48     5.90
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------
Expenses                                       .66%     .65      .63       .60      .61
-------------------------------------------------------------------------------------------
Net investment income                         7.09%    7.08     5.69      5.05     6.08
-------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $84,314   95,185   95,782   121,912   98,814
-------------------------------------------------------------------------------------------
Portfolio turnover rate                        325%     275      606       534      492
-------------------------------------------------------------------------------------------

                                             -------------------------------------------------
                                                         INTERNATIONAL PORTFOLIO
                                             -------------------------------------------------
                                                                                    JANUARY 6
                                                                                       TO
                                                  YEAR ENDED DECEMBER 31,          DECEMBER 31,
                                             1996      1995      1994      1993        1992
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  1.371     1.244     1.306     .993       1.000
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .011      .018      .009     .010        .010
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .212      .139     (.056)    .313       (.017)
-----------------------------------------------------------------------------------------------
Total from investment operations               .223      .157     (.047)    .323       (.007)
-----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .020      .010        --     .009          --
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain          .010      .020      .015     .001          --
-----------------------------------------------------------------------------------------------
Total dividends                                .030      .030      .015     .010          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period             $  1.564     1.371     1.244    1.306        .993
-----------------------------------------------------------------------------------------------

TOTAL RETURN (NOT ANNUALIZED)                 16.49%    12.83     (3.59)   32.83        (.72)
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------
Expenses                                        .96%      .92       .93      .92        1.11
-----------------------------------------------------------------------------------------------
Net investment income                           .89%     1.39       .74      .86        1.01
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                 $163,475   134,481   122,710   88,880      19,447
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             87%      126       107      116         129
-----------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the year ended December 31,
1996 was $.0183. Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.
-----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                            -----------------------------------
                                                SMALL CAP GROWTH PORTFOLIO
                                            -----------------------------------
                                              YEAR ENDED
                                             DECEMBER 31,         MAY 2 TO
                                            1996      1995    DECEMBER 31, 1994
-------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period        $1.346    1.039         1.000
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .002     .005          .008
-------------------------------------------------------------------------------
  Net realized and unrealized gain            .369     .307          .031
-------------------------------------------------------------------------------
Total from investment operations              .371     .312          .039
-------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       --     .005            --
-------------------------------------------------------------------------------
  Distribution from net realized gain         .040       --            --
-------------------------------------------------------------------------------
Total dividends                               .040     .005            --
-------------------------------------------------------------------------------
Net asset value, end of period              $1.677    1.346         1.039
-------------------------------------------------------------------------------

TOTAL RETURN (NOT ANNUALIZED)                28.04%   30.07          3.95
-------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------
Expenses                                       .75%     .87          1.25
-------------------------------------------------------------------------------
Net investment income                          .15%     .42           .91
-------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                 $69,137   35,373        12,909
-------------------------------------------------------------------------------
Portfolio turnover rate (annualized)           156%      81            58
-------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the year ended
December 31, 1996 was $.0570.
-------------------------------------------------------------------------------

                                       INVESTMENT
                                          GRADE                     SMALL        VALUE+       HORIZON       HORIZON      HORIZON
                                          BOND         VALUE      CAP VALUE      GROWTH         20+           10+           5
                                        PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO

                                          FOR THE PERIOD MAY 1 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $1.000         1.000        1.000        1.000        1.000         1.000        1.000
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    .031          .015         .013         .008         .012          .018         .023
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain         .005          .159         .006         .138         .142          .096         .073
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations           .036          .174         .019         .146         .154          .114         .096
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $1.036         1.174        1.019        1.146        1.154         1.114        1.096
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)              3.57%        17.36         1.86        14.60        15.37         11.37         9.59
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED):
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                    .87%          .90          .90          .90          .81           .78          .83
---------------------------------------------------------------------------------------------------------------------------------

Net investment income                      4.93%         2.42         2.25          .97         1.71          2.69         3.60
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED):
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                    .87%          .92          .92         1.01         1.13          1.01         1.01
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                      4.93%         2.40         2.23          .86         1.39          2.46         3.42
---------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
  thousands)                             $1,998        21,305       13,307       10,196        3,759         5,727        2,534
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)         75%           57           61           25           60            76           13
---------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid per
share
on stock transactions                        --        $.0500        .0500        .0596        .0458         .0455        .0490
---------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

KEMPER INVESTORS FUND MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                CORPORATE OBLIGATIONS              VALUE
----------------------------------------------------------
----------------------------------------------------------
BANKING--2.8%
----------------------------------------------------------
        Credit Lyonnais N.A. Inc.
          5.49%, 1/22/97                          $ 1,994
----------------------------------------------------------
BUSINESS LOANS--22.6%
----------------------------------------------------------
        Astro Capital Corp.
          5.48%, 2/3/97                             1,990
        BTM Capital Corporation
          5.45%, 1/21/97                            1,994
        Banner Receivables Corporation
          5.50%, 2/20/97                            1,985
        Broadway Capital Corp.
          5.41%, 1/15/97                            1,996
        Gotham Capital Corporation
          5.50%, 1/9/97                             1,997
   (a)  Heller Financial, Inc.
          5.36%, 1/2/97                             2,000
        Ranger Funding Corporation
          5.43%, 1/28/97                            1,992
        Strategic Asset Funding Corp.
          5.48%, 1/31/97                            1,991
        --------------------------------------------------
                                                   15,945
----------------------------------------------------------
CAPITAL AND EQUIPMENT LENDING--8.5%
----------------------------------------------------------
        IBM Credit Corp.
          5.26%, 2/28/97                            1,999
        Mitsubishi Motors Credit of America,
        Inc.
          5.49%, 1/13/97                            1,996
        SRD Finance Inc.
          5.45%, 1/9/97                             1,998
        --------------------------------------------------
                                                    5,993
----------------------------------------------------------
CAPTIVE BUSINESS LENDING--12.7%
----------------------------------------------------------
        CSW Credit, Inc.
          5.41%, 1/29/97                            1,992
        Enterprise Funding Corp.
          5.50%, 1/28/97                            1,992
   (a)  FINOVA Capital Corporation
          5.68%, 1/15/97                            2,000
        Orix America, Inc.
          5.70%, 3/17/97                            2,965
        --------------------------------------------------
                                                    8,949
----------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES--2.8%
----------------------------------------------------------
        Coca-Cola Enterprises Inc.
          5.40%, 1/14/97                            1,996
----------------------------------------------------------
DIVERSIFIED FINANCE--11.3%
----------------------------------------------------------
        APEX Funding Corp.
          5.49%, 1/31/97                          $ 1,991
        Dynamic Funding Corporation
          5.51%, 1/8/97                             1,998
        STRAIT Capital Corporation
          5.45%, 1/21/97                            1,994
        Sigma Finance, Inc.
          5.48%, 3/27/97                            1,974
        --------------------------------------------------
                                                    7,957
----------------------------------------------------------
FINANCIAL SERVICES--16.9%
----------------------------------------------------------
   (a)  Bear Stearns Companies Inc.
          5.66%, 1/21/97                            2,000
   (a)  Goldman Sachs Group, L.P.
          5.93%, 1/27/97                            2,000
(a)(b)  Lehman Brothers Holdings Inc.
          5.81%, 1/15/97                            2,000
   (a)  Merrill Lynch & Co., Inc.
          5.58%, 1/21/97                            2,000
        Nomura Holding America Inc.
          5.61%, 4/29/97                            1,964
        Salomon Inc.
          6.42%, 4/21/97                            1,962
        --------------------------------------------------
                                                   11,926

----------------------------------------------------------
UTILITIES--12.0%
----------------------------------------------------------
        GTE Corporation
          5.54%, 1/24/97                            1,993
        Gulf Coast Waste Authority, Texas
          5.42%, 1/27/97                            2,000
        NYNEX Corporation
          5.50%, 3/28/97                            1,974
        New Hampshire
        Industrial Development Authority
          5.45%, 2/18/97                            2,500
        --------------------------------------------------
                                                    8,467
        --------------------------------------------------
        TOTAL CORPORATE OBLIGATIONS--89.6%
        (AVERAGE MATURITY: 35 DAYS)                63,227
        --------------------------------------------------


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                   BANK OBLIGATIONS                VALUE
-------------------------------------------------------------
CERTIFICATES OF DEPOSIT
U.S. BANKS--8.5%
-------------------------------------------------------------
     (a)AmSouth Bank of Alabama
          5.46%, 1/7/97                           $ 1,999
     (a)Bankers Trust Company
          5.40%, 1/1/97                             1,999
     (a)Old Kent Bank
          3.75%, 1/1/97                             2,000
        -----------------------------------------------------
                                                    5,998
        -----------------------------------------------------

                   BANK OBLIGATIONS                VALUE
-------------------------------------------------------------
CERTIFICATES OF DEPOSIT
FOREIGN BANK--2.8%
-------------------------------------------------------------
        Sumitomo Bank, Ltd.
          5.53%, 2/28/97                          $ 2,000
        -----------------------------------------------------
        TOTAL BANK OBLIGATIONS--11.3%
        (AVERAGE MATURITY: 16 DAYS)                 7,998
        -----------------------------------------------------
        TOTAL INVESTMENTS--100.9%
        (AVERAGE MATURITY: 33 DAYS)                71,225
        -----------------------------------------------------
        LIABILITIES, LESS CASH
        AND OTHER ASSETS--(.9)%                      (624)
        -----------------------------------------------------
        NET ASSETS--100%                          $70,601
        -----------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO MONEY MARKET PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Interest rates represent annualized yield to date of maturity, except for variable rate securities described in Note (a). For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amount.

(a) Variable rate securities. The rates shown are the current rates at December 31, 1996. The dates shown represent the demand date or next interest rate change date.

(b) Illiquid security representing 2.8% of net assets at December 31, 1996.

See accompanying Notes to Financial Statements.

\PORTFOLIO OF INVESTMENTS

KEMPER INVESTORS FUND TOTAL RETURN PORTFOLIO

Portfolio of Investments at December 31, 1996
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------
                                      PRINCIPAL
                                      AMOUNT OR
                                       NUMBER
    GOVERNMENT OBLIGATIONS            OF SHARES        VALUE
----------------------------------------------------------------
U.S. TREASURY NOTES
----------------------------------------------------------------
       7.75%, 2000                    $  6,000       $  6,279
       7.875%, 2001                      7,000          7,462
       7.75%, 2001                       9,000          9,512
       6.25%, 2003                       8,500          8,492
       7.25%, 2004                      33,000         34,726
       5.875%, 2004                      4,000          3,895
       6.50%, 2005                       4,200          4,229
     -----------------------------------------------------------
                                                       74,595
----------------------------------------------------------------
U.S. TREASURY BONDS
----------------------------------------------------------------
       10.75%, 2005                      8,400         10,777
       12.00%, 2013                      1,800          2,575
       12.50%, 2014                     13,000         19,433
     -----------------------------------------------------------
                                                       32,785
----------------------------------------------------------------
PROVINCE OF QUEBEC, CANADA
----------------------------------------------------------------
       8.625%, 2005                      2,000          2,202
     -----------------------------------------------------------
     TOTAL GOVERNMENT OBLIGATIONS--15.7%
     (COST: $108,424)                                 109,582
     -----------------------------------------------------------

     COMMON STOCKS
----------------------------------------------------------------
BASIC INDUSTRIES--3.4%
----------------------------------------------------------------
     Air Products & Chemicals           58,500shs.      4,044
     Betz Laboratories                  44,900          2,627
     Cementos Mexicanos, S.A. de
       C.V., "B," ADR                   38,700            152
     Crown Cork & Seal Co.              85,000          4,622
     W.R. Grace & Co.                   57,000          2,950
     Nucor Corp.                        33,500          1,708
     Praxair, Inc.                      93,100          4,294
     Rentokil Group PLC                 21,000            158
     Temple-Inland Inc.                 50,000          2,706
     Toray Industries                   23,000            142
     -----------------------------------------------------------
                                                       23,403
----------------------------------------------------------------
CAPITAL GOODS--7.7%
----------------------------------------------------------------
     Boeing Co.                         51,000          5,425
     Emerson Electric Co.               58,900          5,698
     Fluor Corp.                        60,000          3,765
     GM Hughes Electronics Corp.        85,000          4,781
     General Electric Co.              116,600         11,529
     B.F. Goodrich Co.                 165,000          6,682
     Honda Motor Co., Ltd.               6,000            171
     Illinois Tool Works                57,500          4,593
     Mitsubishi Heavy Industries        18,000            143
     Raytheon Co.                       22,500          1,083
     Sundstrand Corp.                  113,200          4,811
     Technip S.A.                        3,468            325
(a)  U.S. Filter Corp.                  65,000          2,064
     Westinghouse Electric Corp.       130,000          2,584
     -----------------------------------------------------------
                                                       53,654
                                       NUMBER
                                     OF SHARES        VALUE
----------------------------------------------------------------
CONSUMER CYCLICALS--6.9%
----------------------------------------------------------------
     Brunswick Corp.                   170,000       $  4,080
     CVS Corporation                    76,700          3,173
     Carnival Corp.                    200,000          6,600
  (a)Circus Circus Enterprises          47,400          1,629
  (a)Consolidated Stores Corp.         170,750          5,507
     Walt Disney Company                75,000          5,222
  (a)Federated Department Stores       119,000          4,061
     Hilton Hotels Corp.               140,000          3,658
  (a)Liberty Media Group, "A"           84,000          2,399
     Marriott International             64,900          3,586
  (a)Mirage Resorts, Incorporated      216,000          4,671
     Randstad Holding N.V.               1,172             84
     Reed International PLC              8,968            169
  (a)Viacom International, "B"          90,000          3,139
     -----------------------------------------------------------
                                                       47,978
----------------------------------------------------------------
CONSUMER DURABLES--2.7%
----------------------------------------------------------------
     Goodyear Tire & Rubber Company     74,500          3,827
     Leggett & Platt Incorporated      193,100          6,686
     Magna International Inc., "A"     140,500          7,833
     Matsushita Electric Industrial
       Co., Ltd.                        10,000            163
     -----------------------------------------------------------
                                                       18,509
----------------------------------------------------------------
CONSUMER STAPLES--3.1%
----------------------------------------------------------------
     Dole Food Co.                       3,000            102
     Gillette Co.                       46,000          3,576
     Newell Co.                         80,000          2,520
     Philip Morris Companies            59,800          6,735
     Procter & Gamble Co.               79,700          8,568
     Rite Aid Corp.                      9,263            368
     -----------------------------------------------------------
                                                       21,869
----------------------------------------------------------------
ENERGY--4.4%
----------------------------------------------------------------
     AMOCO Corp.                        53,000          4,267
     Amerada Hess Corp.                 75,000          4,341
     British Petroleum                  11,895            143
     Enron Corp.                        75,200          3,243
     Exxon Corp.                        41,600          4,077
     Mobil Corp.                        31,000          3,790
     Union Pacific Resources Group      45,000          2,706
     Union Texas Petroleum Holdings    207,500          4,643
     Unocal Corp.                       85,000          3,453
     -----------------------------------------------------------
                                                       30,663

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------
                                       NUMBER
                                     OF SHARES        VALUE
----------------------------------------------------------------
FINANCE--11.1%
----------------------------------------------------------------
     H. F. Ahmanson & Co.               68,000       $  2,210
     Allstate Corp.                    145,000          8,392
     American Express Company           70,000          3,955
     Bank of Boston                     61,800          3,971
     Bank of Ireland                    24,613            223
     CITIC Pacific Ltd.                 42,000            244
     Chase Manhattan Corp.              28,000          2,499
     Cheung Kong Holdings Ltd.          22,000            195
     Corestates Financial Corp.         45,000          2,334
     Dean Witter Discover               80,000          5,300
     Development Bank of Singapore      13,000            176
     Federal National Mortgage
       Association                     148,500          5,532
     First Chicago NBD Corp.            62,000          3,332
     First USA                         132,800          4,598
     Great Western Financial Corp.      50,000          1,450
     ITT Hartford Group                 90,000          6,075
     Internationale Nederlanden
       Groep N.V.                        5,838            210
     Jefferson-Pilot Corp.              68,600          3,884
     KeyCorp                            39,900          2,015
     MGIC Investment Corp.              42,700          3,245
     Mellon Bank Corp.                  45,000          3,195
     Merrill Lynch & Co.                23,800          1,940
     NationsBank                        32,000          3,128
     PNC Bank Corp., N.A.               92,500          3,480
     Signet Banking Corp.               50,000          1,537
     Travelers Group                    98,666          4,477
     -----------------------------------------------------------
                                                       77,597
----------------------------------------------------------------
HEALTH CARE--9.7%
----------------------------------------------------------------
     Abbott Laboratories               120,000          6,090
     American Home Products            100,000          5,863
  (a)Amgen, Inc.                        38,000          2,066
     Baxter International               84,000          3,444
  (a)British Bio-Technology Group       36,500            128
  (a)Fresenius Medical Care, A.G.        2,090            168
  (a)HealthCare COMPARE Corp.           76,100          3,225
     Johnson & Johnson                 190,000          9,453
     Eli Lilly & Co.                   100,000          7,300
     Merck & Co., Inc.                  83,200          6,594
  (a)Novartis, ADR                      61,200          3,481
     Omnicare, Inc.                     76,100          2,445
     Perkin-Elmer Corp.                100,000          5,887
     Pharmacia & Upjohn, Inc.           70,000          2,774
     Roche Holding A.G.,
     with warrants expiring 1998            20            156
  (a)St. Jude Medical                   70,000          2,984
  (a)Steris Corp.                      100,900          4,389
  (a)Ventritex Inc.                     50,000          1,231
     -----------------------------------------------------------
                                                       67,678
----------------------------------------------------------------
                                      NUMBER OF
                                      SHARES OR
                                      PRINCIPAL
                                       AMOUNT          VALUE
----------------------------------------------------------------
TECHNOLOGY--8.7%
----------------------------------------------------------------
     Adobe Systems                      44,000       $  1,644
  (a)Applied Materials, Inc.            58,000          2,084
  (a)Cadence Design Systems            106,600          4,237
  (a)Cisco Systems                      88,000          5,599
     L.M. Ericsson Telephone Co.,
       "B"                               8,045            249
     Harris Corp.                       52,000          3,568
     Hewlett-Packard Co.                57,500          2,889
  (a)Informix Corp.                    122,000          2,486
     Intel Corp.                        45,000          5,892
     International Business
       Machines                         20,000          3,020
     Murata Manufacturing                5,000            165
  (a)National Semiconductor Corp.      125,000          3,047
  (a)Parametric Technology Corp.        43,200          2,219
     Pitney Bowes Inc.                  54,000          2,943
  (a)Silicon Graphics Inc.              68,000          1,734
  (a)Sterling Commerce                  87,500          3,084
  (a)Sun Microsystems                  116,000          2,980
  (a)Teradyne                           79,000          1,926
  (a)3Com Corporation                   61,800          4,534
     United Technologies                93,600          6,178
     -----------------------------------------------------------
                                                       60,478
----------------------------------------------------------------
TRANSPORTATION--1.6%
----------------------------------------------------------------
     Burlington Northern Sante Fe
       Corporation                      48,000          4,146
     Canadian National Railway
       Company                          42,767          1,625
     Ryder System Inc.                 190,700          5,363
     Swire Pacific Ltd., "A"            19,500            186
     -----------------------------------------------------------
                                                       11,320
----------------------------------------------------------------
UTILITIES--3.7%
----------------------------------------------------------------
  (a)Airtouch Communications           110,000          2,777
     Ameritech Corp.                    60,000          3,638
     Cincinnati Bell                    76,700          4,727
     Iberdrola, S.A.                    17,400            246
  (a)LCI International, Inc.            90,000          1,935
     SBC Communications Inc.            80,000          4,140
     Salomon, Inc. convertible
       preferred--Cincinnati Bell       17,000          1,024
     Telefonica del Peru S.A., ADS       8,000            151
  (a)WorldCom, Inc.                    272,000          7,089
     -----------------------------------------------------------
                                                       25,727
     -----------------------------------------------------------
     TOTAL COMMON STOCKS--63.0%
     (COST: $360,188)                                 438,876
     -----------------------------------------------------------

     CORPORATE OBLIGATIONS
----------------------------------------------------------------
BASIC INDUSTRIES--1.4%
----------------------------------------------------------------
     Boise Cascade Corp.
       9.85%, 2002                    $  1,000       $  1,125
       9.45%, 2009                       1,000          1,153
     Crown Paper, 11.00%, 2005             795            749
     Euramax International,
       11.25%, 2006                      1,000          1,035
     Owens-Illinois, Inc.,
       11.00%, 2003                      3,990          4,439
     Stone Container Corp.,
       11.875%, 2016                     1,000          1,070
     Stone Container Finance Corp.,
       11.50%, 2006                        500            517
     -----------------------------------------------------------
                                                       10,088

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)


----------------------------------------------------------------
                                     PRINCIPAL
                                       AMOUNT         VALUE
----------------------------------------------------------------
CAPITAL GOODS
----------------------------------------------------------------
     Nortek, Inc., 9.875%, 2004       $     90       $     90
----------------------------------------------------------------
CONSUMER CYCLICALS--6.6%
----------------------------------------------------------------
     AMF Group
  (b)  12.25%, 2006                      1,000            663
       10.875%, 2006                       500            526
     American Radio System,
       9.00%, 2006                       1,260          1,222
     Cablevision Systems Corp.,
       9.25%, 2005                       1,800          1,778
     Cinemark USA, Inc.,
       9.625%, 2008                      1,360          1,384
  (b)Comcast UK Cable Partners
     Ltd.,
       11.20%, 2007                      2,880          2,059
     Delco Remy International,
       10.625%, 2006                     1,000          1,056
     Empress River Casino,
       10.75%, 2002                      2,000          2,170
     Federated Department Stores,
       10.00%, 2001                      2,000          2,183
     Granite Broadcasting Corp.,
       9.375%, 2005                      1,240          1,204
     Hayes Wheels International,
     Inc.,
       11.00%, 2006                      1,000          1,085
  (b)International CableTel Inc.,
       11.50%, 2006                      2,600          1,768
     K-III Communications Corp.,
       8.50%, 2006                         750            729
     News American Holdings,
       9.25%, 2013                       2,000          2,235
  (b)PanAmSat, L.P.,
       11.375%, 2003                     1,800          1,665
     Pathmark Stores, Inc.,
       9.625%, 2003                        245            235
     Rogers Cantel Mobile Inc.,
       11.125%, 2002                     1,790          1,893
     Royal Caribbean Cruises Ltd.,
       8.25%, 2005                       2,000          2,134
     Sears Roebuck Acceptance
     Corp.,
       6.75%, 2005                       2,000          1,971
     Sinclair Broadcasting Group,
     Inc.,
       10.00%, 2003                      1,710          1,742
     TCI Communications,
       8.65%, 2004                       1,000          1,024

----------------------------------------------------------------
                                     PRINCIPAL
                                       AMOUNT         VALUE
----------------------------------------------------------------
CONSUMER CYCLICALS--CONTINUED
----------------------------------------------------------------
  (b)TeleWest Communications PLC,
       11.00%, 2007                   $  4,020       $  2,794
     360 Communications,
       7.125%, 2003                      2,000          1,975
     Time Warner Entertainment Co.,
       8.875%, 2012                      1,000          1,086
     Time Warner Inc.,
       9.125%, 2013                      1,000          1,095
     Trump Atlantic City,
       11.25%, 2006                      1,800          1,784
     Univision TV,
       11.75%, 2001                      1,500          1,579
     USA Mobile Communications,
     Inc.,
       9.50%, 2004                       1,750          1,667
  (b)Videotron Holdings PLC,
       11.125%, 2004                       625            545
     WestPoint Stevens,
       9.375%, 2005                      2,050          2,114
     -----------------------------------------------------------
                                                       45,365
----------------------------------------------------------------
CONSUMER STAPLES--.5%
----------------------------------------------------------------
     Nabisco Inc.,
       8.00%, 2000                       1,000          1,034
     Rite Aid Corp.
       6.70%, 2001                         500            500
       7.125%, 2007                      1,400          1,404
       7.70%, 2027                         300            302
     -----------------------------------------------------------
                                                        3,240
----------------------------------------------------------------
ENERGY--1.6%
----------------------------------------------------------------
     BHP Finance USA,
       7.875%, 2002                      2,000          2,115
     Gulf Canada Resources Limited,
       9.25%, 2004                       1,500          1,586
     Parker & Parsley Petroleum,
       8.25%, 2007                       2,000          2,150
     Petronas Dagangan Bhd
       7.125%, 2005                      1,000          1,007
       7.75%, 2015                       1,000          1,034
     Repsol International Finance,
       7.00%, 2005                       1,000          1,007
     USX Corporation,
       9.375%, 2012                      2,000          2,333
     -----------------------------------------------------------
                                                       11,232

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


--------------------------------------------------------------
                                     PRINCIPAL
                                      AMOUNT            VALUE
--------------------------------------------------------------
FINANCE--4.9%
--------------------------------------------------------------
     AB Spintab,
       7.50%, 2049                    $  2,000       $  2,017
     ABN AMRO Bank,
       8.25%, 2009                       2,000          2,127
     Abbey National First Capital,
       8.20%, 2004                         700            753
     Abbey National PLC,
       7.35%, 2049                       1,300          1,315
     Associates Corp, N.A.,
       8.25%, 1999                       2,000          2,101
     BCH Cayman Islands Limited,
       7.70%, 2006                       1,000          1,029
     Banco Central Hispano
     Americano,
       7.50%, 2005                       1,000          1,016
     Bangkok Bank Ltd.,
       7.25%, 2005                       2,000          1,961
     Capital One Bank,
       8.125%, 2000                      2,000          2,073
     Citicorp,
       7.625%, 2005                      1,000          1,039
     Corporation Andina De
     Formento,
       7.10%, 2003                       1,750          1,751
     ERAC USA Finance,
       6.95%, 2006                       2,000          1,962
     Equitable Life,
       6.95%, 2005                       2,000          1,969
     GMAC Medium Term Note,
       8.50%, 2000                       2,000          2,129
     Lehman Brothers Holdings,
       7.25%, 2003                       2,000          2,013
     Merita Bank Ltd.,
       6.50%, 2006                       1,000            954
     NationsBank Corp.,
       7.50%, 2006                       2,000          2,058
     Skandinaviska Enskilda Banken,
       6.625%, 2049                      1,000            982
     Societe Generale New York,
       7.40%, 2006                       2,000          2,040
     SunTrust Banks, Atlanta,
       7.25%, 2006                       2,000          2,034
     UBS Securities,
       7.25%, 2006                       1,000          1,021
     ---------------------------------------------------------
                                                        34,344

--------------------------------------------------------------
HEALTH CARE--1.0%
--------------------------------------------------------------
     Columbia/HCA
     Healthcare Corp.,
       7.25%, 2008                    $  1,000       $  1,015
     MedPartners,
       7.375%, 2006                      2,000          2,009
     Ornda HealthCorp.
       12.25%, 2002                      1,440          1,534
       11.375%, 2004                       380            440
     Tenet Healthcare Corporation
       9.625%, 2002                        130            142
       10.125%, 2005                     1,600          1,768
     ---------------------------------------------------------
                                                        6,908
--------------------------------------------------------------
TRANSPORTATION--.8%
--------------------------------------------------------------
     Delta Airlines
       9.875%, 2008                        738            837
       9.75%, 2021                       2,250          2,700
     United Airlines,
       9.56%, 2018                       2,000          2,274
     ---------------------------------------------------------
                                                        5,811
--------------------------------------------------------------
UTILITIES--.4%
--------------------------------------------------------------
     Southwestern Bell Telephone,
       6.625%, 2005                      1,000            986
     Tenaga Nasional Berhad,
       7.875%, 2004                      1,750          1,844
     ---------------------------------------------------------
                                                        2,830
     ---------------------------------------------------------
     TOTAL CORPORATE
     OBLIGATIONS--17.2%
     (COST: $117,325)                                 119,908
     ---------------------------------------------------------
     MONEY MARKET INSTRUMENTS--4.2%
     Yield--5.92% to 7.15%
     Due--January 1997
     (COST: $29,483)                    29,500         29,484
     ---------------------------------------------------------
     TOTAL INVESTMENTS--100.1%
     (COST: $615,420)                                 697,850
     ---------------------------------------------------------
     LIABILITIES, LESS OTHER
     ASSETS--(.1)%                                       (748)
     ---------------------------------------------------------
     NET ASSETS--100%                                $697,102
     ---------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO TOTAL RETURN PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

Based on the cost of investments of $615,420,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $85,747,000, the gross unrealized depreciation was $3,317,000 and the net unrealized appreciation on investments was $82,430,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER INVESTORS FUND HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT         VALUE
---------------------------------------------------------------
GOVERNMENT OBLIGATIONS
---------------------------------------------------------------
     U.S. Treasury Notes
     8.875%, 1997                     $  1,000       $  1,027
     5.875%, 2001                        8,000          7,884
     Republic of Argentina,
     9.25%, 2001                           800            812
     United Mexican States,
     9.75%, 2001                           800            828
     ----------------------------------------------------------
     TOTAL GOVERNMENT
     OBLIGATIONS--3.6%
     (Cost: $10,631)                                   10,551
     ----------------------------------------------------------

     CORPORATE OBLIGATIONS
---------------------------------------------------------------
AEROSPACE--2.7%
---------------------------------------------------------------
     Airplanes Pass Through Trust,
     10.875%, 2019                       1,190          1,318
     Fairchild Corporation,
     12.00%, 2001                        2,840          2,868
     Howmet Inc.,
     10.00%, 2003                          270            297
     K & F Industries, Inc.
     11.875%, 2003                         470            505
     10.375%, 2004                       1,510          1,589
     UNC, Inc.,
     11.00%, 2006                        1,080          1,161
     ----------------------------------------------------------
                                                        7,738
---------------------------------------------------------------
BROADCASTING, CABLESYSTEMS AND PUBLISHING--15.1%
---------------------------------------------------------------
     Adelphia Communication
     Corporation
     12.50%, 2002                          165            169
     11.875%, 2004                         240            242
     Affinity Group, Inc.,
     11.50%, 2003                        1,460          1,529
     American Radio Systems,
     9.00%, 2006                         1,410          1,368
(a)  American Telecasting
     14.50%, 2004                          970            461
     14.50%, 2005                          590            251
(a)  Bell Cablemedia PLC
     11.95%, 2004                        3,140          2,732
     11.875%, 2005                         150            121
     Big Flower Press, Inc.,
     10.75%, 2003                        1,257          1,339
     CAI Wireless Systems,
     12.25%, 2002                        1,000            490
(a)  CS Wireless,
     11.375%, 2006                       2,520            920
     Cablevision Systems Corporation
     9.25%, 2005                           420            415
     9.875%, 2013                          730            719
     10.50%, 2016                        1,220          1,254
     9.875%, 2023                          550            533
     Century Communications Corp.,
     11.875%, 2003                       1,100          1,166
(a)  Charter Communications,
     14.00%, 2007                        1,870          1,103
(a)  Comcast UK Cable Partners Ltd.,
     11.20%, 2007                        4,630          3,310
     Comcast Corporation
     9.125%, 2006                          690            707
     9.50%, 2008                           730            758

---------------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT         VALUE
---------------------------------------------------------------
BROADCASTING, CABLESYSTEMS AND PUBLISHING--CONTINUED
---------------------------------------------------------------
(a)  Echostar Communications,
     12.875%, 2004                    $  2,095       $  1,723
     Frontiervision,
     11.00%, 2006                        1,020          1,030
     Granite Broadcasting Corp.
     10.375%, 2005                       1,220          1,255
     9.375%, 2005                          640            622
     Intermedia Capital Partners,
     11.25%, 2006                        1,260          1,310
(a)  International Cabletel Inc.
     12.75%, 2005                        3,750          2,794
     11.50%, 2006                          450            306
     Multicanal Participacoes,
     12.625%, 2004                         820            887
     Neodata Services,
     12.00%, 2003                        1,610          1,695
     Newsquest Capital PLC,
     11.00%, 2006                        1,700          1,759
(a)  People's Choice TV Unit,
     13.125%, 2004                       2,050            861
     Sinclair Broadcasting Group,
     Inc.,
     10.00%, 2003                        1,890          1,925
     Sullivan Broadcasting
     10.25%, 2005                          410            418
     13.25%, 2006                          810            891
     Telewest Communications PLC
     9.625%, 2006                        1,350          1,384
(a)  11.00%, 2007                        2,365          1,644
(a)  UIH Australia Pacific, Inc.,
     14.00%, 2006                        2,350          1,222
     Univision TV,
     11.75%, 2001                          370            389
(a)  Videotron Holdings PLC
     11.125%, 2004                         745            650
     11.00%, 2005                        1,020            821
     Young Broadcasting Inc.,
     11.75%, 2004                          440            484
     ----------------------------------------------------------
                                                       43,657
---------------------------------------------------------------
BUSINESS SERVICES--2.3%
---------------------------------------------------------------
     Allied Waste Industries,
     10.25%, 2006                          600            631
     Corporate Express Inc.,
     9.125%, 2004                        1,300          1,332
     Intertek Finance,
     10.25%, 2006                          650            679
     Monarch Marking Systems,
     12.50%, 2003                        1,270          1,499
     Outdoor Systems, Inc.,
     9.375%, 2006                        1,640          1,689
     Universal Outdoor Holdings,
     Inc.,
     9.75%, 2006                           760            787
     ----------------------------------------------------------
                                                        6,617

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


----------------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT         VALUE
----------------------------------------------------------------
CHEMICALS AND AGRICULTURE--4.5%
----------------------------------------------------------------
   Agriculture, Mining and
   Chemicals, Inc.,
     10.75%, 2003                     $    940       $  1,001
   Atlantis Group, Inc.,
     11.00%, 2003                        1,735          1,813
(a)Brooks Fiber,
     11.875%, 2006                       1,670          1,071
   Hines Horticulture,
     11.75%, 2005                          610            656
   NL Industries Inc.,
     11.75%, 2003                        1,710          1,813
   Pioneer Americas Acquisition
   Corporation,
     13.375%, 2005                       1,000          1,130
   Polymer Group Inc.,
     12.25%, 2002                          897            982
   Rexene Corporation,
     11.75%, 2004                        2,180          2,442
   Terra Industries Inc.,
     10.50%, 2005                          840            914
   UCC Investors Holdings, Inc.
     10.50%, 2002                          840            907
     11.00%, 2003                          300            321
   -------------------------------------------------------------
                                                       13,050
----------------------------------------------------------------
COMMUNICATIONS--9.3%
----------------------------------------------------------------
(a)Call-Net Enterprises Inc.,
     13.25%, 2004                        1,000            822
(a)Cellular, Inc.,
     11.75%, 2003                        1,795          1,633
(a)Comunicacion Cellular,
     13.125%, with warrants, 2003        2,200          1,628
   CommNet Cellular,
     11.25%, 2005                          730            777
(a)ICG Holdings,
     13.50%, 2005                        3,000          2,130
   IMPSAT Corporation,
     12.125%, 2003                         870            913
   Intermedia Communications of
   Florida, Inc.,
     13.50%, with warrants, 2005         1,870          2,186
(a)Millicom International Cellular S.A.,
     13.50%, 2006                        2,700          1,677
   Netsat Servicos,
     12.75%, 2004                          650            680
   Nextlink Communications,
     12.50%, 2006                          850            917
   Paging Network, Inc.
     10.125%, 2007                       1,200          1,230
     10.00%, 2008                          300            306
(a)PanAmSat, L.P.,
     11.375%, 2003                       3,615          3,344
   Rogers Cantel
     11.125%, 2002                       2,570          2,718
     9.375%, 2008                          520            546
     9.75%, 2016                           440            465
(a)Shared Technologies,
     12.25%, 2006                          810            674
   USA Mobile Communications, Inc. II
     14.00%, 2004                        1,220          1,379
     9.50%, 2004                           530            505
   Vanguard Cellular Systems,
     9.375%, 2006                        1,380          1,390
   Western Wireless
     10.50%, 2006                          290            304
     10.50%, 2007                          500            523
   -------------------------------------------------------------
                                                       26,747

----------------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT         VALUE
----------------------------------------------------------------
CONSTRUCTION MATERIALS--3.5%
----------------------------------------------------------------
   American Standard Inc.
(a)  10.50%, 2005                     $  1,110       $  1,032
     9.25%, 2016                         1,300          1,352
(a)Building Materials Corporation
     of America,
     11.75%, 2004                        3,895          3,379
   Nortek,
     9.875%, 2004                        2,170          2,175
   Triangle Pacific Corporation,
     10.50%, 2003                        2,185          2,332
   -------------------------------------------------------------
                                                       10,270
----------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES--7.1%
----------------------------------------------------------------
   AMF Group
(a)  12.25%, 2006                        2,940          1,948
     10.875%, 2006                       2,440          2,565
   Avondale Mills,
     10.25%, 2006                        1,620          1,677
   Cinemark USA, Inc.,
     9.625%, 2008                        1,140          1,160
   Coinmach Corporation,
     11.75%, 2005                        2,630          2,847
(a)Dr. Pepper Bottling Holdings, Inc.,
     11.625%, 2003                       1,330          1,257
   Herff Jones, Inc.,
     11.00%, 2005                          500            535
   Pillowtex Corp.,
     10.00%, 2006                          550            572
   Premier Parks Inc.,
     12.00%, 2003                        1,460          1,602
(a)Six Flags Theme Park,
     12.25%, 2005                        3,250          3,088
   Van De Kamps, Inc.,
     12.00%, 2005                          600            665
   West Point Stevens, Inc.,
     9.375%, 2005                        2,550          2,630
   -------------------------------------------------------------
                                                       20,546
----------------------------------------------------------------
DRUGS AND HEALTH CARE--3.4%
----------------------------------------------------------------
   Dade International Inc.,
     11.125%, 2006                         930          1,014
   Genesis Health Venture,
     9.25%, 2006                           780            803
   Magellan Health Services,
     11.25%, 2004                        1,890          2,107
   Ornda Healthcorporation,
     11.375%, 2004                       1,840          2,132
   Scholastic Brands,
     11.00%, 2007                          760            775
   Tenet Healthcare,
     10.125%, 2005                       1,560          1,724
   Unison Healthcare,
     12.25%, 2006                        1,170          1,199
   -------------------------------------------------------------
                                                        9,754

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT         VALUE
----------------------------------------------------------------
ENERGY AND RELATED SERVICES--6.5%
----------------------------------------------------------------
   Benton Oil & Gas Co.,
     11.625%, 2003                    $  1,215       $  1,340
   Chesapeake Energy Corporation,
     10.50%, 2002                        1,265          1,379
   Clark USA, Inc.,
     10.875%, 2005                         890            917
   Coda Energy,
     10.50%, 2006                        1,460          1,548
   Empire Gas Corporation,
     7.00%, with warrants, 2004            900            772
   Ferrellgas Partners, L.P.,
     9.375%, 2006                        1,000          1,035
   Flores & Rucks Inc.
     13.50%, 2004                        1,310          1,569
     9.75%, 2006                            80             84
   Forcenergy Gas Exploration,
     9.50%, 2006                           530            554
   Gulf Canada Resources Limited
     9.25%, 2004                         1,690          1,787
     9.625%, 2005                          930          1,002
   Mesa Operating Co.,
     10.625%, 2006                       1,180          1,288
   Parker Drilling Corp.,
     9.75%, 2006                           550            580
   Plains Resources,
     10.25%, 2006                          950          1,016
   Santa Fe Energy Resources Inc.,
     11.00%, 2004                        1,040          1,149
   United Meridian Corp.,
     10.375%, 2005                         870            953
   Vintage Petroleum,
     9.00%, 2005                         1,810          1,851
   -------------------------------------------------------------
                                                       18,824

----------------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT         VALUE
----------------------------------------------------------------
FINANCIAL SERVICES, HOME BUILDERS AND REAL ESTATE--3.8%
----------------------------------------------------------------
   Continental Homes Holding,
     10.00%, 2006                     $  1,116       $  1,158
   Forecast Group L.P.,
     11.375%, 2000                         765            708
   Fortress Group,
     13.75%, 2003                          660            702
   Hovnanian Kent,
     11.25%, 2002                        1,858          1,891
   Kaufman & Broad Home Corp.,
     9.625%, 2006                        1,180          1,184
   J.M. Peters Company,
     12.75%, 2002                        1,300          1,248
   Presley Companies,
     12.50%, 2001                        1,545          1,483
   Ryland Group,
     10.50%, 2006                        1,470          1,536
   Toll Brothers Inc.,
     8.75%, 2006                         1,100          1,107
   -------------------------------------------------------------
                                                       11,017
----------------------------------------------------------------
HOTELS AND GAMING--4.3%
----------------------------------------------------------------
   Eldorado Resorts,
     10.50%, 2006                        1,840          1,950
   Empress River Casino,
     10.75%, 2002                        2,170          2,354
   Harrahs Entertainment
     8.75%, 2000                           500            509
     10.875%, 2002                          80             85
   Harvey's Casino Resorts,
     10.625%, 2006                         380            407
   MGM Grand Hotel Finance
   Corporation,
     12.00%, 2002                        1,175          1,262
   Players International,
     10.875%, 2005                       1,380          1,366
   Station Casinos Inc.,
     10.125%, 2006                       1,550          1,554
   Trump Atlantic City,
     11.25%, 2006                        3,000          2,974
   -------------------------------------------------------------
                                                       12,461

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT         VALUE
----------------------------------------------------------------
MANUFACTURING, METALS AND MINING--14.0%
----------------------------------------------------------------
   Aftermarket Technology,
     12.00%, 2004                     $  1,380       $  1,547
   Alvey Systems,
     11.375%, 2003                       1,050          1,102
   Bar Technologies,
     13.50%, with warrants, 2001           750            816
   Collins & Aikman Corporation,
     11.50%, 2006                        2,130          2,322
   Crain Industries, Inc.,
     13.50%, 2005                          990          1,120
   Day International Group, Inc.,
     11.125%, 2005                       1,680          1,777
   Delco Remy International,
     10.625%, 2006                       1,580          1,669
   Essex Group Incorporated,
     10.00%, 2003                        1,290          1,329
   Euramax International PLC,
     11.25%, 2006                        1,580          1,635
   Fairfield Manufacturing
   Company,
     11.375%, 2001                         780            815
(a)Foamex-JPS Automotive L.P.,
     14.00%, with warrants, 2004           940            804
   Foamex L.P.,
     11.25%, 2002                        1,970          2,098
   GS Technologies
     12.00%, 2004                          380            396
     12.25%, 2005                          620            654
   Great Dane Holdings Company,
     12.75%, 2001                          995          1,000
   Gulf States Steel,
     13.50%, with warrants, 2003         1,660          1,569
   Hayes Wheels International, Inc.,
     11.00%, 2006                        2,020          2,192
   IMO Industries,
     11.75%, 2006                          810            753
   JPS Automotive Products Corp.,
     11.125%, 2001                       1,670          1,787
   Jordan Industries,
     10.375%, 2003                       1,560          1,544
   Knoll Inc.,
     10.875%, 2006                         870            961
   Motors and Gears, Inc.,
     10.75%, 2006                        1,200          1,236
   Newflo Corporation,
     13.25%, 2002                        1,050          1,160
   Penda Industries, Inc.,
     10.75%, 2004                          550            540
   Renco Metals,
     11.50%, 2003                          660            693
   Spinnaker Industries,
     10.75%, 2006                          510            533
   Terex Corporation Unit,
     13.25%, 2002                        1,030          1,128
   Thermadyne Industries, Inc.
     10.25%, 2002                        1,320          1,386
     10.75%, 2003                        1,576          1,655
   UCAR Global,
     12.00%, 2005                        1,550          1,788
   WCI Steel Inc.,
     10.00%, 2004                        1,500          1,523
   Weirton Steel Corp.,
     11.375%, 2004                       1,000          1,013
   -------------------------------------------------------------
                                                       40,545
----------------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT         VALUE
----------------------------------------------------------------
PAPER, FOREST PRODUCTS AND CONTAINERS--8.9%
----------------------------------------------------------------
   BPC Holding Corp.,
     12.50%, 2006                     $    750       $    795
   Berry Plastics Corporation,
     12.25%, 2004                        1,140          1,254
   Container Corporation of
   America,
     11.25%, 2004                          585            629
   Crown Paper,
     11.00%, 2005                        1,315          1,239
   Florida Coast Paper Company,
     12.75%, 2003                          390            425
   Four M Corporation,
     12.00%, 2006                          560            588
   Gaylord Container Corporation,
     12.75%, 2005                        1,730          1,912
   Maxxam Group, Inc.
(a)  12.25%, 2003                          440            372
     12.00%, 2003                          520            533
     11.25%, 2003                        1,653          1,711
   National Fiberstock
   Corporation,
     11.625%, 2002                         760            807
   Owens-Illinois, Inc.
     11.00%, 2003                          670            745
     9.95%, 2004                         1,125          1,192
     9.75%, 2004                         2,230          2,341
   Plastic Container,
     10.00%, 2006                          270            278
   Printpack, Inc.
     9.875%, 2004                          340            352
     10.625%, 2006                       1,170          1,217
   Riverwood International
     10.25%, 2006                        1,350          1,330
     10.875%, 2008                       2,070          1,925
   Speciality Paperboard,
     9.375%, 2006                        1,155          1,181
   Stone Container Corporation
     11.50%, 2006                        2,180          2,256
     11.875%, 2016                       1,740          1,862
   U.S. Can Corp.,
     10.125%, 2006                         880            926
   -------------------------------------------------------------
                                                       25,870
----------------------------------------------------------------
RETAILING--3.5%
----------------------------------------------------------------
   Ameriking,
     10.75%, 2006                          330            340
   Brunos,
     10.50%, 2005                        2,450          2,597
   Cole National Group,
     9.875%, 2006                        1,110          1,143
(b)Color Tile, Inc.,
     10.75%, 2001                        1,470             59
   Dominick's Finer Foods,
     10.875%, 2005                         400            443
   Finlay Fine Jewelry
   Corporation,
     10.625%, 2003                       2,020          2,131
   Guitar Center Management,
     11.00%, 2006                          520            551
   Pamida Holdings,
     11.75%, 2003                        1,500          1,290
   Pathmark Stores, Inc.
     12.625%, 2002                       1,040          1,082
     9.625%, 2003                          590            564
   -------------------------------------------------------------
                                                       10,200

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------
                                                           PRICIPAL
                                                           AMOUNT OR
                                                             NUMBER
                                                           OF SHARES         Value
--------------------------------------------------------------------------------------
TECHNOLOGY--.6%

                                Communication and Power
                                Industry, Inc.,
                                  12.00%, 2005             $    585          $    657
                                Computervision Corporation,
                                  11.375%, 1999               1,080             1,131
                                -----------------------------------------------------
                                                                                1,788
-------------------------------------------------------------------------------------
TRANSPORTATION--.2%
                            (a) Transtar Holdings, L.P.,
                                  13.375%, 2003                  631              498
                                -----------------------------------------------------
                                TOTAL CORPORATE
                                OBLIGATIONS--89.7%
                                (COST: $250,207)                              259,582
                                -----------------------------------------------------
-------------------------------------------------------------------------------------

(B)  COMMON AND PREFERRED STOCKS
-------------------------------------------------------------------------------------
                                Beatrice Foods                     31,584shs.     565
                                Benedek Unit
                                  preferred                         5,000         493
                                  warrants                          5,000          18
                                Capital Pacific Holdings            3,634           4
                                Computervision Corporation        130,160       1,204
                                Echostar Communications            14,987         330
                                Gaylord Container Corporation     122,950         753
                                Grand Union Company                54,520         273
                                Intelcom Group, Inc., warrants      4,851          59
                                Rite Aid Corporation                6,150         244
                                Sullivan Broadcasting              12,960         130
                                Waxman Industries, Inc.,
                                warrants                           52,274         150
                                -----------------------------------------------------
                                TOTAL COMMON AND PREFERRED
                                STOCKS--1.5%
                                (COST: $4,705)                                  4,223
                                -----------------------------------------------------
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                           PRINCIPAL
                                                            AMOUNT           VALUE
-------------------------------------------------------------------------------------
                                MONEY MARKET
                                INSTRUMENTS--3.5%
                                Yield--6.26% to 6.51%
                                Due--January 1997
                                (COST: $9,985)             $ 10,000          $  9,985
                                -----------------------------------------------------
                                TOTAL INVESTMENTS--98.3%
                                (COST: $275,528)                              284,341
                                -----------------------------------------------------
                                CASH AND OTHER ASSETS, LESS
                                LIABILITIES--1.7%                               4,974
                                -----------------------------------------------------
                                NET ASSETS--100%                             $289,315
                                -----------------------------------------------------
-------------------------------------------------------------------------------------

 NOTES TO HIGH YIELD PORTFOLIO OF INVESTMENTS

(a) Deferred interest obligation; currently zero coupon under terms of the initial offering.

(b) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

Based on the cost of investments of $275,528,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $15,482,000, the gross unrealized depreciation was $6,669,000 and the net unrealized appreciation on investments was $8,813,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER INVESTORS FUND GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------
                                                           NUMBER OF
COMMON STOCKS                                               SHARES         VALUE
--------------------------------------------------------------------------------
BASIC INDUSTRIES--4.2%
                           Cementos Mexicanos, S.A.
                           de C.V. "B," ADR                 131,800     $    517
                           W.R. Grace & Co.                 154,400        7,990
                           Pall Corp.                       250,000        6,375
                           Praxair, Inc.                    100,000        4,613
                           Toray Industries                  76,000          468
                        (a)Tubos de Acero de Mexico,
                           S.A., ADR                         18,500          294
                           -----------------------------------------------------
                                                                          20,257
--------------------------------------------------------------------------------
CAPITAL GOODS--10.1%

                           Boeing Co.                         25,200       2,681
                           Fluor Corp.                        71,900       4,512
                           GM Hughes Electronics Corp.       100,000       5,625
                           B.F. Goodrich Co.                 240,000       9,720
                           Honda Motor Co., Ltd.              19,000         542
                           Mitsubishi Heavy Industries        61,000         484
                           Rentokil Group PLC                 75,000         565
                           Technip S.A.                        4,634         434
                        (a)U.S. Filter Corp.                 230,000       7,302
                        (a)United Waste Systems               44,000       1,512
                           Westinghouse Electric Corp.       500,000       9,938
                           York International Corp.          106,000       5,923
                           -----------------------------------------------------
                                                                          49,238
--------------------------------------------------------------------------------
CONSUMER CYCLICALS--24.6%

                        (a)Autozone                          385,000      10,587
                           Brunswick Corp.                   350,000       8,400
                           Carnival Corp.                    150,000       4,950
                        (a)Consolidated Stores Corp.         343,750      11,086
                        (a)Cox Communications                450,000      10,406
                        (a)Federated Department Stores       218,900       7,470
                           Heilig-Meyers                     350,000       5,687
                           Home Depot                        176,500       8,847
                        (a)Liberty Media Group, "A"          276,100       7,886
                        (a)Lone Star Steakhouse &
                           Saloon                            300,000       8,025
                        (a)MGM Grand                         140,000       4,883
                           Manpower, Inc.                    150,000       4,875
                        (a)Mirage Resorts, Incorporated      200,000       4,325
                           Randstad Holding N.V.               3,725         269
                           Reed International PLC             31,114         586
                        (a)Tele-Communications, Inc.         693,000       9,052
                        (a)Tommy Hilfiger Corporation        155,000       7,440
                           Wendy's International             250,000       5,125
                          ------------------------------------------------------
                                                                         119,899
--------------------------------------------------------------------------------
CONSUMER DURABLES--1.2%

                           Goodyear Tire and Rubber
                           Company                           100,000       5,137
                           Matsushita Electric Industrial
                           Co., Ltd.                          30,000         488
                           -----------------------------------------------------
                                                                           5,625
--------------------------------------------------------------------------------
CONSUMER STAPLES--3.8%
                           Dole Food Co.                     300,000      10,163
                           Newell Co.                        100,000       3,150
                           Philip Morris Companies            32,900       3,705
                           Procter & Gamble Co.               14,200       1,527
                           -----------------------------------------------------
                                                                          18,545
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
                                                           NUMBER OF
                                                            SHARES         VALUE
ENERGY--2.8%
                           Baker Hughes, Inc.                150,000    $  5,175
                           British Petroleum                  42,270         506
                           Halliburton Co.                   130,000       7,833
                           -----------------------------------------------------
                                                                          13,514
--------------------------------------------------------------------------------
FINANCE--1.8%

                           Bank of Ireland                    73,759         668
                           CITIC Pacific Ltd.                 90,000         522
                           Cheung Kong Holdings Ltd.          51,000         453
                           Development Bank of Singapore      35,000         473
                           Federal National Mortgage
                           Association                        75,000       2,794
                           Internationale Nederlanden
                           Groep N.V.                         19,497         701
                           Charles Schwab Corporation        100,000       3,200
                           -----------------------------------------------------
                                                                           8,811
--------------------------------------------------------------------------------
HEALTH CARE--19.6%

                        (a)ALZA Corp.                        220,700       5,711
                        (a)Amgen, Inc.                        90,000       4,894
                        (a)Biogen                            180,000       6,975
                        (a)British Bio-Technology Group      118,000         414
                           Columbia/HCA Healthcare Corp.      70,000       2,853
                        (a)Fresenius Medical Care, AG          6,640         534
                           Guidant Corporation               210,000      11,970
                        (a)HealthCare COMPARE Corp.          100,000       4,237
                        (a)IDEXX Laboratories                170,000       6,120
                           Johnson & Johnson                 191,000       9,502
                           Eli Lilly & Co.                    65,000       4,745
                        (a)Nellcor Puritan Bennett
                           Incorporated                      270,000       5,906
                           Omnicare Inc.                     163,000       5,236
                           Perkin-Elmer Corp.                165,000       9,714
                           Roche Holding A.G.,
                           with warrants expiring 1998            67         522
                        (a)St. Jude Medical                   48,000       2,046
                           United Healthcare Corp.           225,000      10,125
                        (a)Ventritex Inc.                    170,000       4,186
                           -----------------------------------------------------
                                                                          95,690
--------------------------------------------------------------------------------
TECHNOLOGY--13.1%

                           Alco Standard Corporation          80,000       4,130
                        (a)Cadence Design Systems            270,000      10,733
                        (a)Ceridian Corporation              184,000       7,452
                        (a)Cisco Systems                      75,000       4,772
                        (a)Compaq Computer Corp.              35,000       2,599
                        (a)Electronic Arts                   285,000       8,532
                           L.M. Ericsson Telephone Co.,
                           "B"                                16,329         505
                           Intel Corp.                        37,800       4,949
                           Linear Technology Corp.            37,500       1,645
                           Murata Manufacturing               15,000         498
                        (a)Sterling Commerce                 325,000      11,456
                        (a)Sun Microsystems                  185,000       4,752
                        (a)TCI Satellite                      69,300         684
                           Texas Instruments                  19,700       1,256
                           -----------------------------------------------------
                                                                          63,963
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------
                                      NUMBER OF
                                       SHARES      VALUE
----------------------------------------------------------------
TRANSPORTATION--1.9%
----------------------------------------------------------------
     Burlington Northern
       Sante Fe Corporation             40,000    $  3,455
     Canadian National
       Railway Company                  53,372       2,028
     Ryder System Inc.                  21,000         591
     Southwest Airlines Co.            130,600       2,890
     Swire Pacific Ltd., "A"            44,000         420
     -----------------------------------------------------------
                                                     9,384
----------------------------------------------------------------
UTILITIES--5.9%
----------------------------------------------------------------
  (a)AirTouch Communications           224,000       5,656
     Iberdrola, S.A                     45,000         637
  (a)LCI International, Inc.           400,000       8,600
     Frontier Corporation              100,000       2,263
  (a)Paging Network, Inc.              260,000       3,965
     Telefonica del Peru S.A., ADS      27,500         519
  (a)WorldCom, Inc.                    275,000       7,167
     -----------------------------------------------------------
                                                    28,807
     -----------------------------------------------------------
     TOTAL COMMON STOCKS--89.0%
     (Cost: $400,767)                              433,733
     -----------------------------------------------------------

----------------------------------------------------------------
                                      NUMBER OF
                                       SHARES      VALUE
----------------------------------------------------------------
     MONEY MARKET INSTRUMENTS
     Yield--5.46% to 7.15%
     Due--January and February 1997
     Baxter International              $10,000    $  9,986
     Countrywide Home Loans             10,000       9,976
     Houston Lighting                   10,000       9,997
     Whirlpool Financial Corporation    10,000       9,985
     Other                              18,500      18,461
     -----------------------------------------------------------
     TOTAL MONEY MARKET
     INSTRUMENTS--12.0%
     (COST: $58,405)                                58,405
     -----------------------------------------------------------
     TOTAL INVESTMENTS--101.0%
     (COST: $459,172)                              492,138
     -----------------------------------------------------------
     LIABILITIES, LESS CASH AND
     OTHER ASSETS--(1.0)%                           (4,655)
     -----------------------------------------------------------
     NET ASSETS--100%                             $487,483
     -----------------------------------------------------------

------------------------------------------------------------------------------
NOTES TO GROWTH PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $459,172,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $46,877,000, the gross unrealized depreciation was $13,911,000 and the net unrealized appreciation on investments was $32,966,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER INVESTORS FUND GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------
                                                                       COUPON               PRINCIPAL
       GOVERNMENT OBLIGATIONS                      TYPE                 RATE    MATURITY     AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                   Pass-through Certificates         7.00%   2022-2024    $14,750    $ 14,467
MORTGAGE                                                                7.125        2022      2,991       3,057
ASSOCIATION - 58.6%                                                     7.50    2022-2027     10,851      10,877
(Cost: $48,395)                                                         8.00    2016-2026     11,101      11,390
                                                                        8.50    2016-2027      4,365       4,527
                                                                        9.00    2016-2027      3,270       3,449
                                                                        9.50    2013-2022        682         740
                                                                       10.00      2016           821         904
                                      --------------------------------------------------------------------------
                                                                                                          49,411
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY                         Notes                             8.875     1998         5,000       5,261
SECURITIES - 17.5%                                                      8.75      2000         5,000       5,418
(Cost: $15,114)                                                         7.00      2006         1,600       1,663
                                      Bonds                            11.875     2003           870       1,135
                                                                        9.125     2009           484         558
                                                                        9.125     2018           555         703
                                      --------------------------------------------------------------------------
                                                                                                          14,738
----------------------------------------------------------------------------------------------------------------
FEDERAL HOME                          Pass-through Certificates         7.00    2023-2024      9,782       9,626
LOAN MORTGAGE
CORPORATION - 11.4%
(Cost: $9,155)
----------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                      Pass-through Certificates         6.50         2025        508         486
MORTGAGE                                                                7.00         2027      3,000       2,935
ASSOCIATION - 10.8%                                                     7.50    2025-2027      4,757       4,752
(Cost: $9,064)                                                          8.00    2024-2025        904         921
                                      --------------------------------------------------------------------------
                                                                                                           9,094
----------------------------------------------------------------------------------------------------------------
CANADIAN PROVINCIAL                   Province of Ontario               7.625     2004           500         526
OBLIGATIONS - 1.3%                    Province of Quebec                8.625     2005           500         551
(Cost: $1,094)
                                      --------------------------------------------------------------------------
                                                                                                           1,077
                                      --------------------------------------------------------------------------
                                      TOTAL GOVERNMENT OBLIGATIONS--99.6%
                                      (Cost: $82,822)                                                     83,946
                                      --------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
(A) CORPORATE                         American Express Master Trust     7.60      2002         2,500       2,603
    OBLIGATIONS - 16.2%               BHP Finance USA                   7.875     2002           500         529
                                      Banco Central Hispano             7.50      2005           500         508
                                      Chase Credit Company              5.55      2003         2,500       2,425
                                      Equitable Life                    6.95      2005           500         492
                                      Green Tree Financial Corp.        7.00      2026         2,500       2,529
                                      Nabisco Inc.                      6.70      2002           500         497
                                      NationsBank Corp.                 9.50      2004           500         574
                                      Olympic Automobile Receivable     7.00      2004         2,500       2,545
                                      Sears Roebuck Acceptance Corp.    6.75      2005           500         493
                                      Southwestern Bell Telephone       6.625     2005           500         493
                                      --------------------------------------------------------------------------
                                      TOTAL CORPORATE OBLIGATIONS--16.2%
                                      (Cost: $13,790)                                                     13,688
----------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                            PRINCIPAL
                                                                                             AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------
REPURCHASE                            Dated December, 1996. Collateralized by Federal Home Loan Mortgage
AGREEMENT- 4.7%                       Association and Federal National Mortgage Association securities which are
(Cost: $4,000)                        monitored daily to ensure their market value exceeds the carrying value of the repurchase agreement.

                                      Merrill Lynch Government Securities,
                                      Inc.
                                      (held at The Chase Manhattan Bank, N.A., subcustodian)
                                      7.00%, 1/2/97                                          $ 4,000    $  4,000
                                      --------------------------------------------------------------------------
                                      TOTAL INVESTMENTS--120.5%
                                      (Cost: $100,612)                                                   101,634
                                      --------------------------------------------------------------------------
                                      LIABILITIES, LESS OTHER ASSETS--(20.5)%                            (17,320)
                                      --------------------------------------------------------------------------
                                      NET ASSETS--100%                                                  $ 84,314
                                      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO GOVERNMENT SECURITIES PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) The portfolio may invest up to 35% of total assets in fixed income securities other than U.S. Government Securities.

Based on the cost of investments of $100,612,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $1,791,000, the gross unrealized depreciation was $769,000, and the net unrealized appreciation on investments was $1,022,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER INVESTORS FUND INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                                           COMMON STOCKS            SHARES      VALUE
-------------------------------------------------------------------------------------------------------
EUROPE
-------------------------------------------------------------------------------------------------------
NETHERLANDS--13.6%
-------------------------------------------------------------------------------------------------------
                                                  ABN AMRO Bank                      42,103    $  2,736
                                                    BANKING
                                                  Aalberts Industries N.V.           61,445       1,510
                                                    CAPITAL GOODS AND COMPONENTS
                                                  Aegon N.V.                         49,929       3,178
                                                    INSURANCE COMPANY
                                                  GTI Holding                         6,540         826
                                                    ENGINEERING SERVICES
                                                  Goudsmit N.V.                      20,310       1,808
                                                    TEMPORARY EMPLOYMENT AGENCY
                                                  Gucci Group N.V.                   20,300       1,361
                                                    LUXURY GOODS MANUFACTURER
                                                  Internationale Nederlanden
                                                  Groep N.V.                        101,228       3,640
                                                    BANKING AND INSURANCE
                                                  Koninklijke Ahold N.V.             47,889       2,990
                                                    FOOD RETAILER
                                                  Randstad Holding N.V.               9,750         703
                                                    BUSINESS SERVICES
                                                  Royal Dutch Petroleum               9,065       1,587
                                                    PETROLEUM PRODUCER
                                                  Wolters Kluwer                     15,000       1,990
                                                    PUBLISHER
                                                  -----------------------------------------------------
                                                                                                 22,329
-------------------------------------------------------------------------------------------------------
UNITED KINGDOM--13.4%
-------------------------------------------------------------------------------------------------------
                                                  BBA Group PLC                     277,214       1,679
                                                    DIVERSIFIED ENGINEERING
                                                    COMPANY
                                                  Barclays PLC                       96,000       1,642
                                                    BANKING
                                                  (a)British Bio-Technology Group   450,000       1,579
                                                    PHARMACEUTICAL COMPANY
                                                  British Petroleum                 171,530       2,056
                                                    PETROLEUM PRODUCER
                                                  Dixons Group PLC                  216,306       2,014
                                                    ELECTRONICS RETAILER
                                                  Glaxo Wellcome                    185,000       3,006
                                                    PHARMACEUTICAL COMPANY
                                                  Granada Group PLC                 200,000       2,955
                                                    ENTERTAINMENT AND
                                                    COMMUNICATIONS COMPANY
                                                  Laura Ashley Holdings PLC         332,000         963
                                                    RETAILER
                                                  Next PLC                          110,000       1,071
                                                    RETAILER
                                                  Pearson PLC                        43,600         560
                                                    MEDIA AND ENTERTAINMENT
                                                    COMPANY
                                                  Reed International PLC            136,000       2,564
                                                    PUBLISHER
                                                  Rentokil Group PLC                240,000       1,809
                                                    SERVICES COMPANY
                                                  -----------------------------------------------------
                                                                                                 21,898
-------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                                                                    SHARES      VALUE
-------------------------------------------------------------------------------------------------------
SWITZERLAND--6.4%
-------------------------------------------------------------------------------------------------------
                                                  Alusuisee-Lonza Holding             2,000    $  1,559
                                                    ALUMINUM, CHEMICALS AND
                                                    PACKAGING MANUFACTURER
                                                  (a)Novartis                         4,160       4,749
                                                    PHARMACEUTICAL COMPANY
                                                  Roche Holding A.G., with
                                                  warrants expiring 1998                525       4,089
                                                    PHARMACEUTICAL COMPANY
                                                  -----------------------------------------------------
                                                                                                 10,397
-------------------------------------------------------------------------------------------------------
SPAIN--5.6%
-------------------------------------------------------------------------------------------------------
                                                  Banco Bilbao Vizcaya               49,600       2,673
                                                    BANKING
                                                  Empresa Nacional de
                                                  Electricidad S.A.                  20,000       1,421
                                                    ELECTRIC UTILITY
                                                  Iberdrola, S.A.                   250,000       3,536
                                                    ELECTRIC UTILITY
                                                  PRYCA Centros, S.A.                70,000       1,480
                                                    FOOD RETAILER
                                                  -----------------------------------------------------
                                                                                                  9,110
-------------------------------------------------------------------------------------------------------
IRELAND--5.1%
-------------------------------------------------------------------------------------------------------
                                                  Bank of Ireland                   278,473       2,521
                                                    BANKING
                                                  Greencore Group PLC               258,797       1,643
                                                    FOOD PRODUCER
                                                  Independent Newspapers PLC        443,201       2,250
                                                    PUBLISHER
                                                  Kerry Group PLC                    70,280         717
                                                    FOOD PROCESSING
                                                  Waterford Wedgewood PLC           977,315       1,257
                                                    FINE CHINA AND CRYSTAL
                                                    MANUFACTURER
                                                  -----------------------------------------------------
                                                                                                  8,388
-------------------------------------------------------------------------------------------------------
FRANCE--5.1%
-------------------------------------------------------------------------------------------------------
                                                  Carrefour S.A.                      4,500       2,922
                                                    FOOD RETAILER
                                                  Christian Dior S.A.                 2,500         403
                                                    LUXURY GOODS MANUFACTURER
                                                  Clarins                             7,230       1,058
                                                    COSMETIC PRODUCTS
                                                  Elf Aquitaine                      22,000       1,999
                                                    OIL AND GAS PRODUCER
                                                  Grand Optical Photoservice          2,500         404
                                                    PHOTO DEVELOPING AND
                                                    PRESCRIPTION OPTICAL
                                                    MANUFACTURING
                                                  Rhone Poulenc Rorer                   200          16
                                                    CHEMICAL AND PHARMACEUTICAL
                                                    COMPANY
                                                  Technip S.A.                       16,400       1,536
                                                    ENGINEERING COMPANY
                                                  -----------------------------------------------------
                                                                                                  8,338
-------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------
                                                       NUMBER OF
                                                        SHARES      VALUE
----------------------------------------------------------------------------
GERMANY--4.7%
----------------------------------------------------------------------------
                      Bayer A.G.                         46,000    $  1,875
                        CHEMICAL COMPANY
                      Fresenius A.G.                     17,000       1,367
                        PHARMACEUTICAL COMPANY
                      Mannesmann A.G.                     4,100       1,775
                        CAPITAL GOODS PRODUCER
                      SGL CARBON A.G.                     7,000         881
                        CHEMICAL COMPANY
                      Veba, A.G.                         32,000       1,848
                        ELECTRIC UTILITY
                      -----------------------------------------------------
                                                                      7,746
----------------------------------------------------------------------------
ITALY--1.8%
----------------------------------------------------------------------------
                      Bulgari SpA                        55,000       1,114
                        LUXURY GOODS MANUFACTURER
                      Telecom Italia Mobile             700,000       1,766
                        MOBILE TELECOMMUNICATIONS
                        PROVIDER
                      -----------------------------------------------------
                                                                      2,880
----------------------------------------------------------------------------
SWEDEN--1.4%
----------------------------------------------------------------------------
                      L.M. Ericsson Telephone Co.,
                      "B"                                30,000         927
                        TELECOMMUNICATIONS EQUIPMENT
                        MANUFACTURER
                      Getinge Industrier AB              24,750         488
                        MEDICAL SUPPLY COMPANY
                      Hoganas AB                         24,200         847
                        ENGINEERING COMPANY
                      -----------------------------------------------------
                                                                      2,262
----------------------------------------------------------------------------
BELGIUM--.7%
----------------------------------------------------------------------------
                      Generale de Banque                  3,200       1,146
                        BANKING
----------------------------------------------------------------------------
DENMARK--.5%
----------------------------------------------------------------------------
                      Copenhagen Airports                 7,800         793
                        AIRPORT OPERATOR
----------------------------------------------------------------------------
NORWAY--.4%
----------------------------------------------------------------------------
                      Schibsted A/S                      40,450         744
                        PUBLISHER
----------------------------------------------------------------------------
FINLAND--.4%
----------------------------------------------------------------------------
                   (a)Tietotehdas Oy                      7,690         636
                      INFORMATION TECHNOLOGY
                      -----------------------------------------------------
                      TOTAL EUROPEAN
                      COUNTRIES--59.1%                               96,667
                      -----------------------------------------------------


----------------------------------------------------------------------------
                                                       NUMBER OF
                                                        SHARES      VALUE
----------------------------------------------------------------------------
PACIFIC REGION
----------------------------------------------------------------------------
JAPAN--21.6%
----------------------------------------------------------------------------
                      Bank of Tokyo-Mitsubishi Ltd.      88,000    $  1,630
                        BANKING
                      Canon Inc.                        110,000       2,426
                        PRECISION INSTRUMENTS
                        MANUFACTURER
                      Circle K Japan                     27,000       1,163
                        CONVENIENCE RETAILER
                      Daifuku Co., Ltd                   66,000         830
                        DIVERSIFIED MACHINERY
                        MANUFACTURER
                      Eisai Co., Ltd.                   110,000       2,161
                        PHARMACEUTICAL COMPANY
                      Honda Motor Co., Ltd.              82,000       2,338
                        AUTOMOBILE MANUFACTURER
                      Ishikawajima-Harima
                      Heavy Industries                  465,000       2,063
                        HEAVY MACHINERY MANUFACTURER
                      Mabuchi Motor Co., Ltd.            27,300       1,371
                        ENGINE MANUFACTURER
                      Matsushita Electric
                      Industrial Co., Ltd.              165,000       2,687
                        ELECTRONICS MANUFACTURER
                      Mitsubishi Heavy Industries       177,000       1,403
                        INDUSTRIAL EQUIPMENT
                        MANUFACTURER
                      Mitsui & Co. Ltd.                 225,000       1,822
                        CONGLOMERATE
                      Miura Co., Ltd.                    43,000         545
                        BOILER MAKER
                      Murata Manufacturing               63,000       2,090
                        ELECTRONIC COMPONENTS
                        MANUFACTURER
                      Olympus Optical Co., Ltd.         150,000       1,422
                        CAMERA AND OPTICAL EQUIPMENT
                        MANUFACTURER
                      Ricoh Company, Ltd.               160,000       1,833
                        OFFICE AUTOMATION EQUIPMENT
                        MANUFACTURER
                      Seven Eleven Japan Co., Ltd.       23,000       1,344
                        CONVENIENCE RETAILER
                      Sumitomo Metal Industries         610,000       1,498
                        STEEL MANUFACTURER
                      Tokyo Style                        88,000       1,228
                        WOMEN'S APPAREL MANUFACTURER
                      Toray Industries                  385,000       2,372
                        TEXTILE MANUFACTURER
                      Toyota Motor Corp.                 77,000       2,209
                        AUTOMOBILE MANUFACTURER
                      Tsubakimoto Chain Co.             175,000         935
                        CHAIN AND CONVEYOR
                        MANUFACTURER
                      -----------------------------------------------------
                                                                     35,370
----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------
                                      NUMBER OF
                                       SHARES      VALUE
-----------------------------------------------------------
HONG KONG--4.5%
-----------------------------------------------------------
     CITIC Pacific Ltd.                210,000    $  1,219
       CONGLOMERATE
     Cheung Kong Holdings Ltd.         138,000       1,227
       REAL ESTATE
     HSBC Holdings PLC                  46,535         996
       BANKING
     Henderson Land
     Development Co., Ltd.             100,000       1,008
       PROPERTY DEVELOPER
     Hysan Development Co., Ltd.       235,000         936
       PROPERTY DEVELOPER
     Regal Hotels International
       Holdings                       3,000,000      1,047
       HOTEL OPERATOR
     Swire Pacific Ltd., "A"           103,000         982
       CONGLOMERATE
     -----------------------------------------------------
                                                     7,415
----------------------------------------------------------
MALAYSIA--2.7%
-----------------------------------------------------------
     DCB Holdings Bhd                  260,000         891
       BANKING
     Edaran Otomobil
     Nasional Berhad                    33,000         330
       AUTOMOBILE DISTRIBUTOR
     Hume Industries Bhd               125,000         787
       CONSTRUCTION MATERIAL
       MANUFACTURER
     Kedah Cement Berhad               156,000         309
       CEMENT MANUFACTURER
     Magnum Corporation Berhad         375,000         727
       ENTERTAINMENT AND GAMING
     Sungei Way Holdings Berhad        190,000         564
       BUILDING MATERIALS COMPANY
     U M W Holdings Bhd                153,000         715
       EQUIPMENT MANUFACTURER
     -----------------------------------------------------
                                                     4,323
----------------------------------------------------------
SINGAPORE--.8%
----------------------------------------------------------
     Development Bank of Singapore      61,000         824
       BANKING
     Fraser & Neave Ltd.                41,000         422
       BEER AND SOFT DRINK
       MANUFACTURER
     -----------------------------------------------------
                                                     1,246
     -----------------------------------------------------
     TOTAL PACIFIC REGION--29.6%                    48,354
     -----------------------------------------------------

  COMMONWEALTH COUNTRIES
----------------------------------------------------------
CANADA--5.0%
----------------------------------------------------------
     Canadian National
     Railway Company                    84,000       3,192
       RAILWAY COMPANY
     Petro-Canada                      232,700       2,531
       OIL AND GAS COMPANY
     (a)Philip Environmental           166,500       2,414
       WASTE COLLECTION AND
       RECYCLING COMPANY
     -----------------------------------------------------
                                                     8,137
                                      NUMBER OF
                                       SHARES      VALUE
----------------------------------------------------------
AUSTRALIA--1.2%
----------------------------------------------------------
     Aristocrat                        152,105    $    395
       ENTERTAINMENT
     Tabcorp Holdings Ltd.             338,400       1,613
       ENTERTAINMENT AND GAMING
     -----------------------------------------------------
                                                     2,008
----------------------------------------------------------
NEW ZEALAND--.7%
----------------------------------------------------------
     Tranz Rail Holdings Ltd.           63,100       1,116
       TRANSPORTATION
     -----------------------------------------------------
     TOTAL COMMONWEALTH COUNTRIES--6.9%
                                                    11,261
     -----------------------------------------------------

LATIN AMERICA
----------------------------------------------------------
MEXICO--3.3%
----------------------------------------------------------
     Cementos Mexicanos, S.A. de
       C.V., "B," ADR                  415,100       1,628
       CEMENT PRODUCER
     Fomento Economico Mexicano de
       C.V., "B," ADR                  287,000         976
       BEER AND SOFT DRINK
       MANUFACTURER
     Grupo Carso, S.A. de C.V., ADR    164,000         865
       INDUSTRIAL CONGLOMERATE
     Grupo Televisa, S.A., GDR          29,000         743
       MEDIA AND BROADCASTING
       COMPANY
     (a)Tubos de Acero de
     Mexico, S.A., ADR                  70,500       1,119
       STEEL MANUFACTURER
     -----------------------------------------------------
                                                     5,331
----------------------------------------------------------
PERU--.4%
----------------------------------------------------------
     Telefonica del Peru S.A., ADS      38,700         730
       TELECOMMUNICATION SERVICES
----------------------------------------------------------
BRAZIL--.1%
----------------------------------------------------------
     (a)Iochpe-Maxion                 3,505,000        202
       AUTO PARTS AND MACHINERY
       MANUFACTURER
     -----------------------------------------------------
     TOTAL LATIN AMERICAN COUNTRIES--3.8%
                                                     6,263
     -----------------------------------------------------
     TOTAL COMMON STOCKS--99.4%
     (COST: $132,888)                              162,545
     -----------------------------------------------------
     CASH AND OTHER ASSETS,
     LESS LIABILITIES--.6%                             930
     -----------------------------------------------------
     NET ASSETS--100%                             $163,475
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

At December 31, 1996, the International Portfolio had the following industry diversification (dollars in thousands):

                                                                       VALUE        %
      --------------------------------------------------------------------------------------
      Finance                                                         $ 29,774     18.2
      --------------------------------------------------------------------------------------
      Consumer Cyclicals                                                29,028     17.8
      --------------------------------------------------------------------------------------
      Capital Goods                                                     20,855     12.8
      --------------------------------------------------------------------------------------
      Health Care                                                       17,859     10.9
      --------------------------------------------------------------------------------------
      Basic Industries                                                  16,568     10.1
      --------------------------------------------------------------------------------------
      Technology                                                        13,392      8.2
      --------------------------------------------------------------------------------------
      Consumer Staples                                                  12,494      7.6
      --------------------------------------------------------------------------------------
      Utilities                                                          9,301      5.7
      --------------------------------------------------------------------------------------
      Energy                                                             8,173      5.0
      --------------------------------------------------------------------------------------
      Transportation                                                     5,101      3.1
      --------------------------------------------------------------------------------------
      Total Common Stocks                                              162,545     99.4
      --------------------------------------------------------------------------------------
      Other Net Assets                                                     930      0.6
      --------------------------------------------------------------------------------------
      Net Assets                                                      $163,475    100.0
      --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INTERNATIONAL PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $132,888,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $32,877,000, the gross unrealized depreciation was $3,220,000 and the net unrealized appreciation on investments was $29,657,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER INVESTORS FUND SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(Dollars in thousands)

--------------------------------------------------------------------------------------------
                                                                      NUMBER OF
                                               COMMON STOCKS           SHARES       VALUE
--------------------------------------------------------------------------------------------
BASIC INDUSTRIES--6.7%
--------------------------------------------------------------------------------------------
                                    (a)Culligan Water Technologies      19,000    $      770
                                    (a)Fort Howard Corp.                62,500         1,730
                                       Gentex Corp.                     26,000           523
                                       NuCo2, Inc.                      17,000           226
                                       Philip Environmental             65,000           943
                                       Steel Dynamics, Inc.             23,900           457
                                       -----------------------------------------------------
                                                                                       4,649
--------------------------------------------------------------------------------------------
CAPITAL GOODS--4.2%
--------------------------------------------------------------------------------------------
                                       BE Aerospace, Inc.               23,000           624
                                    (a)KLA Instruments                  28,500         1,012
                                       Precision Castparts Corp.        15,600           774
                                    (a)Rofin-Sinar Technologies,
                                       Inc.                             40,900           481
                                       -----------------------------------------------------
                                                                                       2,891
--------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--12.3%
--------------------------------------------------------------------------------------------
                                       Gaylord Entertainment Co.        41,000           938
                                    (a)Getty Communications PLC         40,000           600
                                    (a)MGM Grand                        32,500         1,133
                                    (a)MSC Industrial Direct            31,100         1,151
                                       Meredith Corp.                   20,300         1,071
                                       Outdoor Systems, Inc.            36,000         1,013
                                       Pier 1 Imports                   23,000           405
                                    (a)Planet Hollywood Int'l Inc.      28,000           553
                                       Steiner Leisure                  12,500           252
                                       U.S. Franchise Systems, Inc.     45,000           456
                                       Univision Communications,
                                       Inc.                              9,500           352
                                       Western Teleaservices            24,000           546
                                       -----------------------------------------------------
                                                                                       8,470
--------------------------------------------------------------------------------------------
CONSUMER DURABLES--4.2%
--------------------------------------------------------------------------------------------
                                       Ethan Allen Interiors            13,800           531
                                       SPX Corp.                        35,000         1,356
                                    (a)Triangle Pacific Corp.           42,500         1,023
                                       -----------------------------------------------------
                                                                                       2,910
--------------------------------------------------------------------------------------------
CONSUMER STAPLES--4.2%
--------------------------------------------------------------------------------------------
                                    (a)ABR Information Services         12,000           473
                                       CKE Restaurants                  16,000           576
                                       K-III Communications
                                       Corporation                      60,000           645
                                       Stewart Enterprises              35,250         1,199
                                       -----------------------------------------------------
                                                                                       2,893
--------------------------------------------------------------------------------------------
ENERGY--.9%
--------------------------------------------------------------------------------------------
                                       Trico Marine Services, Inc.       9,500           456
                                       Western Gas Resources            10,000           193
                                       -----------------------------------------------------
                                                                                         649

--------------------------------------------------------------------------------------------
                                                                      NUMBER OF
                                                                       SHARES       VALUE
--------------------------------------------------------------------------------------------
FINANCE--18.1%
--------------------------------------------------------------------------------------------
                                       BA Merchant Services             32,000    $      572
                                    (a)Coast Savings Financial          25,000           916
                                       Columbia Banking Systems         50,000           813
                                       Commercial Federal Corp.         18,000           864
                                       DST Systems, Inc.                40,000         1,255
                                       Executive Risk                   22,500           833
                                    (a)Financial Federal Corporation    62,000         1,039
                                       HCC Insurance Holdings           27,500           660
                                       Kansas City Southern
                                       Industries                        9,200           414
                                       Long Island Bancorp              14,000           490
                                       Paychex                          10,000           514
                                       Quick and Reilly Group           30,500           911
                                       Redwood Trust                     8,800           328
                                       SunGard Data Systems             11,500           454
                                       Texas Regional Bancshares        18,300           622
                                       Western National Corporation     18,000           347
                                       Wilmington Trust Corp.           37,500         1,481
                                       -----------------------------------------------------
                                                                                      12,513
--------------------------------------------------------------------------------------------
HEALTH CARE--12.4%
--------------------------------------------------------------------------------------------
                                    (a)CRA Managed Care, Inc.           15,000           675
                                    (a)Dura Pharmaceuticals             25,000         1,194
                                       Mentor Corp.                     25,000           738
                                    (a)OccuSystems, Inc.                12,300           332
                                       Omnicare, Inc.                   43,000         1,381
                                       Physician Sales & Service        30,000           431
                                    (a)Henry Schein, Inc.               15,500           533
                                    (a)Sofamor-Danek Group              21,000           641
                                    (a)Steris Corp.                     38,000         1,653
                                    (a)Total Renal Care Holdings        27,300           990
                                       -----------------------------------------------------
                                                                                       8,568
--------------------------------------------------------------------------------------------
TECHNOLOGY--23.7%
--------------------------------------------------------------------------------------------
                                       Adobe Systems                    19,000           710
                                    (a)Altera Corp.                     22,500         1,635
                                    (a)Analog Devices                   46,000         1,558
                                    (a)Andrew Corp.                     15,000           796
                                    (a)Ciber, Inc.                      15,000           450
                                    (a)Dupont Photomasks, Inc.          14,000           635
                                    (a)Electronic Arts                  26,000           778
                                    (a)Gartner Group                    28,500         1,110
                                    (a)Geoworks                         22,500           551
                                    (a)HNC Software                     26,500           828
                                    (a)Informix Corp.                   51,200         1,043
                                    (a)Keane, Inc.                      30,800           978
                                    (a)Kulicke & Soffa Industries       42,500           808
                                    (a)McAfee Associates, Inc.          10,800           472
                                    (a)Microchip Technology             21,000         1,068
                                    (a)Parametric Technology Corp.      11,500           591
                                    (a)Puma Technologies                35,000           604
                                    (a)Read-Rite Corp.                  26,500           669
                                    (a)Tellabs Operations               15,000           564
                                    (a)Wind River Systems, Inc.         11,000           521
                                       -----------------------------------------------------
                                                                                      16,369
--------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------
                                                                            NUMBER OF
                                                                            SHARES OR
                                                                            PRINCIPAL
                                                                              AMOUNT       VALUE
----------------------------------------------------------------------------------------------------
TRANSPORTATION--2.4%
                             (a)  Wisconsin Central
                                  Transportation                                 41,900    $ 1,660
----------------------------------------------------------------------------------------------------
UTILITIES--1.1%
                             (a)  LCI International, Inc.                        36,200        778
                                  ------------------------------------------------------------------
                                  TOTAL COMMON STOCKS--90.2%
                                  (COST: $54,100)                                           62,350
                                  ------------------------------------------------------------------
                                  MONEY MARKET INSTRUMENTS
                                  Yield--5.46% to 7.15%
                                  Due--January and February 1997
                                  Enron Corporation                           $  2,500       2,500
                                  Renaissance Energy Co.                         2,500       2,486
                                  Other                                          4,000       3,995
                                  ------------------------------------------------------------------
                                  TOTAL MONEY MARKET INSTRUMENTS--13.0%
                                  (COST: $8,982)                                             8,981
                                  ------------------------------------------------------------------
                                  TOTAL INVESTMENTS--103.2%
                                  (COST: $63,082)                                           71,331
                                  ------------------------------------------------------------------
                                  LIABILITIES, LESS CASH AND           OTHER
                                  ASSETS--(3.2)%                                            (2,194)
                                  ------------------------------------------------------------------
                                  NET ASSETS--100%                                      $   69,137
                                  ------------------------------------------------------------------


--------------------------------------------------------------------------------
 NOTES TO SMALL CAP GROWTH PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $63,082,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $9,430,000, the gross unrealized depreciation was $1,181,000 and the net unrealized appreciation on investments was $8,249,000.

See Accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER INVESTORS FUND INVESTMENT GRADE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL
                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES--5.0%
                                           (Cost: $100)                           $100         $    100
                                           ------------------------------------------------------------

                                          CORPORATE OBLIGATIONS
                                           AEROSPACE--2.9%
                                           Lockheed Corp.,
                                             7.70%, 2008                            10               10
                                           Lockheed Martin,
                                             7.25%, 2006                            50               51
                                           ------------------------------------------------------------
                                                                                                     61
-------------------------------------------------------------------------------------------------------
BANKS--19.2%
-------------------------------------------------------------------------------------------------------
                                           Abbey National PLC,
                                             7.35%, 2049                            50               51
                                           BCH Cayman Islands Limited,
                                             7.70%, 2006                            20               21
                                           Corporation Andina De Formento,
                                             7.10%, 2003                           100              100
                                           MBNA Corp.,
                                             8.278%, 2026                          100              101
                                           Peoples Bank Bridgeport,
                                             7.20%, 2006                            50               49
                                           Societe Generale,
                                             7.40%, 2006                            10               10
                                           SunTrust Banks,
                                             7.25%, 2006                            50               51
                                           ------------------------------------------------------------
                                                                                                    383
-------------------------------------------------------------------------------------------------------
COMMUNICATIONS, MEDIA
AND ELECTRONICS--5.6%
-------------------------------------------------------------------------------------------------------
                                           News American Holdings, Inc.,
                                             9.25%, 2013                           100              112
-------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS, SERVICES
AND RETAIL--14.1%
-------------------------------------------------------------------------------------------------------
                                           Dimon Inc.,
                                             8.875%, 2006                          100              105
                                           Rite Aid Corp.,
                                             7.70%, 2027                           100              101
                                           Royal Caribbean Cruises Ltd.,
                                             8.25%, 2005                            70               75
                                           ------------------------------------------------------------
                                                                                                    281
-------------------------------------------------------------------------------------------------------
DRUGS AND HEALTH CARE--2.5%
-------------------------------------------------------------------------------------------------------
                                           MedPartners, Inc.,
                                             7.375%, 2006                           50               50

-------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL
                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------
ENERGY--15.5%
                                           Enersis S.A.,
                                             7.40%, 2016                          $ 50         $     49
                                           Freeport-McMoRan, Inc.,
                                             7.20%, 2026                            50               49
                                           Freeport-McMoRan Resource Partners,
                                             Ltd.,
                                             7.00%, 2008                           100               97
                                           Gulf Canada Resources,
                                             8.35%, 2006                            50               52
                                           ISP Holdings,
                                             9.00%, 2003                            50               51
                                           Parker & Parsley Petroleum,
                                             8.25%, 2007                            10               11
                                           ------------------------------------------------------------
                                                                                                    309
-------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--5.5%
-------------------------------------------------------------------------------------------------------
                                           Lehman Brothers Holdings,
                                             7.25%, 2003                            50               51
                                           Mellon Corp.,
                                             7.72%, 2026                            50               49
                                           Salomon Inc.,
                                             7.50%, 2003                            10               10
                                           ------------------------------------------------------------
                                                                                                    110
-------------------------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS--5.6%
-------------------------------------------------------------------------------------------------------
                                           Domtar, Inc.,
                                             9.50%, 2016                            50               54
                                           James River Corporation,
                                             9.25%, 2021                            50               58
                                           ------------------------------------------------------------
                                                                                                    112
-------------------------------------------------------------------------------------------------------
UTILITIES--2.4%
-------------------------------------------------------------------------------------------------------
                                           Tenega Nasional Berhad,
                                             7.50%, 2096                            50               48
                                           ------------------------------------------------------------
                                           TOTAL CORPORATE OBLIGATIONS--73.3%
                                           (COST: $1,465)                                         1,466
                                           ------------------------------------------------------------
                                           MONEY MARKET INSTRUMENTS--20.0%
                                           (COST: $399)
                                           Yield--5.37%
                                           Due--January 1997
                                           Federal Home Loan Mortgage
                                             Corporation                           400              399
                                           ------------------------------------------------------------
                                           TOTAL INVESTMENTS--98.3%
                                           (COST: $1,964)                                         1,965
                                           ------------------------------------------------------------
                                           CASH AND OTHER ASSETS,
                                           LESS LIABILITIES--1.7%                                    33
                                           ------------------------------------------------------------
                                           NET ASSETS--100%                                    $  1,998
                                           ------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

NOTE TO INVESTMENT GRADE BOND PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $1,964,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $9,000, the gross unrealized depreciation was $8,000 and the net unrealized appreciation on investments was $1,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER INVESTORS FUND VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------
                                                                                  NUMBER
                                                       COMMON STOCKS            OF SHARES    VALUE
---------------------------------------------------------------------------------------------------
BANKS--11.2%
---------------------------------------------------------------------------------------------------
                                              Banc One Corporation                6,200     $   267
                                              Bank of New York Co.                2,400          81
                                              BankAmerica Corp.                   1,800         179
                                              Bankers Trust New York Corp.        1,200         104
                                              Barnett Banks                       4,400         181
                                              Crestar Financial Corp.             1,000          74
                                              First Chicago NBD Corp.             3,500         188
                                              First Union Corp.                   2,700         200
                                              Fleet Financial Group, Inc.         1,200          60
                                              KeyCorp                             3,300         167
                                              NationsBank                         2,200         215
                                              Norwest Corp.                       2,100          91
                                              Signet Banking Corp.                5,600         172
                                              PNC Bank Corp., N.A.                5,900         222
                                              Wells Fargo & Co.                     700         189
                                              -----------------------------------------------------
                                                                                              2,390
---------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--5.1%
---------------------------------------------------------------------------------------------------
                                              Champion International
                                                Corporation                       4,500         195
                                              Dow Chemical Co.                    1,500         117
                                              Georgia-Pacific Corp.               3,000         216
                                              Louisiana-Pacific Corp.            14,000         296
                                              Union Camp Corp.                    5,500         263
                                              -----------------------------------------------------
                                                                                              1,087
---------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.1%
---------------------------------------------------------------------------------------------------
                                              General Electric Co.                2,200         218
                                              Xerox Corporation                   8,500         447
                                              -----------------------------------------------------
                                                                                                665
---------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--6.0%
---------------------------------------------------------------------------------------------------
                                           (a)Burlington Coat Factory             4,600          60
                                              Liz Claiborne                       1,300          50
                                              Deluxe Corporation                 10,000         328
                                           (a)Fruit of the Loom                   2,300          87
                                              J.C. Penney Co.                     8,000         390
                                              Philips N.V., ADR                   7,500         300
                                              V.F. Corp.                            900          61
                                              -----------------------------------------------------
                                                                                              1,276
---------------------------------------------------------------------------------------------------
CONSUMER DURABLES--3.0%
---------------------------------------------------------------------------------------------------
                                              Ford Motor Co.                     20,000         637

---------------------------------------------------------------------------------------------------
                                                                                 NUMBER
                                                       COMMON STOCKS            OF SHARES    VALUE
---------------------------------------------------------------------------------------------------
CONSUMER STAPLES--11.2%
---------------------------------------------------------------------------------------------------
                                              Chiquita Brands International      15,000     $   191
                                              Nestle S.A., ADR                    8,000         426
                                              Phillip Morris Companies            8,200         923
                                              UST, Inc.                          15,400         499
                                              Unilever N.V., ADR                  2,000         351
                                              -----------------------------------------------------
                                                                                              2,390
---------------------------------------------------------------------------------------------------
ENERGY--11.1%
---------------------------------------------------------------------------------------------------
                                              AMOCO Corp.                         9,700         781
                                              Atlantic Richfield Co.              3,000         397
                                              Chevron Corp.                       5,000         325
                                              Columbia Gas System                 5,800         369
                                              Exxon Corp.                         5,000         490
                                              -----------------------------------------------------
                                                                                              2,362
---------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--15.7%
---------------------------------------------------------------------------------------------------
                                              ADVANTA Corp.                       7,000         286
                                              H.F. Ahmanson & Co.                 2,300          75
                                              American General Corp.              5,100         208
                                              American International Group,
                                              Inc.                                6,600         714
                                              Beneficial Corp.                    4,000         253
                                              Federal Home Loan Mortgage Corp.    4,900         540
                                              Federal National Mortgage
                                                Association                      15,600         581
                                              General Re Corp.                    2,000         316
                                              Great Western Financial Corp.       6,200         180
                                              Transamerica Corp.                  2,500         197
                                              -----------------------------------------------------
                                                                                              3,350
---------------------------------------------------------------------------------------------------
HEALTH CARE--4.6%
---------------------------------------------------------------------------------------------------
                                              C.R. Bard                          15,000         420
                                              Becton Dickinson & Co.              6,000         260
                                              Glaxo Wellcome, ADR                 9,700         308
                                              -----------------------------------------------------
                                                                                                988
---------------------------------------------------------------------------------------------------
TECHNOLOGY--5.8%
---------------------------------------------------------------------------------------------------
                                              AMP Incorporated                   11,000         422
                                              Hewlett-Packard Co.                 5,000         251
                                              Raytheon Co.                        5,500         265
                                              Texas Instruments                   4,500         287
                                              -----------------------------------------------------
                                                                                              1,225
---------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------
                                                                NUMBER OF
                                                                SHARES OR
                                                                PRINCIPAL
                                                                 AMOUNT             VALUE
------------------------------------------------------------------------------------------
UTILITIES--7.6%

                                 AT&T                                 8,500         $   370
                                 GTE Corp.                            9,000             410
                                 SBC Communications Inc.              5,000             259
                                 Southern Company                    18,000             407
                                 U.S. West Communications Group       5,000             161
                                 ----------------------------------------------------------
                                                                                      1,607
                                 ----------------------------------------------------------
                                 TOTAL COMMON STOCKS--84.4%
                                 (COST: $16,580)                                     17,977
                                 ----------------------------------------------------------
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                                                                NUMBER OF
                                                                SHARES OR
                                                                PRINCIPAL
                                                                 AMOUNT             VALUE
-------------------------------------------------------------------------------------------
                                 MONEY MARKET INSTRUMENTS
                                 Yield--5.23% to 5.51%
                                 Due--January 1997
                                 Federal Home Loan Mortgage
                                   Corporation                  $     1,300        $  1,296
                                 Federal National Mortgage
                                 Association                          2,000           1,995
                                 ----------------------------------------------------------
                                 TOTAL MONEY MARKET
                                 INSTRUMENTS--15.4%
                                 (COST: $3,291)                                       3,291
                                 ----------------------------------------------------------
                                 TOTAL INVESTMENTS--99.8%
                                 (COST: $19,871)                                     21,268
                                 ----------------------------------------------------------
                                 CASH AND OTHER ASSETS,
                                 LESS LIABILITIES--.2%                                   37
                                 ----------------------------------------------------------
                                 NET ASSETS--100%                                  $ 21,305
                                 ----------------------------------------------------------
-------------------------------------------------------------------------------------------

 NOTES TO VALUE PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $19,871,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $1,500,000, the gross unrealized depreciation was $103,000 and the net unrealized appreciation on investments was $1,397,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER INVESTORS FUND SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
COMMON STOCKS                                                                   SHARES       VALUE
--------------------------------------------------------------------------------------------------
AUTOS AND TRANSPORTATION--7.4%
                                               Airborne Freight Corporation      8,900     $   208
                                               Fleetwood Enterprises             5,000         137
                                               Intermet Corp.                   14,500         234
                                               Myers Industries                 11,500         194
                                               Simpson Industries                5,400          59
                                               Walbro Corp.                      8,700         159
                                               ---------------------------------------------------
                                                                                               991
--------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--9.3%
                                          (a)  AMC Entertainment                 8,400         121
                                               J. Baker, Inc.                    6,400          34
                                               Bush Industries                   3,500          67
                                               Cato Corp.                        9,700          48
                                               Del Webb Corp.                   13,600         223
                                               Fedders Corporation              18,500         116
                                               Haggar Apparel Co.                9,600         152
                                               Heilig-Meyers                    13,200         215
                                               Hilton Hotels Corp.               4,500         118
                                          (a)  Insurance Auto Auctions           8,100          77
                                          (a)  Sports & Recreation               8,500          66
                                               ---------------------------------------------------
                                                                                             1,237
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES--.7%
                                          (a)  Performance Food Group            6,000          93
                                               ---------------------------------------------------
--------------------------------------------------------------------------------------------------
ENERGY--9.3%
                                          (a)  Belden & Blake Corporation        3,500          89
                                          (a)  Chieftain International Inc.      9,000         234
                                               Enron Global Power & Pipelines
                                               L.L.C.                            5,400         146
                                               Giant Industries                 10,000         140
                                               KCS Energy                        4,500         161
                                          (a)  Nuevo Energy Co.                  4,500         234
                                          (a)  Seitel, Inc.                      5,900         236
                                               ---------------------------------------------------
                                                                                             1,240
--------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--18.8%
                                          (a)  Arbatax International, Inc.       3,250          21
                                               Compass Bancshares                4,700         187
                                               Cullen Frost Bankers              7,800         259
                                               First Commerce Corp.              3,500         136
                                               First Financial Caribbean
                                               Corp.                             9,400         261
                                               First Financial Corp.             9,125         224
                                               Guaranty National Insurance         706          12
                                               Imperial Credit Industries       12,200         256
                                               Integon Corp.                    13,100         233
                                               Lawyers Title Insurance Corp.     4,400          86
                                               Liberty Bancorp                   1,500          75
                                               Long Island Bancorp               4,300         151
                                               North Fork Bancorp                2,800         100
                                               PHH Corporation                   6,900         297
                                               Roosevelt Financial Group         3,600          76
                                               T.R. Financial Corporation        3,500         124
                                               ---------------------------------------------------
                                                                                             2,498
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
COMMON STOCKS                                                                   SHARES      VALUE
--------------------------------------------------------------------------------------------------
INTEGRATED OILS--1.9%
                                               Tesoro Petroleum Corp.           17,800     $   249
                                               ---------------------------------------------------
--------------------------------------------------------------------------------------------------
MATERIALS AND PROCESSING--16.3%
                                               AK Steel Holding Corp.            6,300         250
                                               AMCOL International              11,100         175
                                               Ball Corp.                        5,900         153
                                               Blount, Inc.                      8,400         322
                                               Carpenter Technology Corp.        7,200         264
                                               Elcor Corp.                       9,000         192
                                          (a)  Global Industrial
                                               Technologies,
                                               Inc.                             11,400         252
                                          (a)  Lydall, Inc.                      6,800         153
                                          (a)  Mueller Industries, Inc.          3,500         135
                                               Quanex Corp.                      6,300         172
                                               Rexene Corp.                      7,300          99
                                               ---------------------------------------------------
                                                                                             2,167
--------------------------------------------------------------------------------------------------
PRODUCER DURABLES--8.7%
                                          (a)  Asyst Technologies                4,400          75
                                          (a)  Electroglas                      10,000         161
                                               Pacific Scientific Co.            9,800         110
                                               Scientific-Atlanta               16,800         252
                                               Stewart & Stevenson Services      8,600         250
                                          (a)  Teltrend                          4,200         117
                                               Watts Industries, Inc.            8,200         196
                                               ---------------------------------------------------
                                                                                             1,161
--------------------------------------------------------------------------------------------------
TECHNOLOGY--9.2%
                                          (a)  Benchmark Electronics             6,900         208
                                          (a)  Burr Brown Corp.                  5,800         151
                                          (a)  Diamond Multimedia Systems,
                                               Inc.                              2,700          32
                                          (a)  EXAR Corporation                  7,100         110
                                          (a)  Jones Intercable Inc.            21,600         224
                                          (a)  Photronics, Inc.                  2,600          71
                                          (a)  Proxima Corp.                     6,400          82
                                          (a)  Read-Rite Corp.                   5,100         129
                                          (a)  Tech-Sym Corporation              7,400         220
                                               ---------------------------------------------------
                                                                                             1,227
--------------------------------------------------------------------------------------------------
UTILITIES--2.8%
                                          (a)  Atlantic Tele-Network            11,500         175
                                               United Cities Gas Co.             8,500         191
                                               --------------------------------------------------
                                                                                               366
--------------------------------------------------------------------------------------------------
OTHER--.5%
                                               Mercer International, Inc.        7,100          73
                                               ---------------------------------------------------
                                               TOTAL COMMON STOCKS--84.9%
                                               (COST: $10,558)                              11,302
                                               ---------------------------------------------------
--------------------------------------------------------------------------------------------------

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------
                                                           PRINCIPAL
                                                            AMOUNT      VALUE
--------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------
                    Yield--5.32% to 5.51%
                    Due--January 1997
                    Federal Farm Credit Bank                $  250     $   249
                    Federal Home Loan Mortgage
                      Corporation                              700         699
                    Federal National Mortgage
                      Association                            1,000         997
                    ------------------------------------------------------------
                    TOTAL MONEY MARKET INSTRUMENTS--14.6%
                    (COST: $1,945)                                       1,945
                    ------------------------------------------------------------
                    TOTAL INVESTMENTS--99.5%
                    (COST: $12,503)                                     13,247
                    ------------------------------------------------------------
                    CASH AND OTHER ASSETS,
                    LESS LIABILITIES--.5%                                   60
                    ------------------------------------------------------------
                    NET ASSETS--100%                                   $13,307
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO SMALL CAP VALUE PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $12,503,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $1,114,000, the gross unrealized depreciation was $370,000 and the net unrealized appreciation on investments was $744,000.

See accompanying Notes to Financial Statements.

                                                   PORTFOLIO OF INVESTMENTS

PORTFOLIO OF INVESTMENTS

KEMPER INVESTORS FUND VALUE+GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------
                                                                                NUMBER
COMMON STOCKS                                                                 OF SHARES    VALUE
--------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--3.0%
                                            Champion International Corp.         2,000     $    87
                                         (a)FMC Corp.                            1,200          84
                                            Hanson PLC, ADR                     10,000          68
                                            Louisiana-Pacific Corp.              2,800          59
                                         (a)Millennium Chemicals Inc.              250           4
                                            ------------------------------------------------------
                                                                                               302
--------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.5%
--------------------------------------------------------------------------------------------------
                                            Emerson Electric Co.                   800          77
                                            General Electric Co.                 1,000          99
                                            B.F. Goodrich Co.                    2,500         101
                                            Raytheon Co.                         1,500          72
                                         (a)U.S. Filter Corp.                    3,000          95
                                            York International Corp.             2,000         112
                                            ------------------------------------------------------
                                                                                               556
--------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--22.8%
--------------------------------------------------------------------------------------------------
                                            American Greetings Corp.             3,600         102
                                         (a)AutoZone                             4,200         116
                                            Brunswick Corp.                      4,300         103
                                            Carnival Corp.                       3,100         102
                                            Circuit City Stores                  2,300          69
                                         (a)Consolidated Stores Corp.            3,375         109
                                            Dayton Hudson Corp.                  2,200          86
                                            Deluxe Corporation                   3,000          98
                                            Dillard Department Stores            1,200          37
                                            Walt Disney Company                  1,300          91
                                         (a)Fruit of the Loom                    2,100          80
                                            Gap                                  3,200          96
                                            Heilig-Meyers                        6,300         102
                                         (a)Liberty Media Group, "A"             3,000          86
                                         (a)Lone Star Steakhouse & Saloon        4,000         107
                                         (a)MGM Grand                            1,000          35
                                            Mattel, Inc.                         2,800          78
                                         (a)Outback Steakhouse                   3,300          88
                                            J.C. Penney Co.                      1,600          78
                                            Philips N.V., ADR                    1,700          68
                                            TJX Companies, Inc.                  1,200          57
                                         (a)Tele-Communications, Inc.            7,100          93
                                         (a)Toys R Us                            2,400          72
                                            UST, Inc.                            3,400         110
                                            V.F. Corp.                           1,000          67
                                         (a)Viacom International, "B"            2,500          87
                                            Wal-Mart Stores                      2,200          50
                                            Wendy's International                3,000          61
                                            ------------------------------------------------------
                                                                                             2,328
--------------------------------------------------------------------------------------------------
CONSUMER DURABLES--4.3%
--------------------------------------------------------------------------------------------------
                                            Ford Motor Co.                       2,000          64
                                         (a)Lear Corporation                     1,800          61
                                            Leggett & Platt Incorporated         3,500         121
                                            Magna International Inc., "A"        1,800         100
                                            Singer Company N.V.                  4,100          92
                                            ------------------------------------------------------
                                                                                               438
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES--2.2%
--------------------------------------------------------------------------------------------------
                                         (a)Imperial Tobacco Group, ADR            875          11
                                            Philip Morris Companies              1,300         146
                                            Quaker Oats Co.                      1,800          69
                                            ------------------------------------------------------
                                                                                               226
--------------------------------------------------------------------------------------------------
                                                                                NUMBER
COMMON STOCKS                                                                  OF SHARES    VALUE
--------------------------------------------------------------------------------------------------
ENERGY--5.6%
--------------------------------------------------------------------------------------------------
                                            AMOCO Corp.                          1,500     $   121
                                            Amerada Hess Corp.                   1,800         104
                                            Atlantic Richfield Co.               1,000         133
                                            Columbia Gas System                  1,800         115
                                            Union Texas Petroleum Holdings       4,500         101
                                            ------------------------------------------------------
                                                                                               574
--------------------------------------------------------------------------------------------------
FINANCE--18.1%
--------------------------------------------------------------------------------------------------
                                            ADVANTA Corp.                        1,700          73
                                            American General Corp.                 800          33
                                            Banc One Corporation                 1,700          73
                                            Bank of New York Co.                 2,600          88
                                            BankAmerica Corp.                      600          60
                                            Bankers Trust New York Corp.           600          52
                                            Barnett Banks                        1,500          62
                                            Crestar Financial Corp.                700          52
                                            Federal Home Loan Mortgage Corp.       800          88
                                            Federal National Mortgage
                                              Association                        3,600         134
                                            First Chicago NBD Corp.              2,000         108
                                            First USA                            3,100         107
                                            First Union Corp.                    1,300          96
                                            Fleet Financial Group, Inc.          1,400          70
                                            General Re Corp.                       500          79
                                            ITT Hartford Group                   1,500         101
                                            Jefferson-Pilot Corp.                1,500          85
                                            KeyCorp                              1,000          51
                                            MGIC Investment Corp.                1,200          91
                                            J.P. Morgan & Company                  400          39
                                            NationsBank                          1,000          98
                                            PNC Bank Corp., N.A.                 2,000          75
                                            Signet Banking Corp.                 2,400          74
                                            Travelers Group                      1,200          54
                                            ------------------------------------------------------
                                                                                             1,843
--------------------------------------------------------------------------------------------------
HEALTH CARE--11.3%
--------------------------------------------------------------------------------------------------
                                            Abbott Laboratories                  1,200          61
                                            Astra A.B., ADR                      2,100         103
                                            C.R. Bard                            3,000          84
                                         (a)Forest Laboratories                  2,900          95
                                         (a)Foundation Health Corp.              3,000          95
                                         (a)HealthCare COMPARE Corp.             1,200          51
                                         (a)Humana, Inc.                         5,000          96
                                            Eli Lilly & Co                         900          66
                                            Mallinckrodt Group                   2,200          97
                                            Merck & Co., Inc.                    1,000          79
                                         (a)Novartis, ADR                        1,800         102
                                         (a)St. Jude Medical                     1,600          68
                                            United Healthcare Corp.              2,100          95
                                         (a)Value Health                         3,000          58
                                            ------------------------------------------------------
                                                                                             1,150
--------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                    NUMBER
                                                                                   OF SHARES    VALUE
------------------------------------------------------------------------------------------------------
TECHNOLOGY--19.1%
------------------------------------------------------------------------------------------------------
                                                AMP, Incorporated                    2,200     $    84
                                             (a)Applied Materials, Inc.              2,700          97
                                             (a)Atmel Corporation                    2,800          93
                                             (a)Bay Networks                         3,000          63
                                             (a)Cabletron Systems                    2,500          83
                                             (a)Cisco Systems                        1,600         102
                                             (a)Compaq Computer Corp.                1,600         119
                                             (a)DSC Communications Corp.             3,200          57
                                             (a)EMC Corp.                            3,100         103
                                             (a)Gateway 2000                         1,900         102
                                                Hewlett-Packard Co.                  1,000          50
                                                International Business Machines        200          30
                                             (a)Learning Company                     7,500         108
                                                Linear Technology Corp.              2,000          88
                                             (a)Maxim Integrated Products            2,300          99
                                             (a)Novellus Systems                     1,600          87
                                             (a)Seagate Technology                   2,400          95
                                             (a)Silicon Graphics Inc.                4,000         102
                                             (a)3Com Corporation                     1,500         110
                                             (a)TCI Satellite                          710           7
                                             (a)U.S. Robotics                        1,500         108
                                             (a)Western Digital Corp.                1,000          57
                                                Xerox Corporation                    2,000         105
                                                ------------------------------------------------------
                                                                                                 1,949
------------------------------------------------------------------------------------------------------
                                                                                    NUMBER
                                                                                   OF SHARES    VALUE
------------------------------------------------------------------------------------------------------
TRANSPORTATION--.4%
------------------------------------------------------------------------------------------------------
                                                Ryder System Inc.                    1,500     $    42

------------------------------------------------------------------------------------------------------
UTILITIES--5.5%
------------------------------------------------------------------------------------------------------
                                                AT&T                                 2,000          87
                                             (a)AirTouch Communications              3,500          88
                                                Ameritech Corp.                        800          49
                                                GTE Corp.                            1,500          68
                                             (a)Paging Network, Inc.                 6,000          91
                                                SBC Communications Inc.                600          31
                                                Southern Company                     3,000          68
                                             (a)WorldCom, Inc.                       3,000          78
                                                ------------------------------------------------------
                                                                                                   560
                                                ------------------------------------------------------
                                                TOTAL COMMON STOCKS--97.8%
                                                (COST: $9,330)                                   9,968
                                                ------------------------------------------------------
                                                CASH AND OTHER ASSETS, LESS
                                                LIABILITIES--2.2%                                  228
                                                ------------------------------------------------------
                                                NET ASSETS--100%                               $10,196
                                                ------------------------------------------------------
------------------------------------------------------------------------------------------------------

 NOTES TO VALUE+GROWTH PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $9,330,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $822,000, the gross unrealized depreciation was $184,000 and the net unrealized appreciation on investments was $638,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER INVESTORS FUND HORIZON 20+ PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------
                                         PRINCIPAL
                                         AMOUNT OR
                                         NUMBER OF
                                          SHARES     VALUE
-----------------------------------------------------------
U.S. TREASURY NOTES--18.7%
        (Cost: $706)
        8.00%, 1999                        $ 100     $  105
        7.75%, 1999                          100        105
        6.00%, 1999                          300        300
        5.50%, 2000                          200        195
        ---------------------------------------------------
                                                        705

-----------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------
BASIC INDUSTRIES--3.2%
        Bayer A.G.                           493shs.     20
   (a)  CRA Managed Care, Inc.               200          9
        Cementos Mexicanos, S.A.   de
        C.V., "B," ADR                     5,000         19
   (a)  FMC Corp.                            300         21
   (a)  Global Industrial Technology,
        Inc.                                 200          4
        Hanson PLC, ADR                    2,500         17
        Louisiana-Pacific Corp.              600         13
        Millennium Chemicals Inc.            107          2
   (a)  Philip Environmental                 500          7
        Toray Industries                   1,500          9
        ---------------------------------------------------
                                                        121
-----------------------------------------------------------
CAPITAL GOODS--5.1%
        Blount, Inc., "A"                    100          4
        Emerson Electric Co.                 200         19
        Foster Wheeler Corporation           700         26
        General Electric Co.                 400         40
        Honda Motor Co., Ltd.              1,100         31
        PHH Corporation                      200          9
        Quanex Corp.                         100          3
        Raytheon Co.                         100          5
   (a)  Triangle Pacific Corp.               200          5
        U.S. Filter Corp.                    700         22
        York International Corp.             500         28
        ---------------------------------------------------
                                                        192
-----------------------------------------------------------
CONSUMER CYCLICALS--16.6%
        American Greetings Corp.             700     $   20
   (a)  AutoZone                             800         22
        Brunswick Corp.                      600         14
        Carnival Corp.                       600         20
        Carrefour S.A.                        32         21
        Circuit City Stores                  500         15
   (a)  Consolidated Stores Corp.            500         16
        Dayton Hudson Corp.                  500         20
        Deluxe Corp.                         500         16
        Dillard Department Stores            600         19
        Walt Disney Company                  400         28
        Ethan Allen Interiors                200          8
   (a)  Fruit of the Loom                  1,000         38
        Gap                                  800         24
        Granada Group PLC                  1,766         26
        Heilig-Meyers                      1,500         24
   (a)  Liberty Media Group, "A"             500         14
   (a)  Lone Star Steakhouse & Saloon      1,000         27
   (a)  MGM Grand                            600         21
        Mattel, Inc.                         600         17
        Meredith Corp.                       200         11
        Nutricia Verenigde Bedryven
        N.V.                                 105         16
   (a)  Outback Steakhouse                   500         13
        Philips N.V., ADR                    500         20
        Randstad Holding N.V.                166         12
        Reed International PLC             1,286         24
        TJX Companies, Inc.                  200          9
        Talbots Inc.                         100          3
   (a)  Tele-Communications, Inc.            700          9
   (a)  Toys R Us                            800         24
        UST, Inc.                          1,000         32
        V.F. Corp.                           100          7
   (a)  Viacom International, "B"            400         14
        Wal-Mart Stores                      200          5
        Wendy's International                800         16
        ---------------------------------------------------
                                                        625
-----------------------------------------------------------
CONSUMER DURABLES--2.8%
        Ford Motor Co.                       300         10
        Leggett & Platt Incorporated         500         17
        Magna International Inc., "A"        400         22
        Matsushita Electric
        Industries Co., Ltd.               1,850         30
        Singer Company N.V.                1,200         27
        ---------------------------------------------------
                                                        106
-----------------------------------------------------------
CONSUMER STAPLES--3.5%
   (a)  Carriage Services, Inc.              200          4
        Imperial Tobacco Group, ADR          375          5
        Independent Newspapers PLC         4,860         25
   (a)  Insurance Auto Auctions              400          4
        Koninklijke Ahold N.V.               330         21
        Newell Co.                           800         25
        Philip Morris Companies              300         34
        Quaker Oats Co.                      400         15
        ---------------------------------------------------
                                                        133

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------
                                                         NUMBER OF
                                                          SHARES     VALUE
-----------------------------------------------------------------------------
ENERGY--3.6%
                       AMOCO Corp.                          300     $   24
                       Amerada Hess Corp.                   200         12
                       Atlantic Richfield Co.               200         27
                       British Petroleum                  1,753         21
                       Columbia Gas System                  300         19
                       Giant Industries                     300          4
                       KCS Energy                           100          4
                       Union Texas Petroleum Holdings     1,000         22
                       -----------------------------------------------------
                                                                       133
----------------------------------------------------------------------------
FINANCE--12.8%
                       American General Corp.               200          8
                       Banc One Corporation                 300         13
                       BankAmerica Corp.                    200         20
                       Bank of New York Co.                 500         17
                       Bankers Trust New York Corp.         200         17
                       Barnett Banks                        800         33
                       CITIC Pacific Ltd.                 4,500         26
                       Crestar Financial Corp.              200         15
                       DCB Holdings Berhad                3,000         10
                       Del Webb Corp.                       100          2
                       Executive Risk                       100          4
                       Federal Home Loan Mortgage Corp.     200         22
                       Federal National Mortgage
                         Association                        800         30
                   (a) Financial Federal Corporation        200          3
                       First Chicago NBD Corp.              400         22
                       First USA                            600         21
                       First Union Corp.                    300         22
                       Fleet Financial Group, Inc.          300         15
                       HSBC Holding PLC, ADR                800         17
                       Imperial Credit Industries           200          4
                       Internationale Nederlanden
                       Groep N.V.                           589         21
                       Kansas City Southern Industries      200          9
                       KeyCorp                              300         15
                       MGIC Investment Corp.                200         15
                       Mercer International                 300          3
                       J.P. Morgan & Company                200         20
                       NationsBank                          300         29
                       PNC Bank Corp., N.A.                 400         15
                       Roosevelt Financial Group            200          4
                       Signet Banking Corp.                 400         12
                       Texas Regional Bankshares            100          3
                       Travelers Group                      333         15
                       -----------------------------------------------------
                                                                       482
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                        NUMBER OF
                                                         SHARES     VALUE
----------------------------------------------------------------------------
HEALTH CARE--9.4%
                       Abbott Laboratories                  200     $   10
                       Astra A.B., ADR                      500         25
                       C.R. Bard                          1,000         28
                   (a) British Bio-Technology Group       4,310         15
                   (a) Forest Laboratories                  500         16
                   (a) Foundation Health Corp.              700         22
                   (a) Fresenius Medical Care, ADS          272         22
                   (a) HealthCare COMPARE Corp.             400         17
                   (a) Humana, Inc.                       1,200         23
                       Eli Lilly & Co.                      100          7
                       Mallinckrodt Group                   200          9
                       Merck & Co., Inc.                    200         16
                   (a) Nellcor Puritan Bennett
                         Incorporated                     1,000         22
                   (a) Novartis
                       ADR                                  600         34
                       common stock                          21         24
                   (a) OccuSystems, Inc.                    100          3
                   (a) St. Jude Medical                     400         17
                   (a) Henry Schein, Inc.                   100          3
                   (a) Steris Corp.                         400         17
                   (a) Tenet Healthcare Corporation         200          4
                       United Healthcare Corp.              400         18
                       -----------------------------------------------------
                                                                       352
----------------------------------------------------------------------------
TECHNOLOGY--15.3%
                   (a) Applied Materials, Inc.            1,000         36
                   (a) Atmel Corporation                    800         27
                   (a) Bay Networks                         900         19
                   (a) Cabletron Systems                    600         20
                       Canon, Inc.                          900         20
                   (a) Cisco Systems                        300         19
                   (a) Compaq Computer Corp.                500         37
                   (a) EMC Corp.                            700         23
                       L.M. Ericsson Telephone Co.,
                       "B"                                  674         21
                   (a) Gateway 2000                         500         27
                   (a) Informix Corp.                     1,000         20
                       International Business Machines      100         15
                   (a) Learning Company                   1,700         24
                       Linear Technology Corp.              400         18
                   (a) Marshall Industries                  100          3
                   (a) Maxim Integrated Products            200          9
                       Murata Manufacturing                 200          7
                   (a) Novellus Systems                     400         22
                   (a) Quantum Corporation                  700         20
                   (a) Seagate Technology                   300         12
                   (a) Silicon Graphics Inc.                600         15
                   (a) Sterling Commerce                    800         28
                   (a) TCI Satellite                         70          1
                   (a) Teradyne                           1,000         24
                   (a) 3Com Corporation                     600         44
                   (a) U.S. Robotics                        200         14
                   (a) Western Digital Corp.                300         17
                       Xerox Corporation                    600         32
                       -----------------------------------------------------
                                                                       574
----------------------------------------------------------------------------
TRANSPORTATION--.9%
                       Canadian National Railway
                         Company                            550         21
                   (a) Knight Transportation                200          4
                       Ryder System Inc.                    300          8
                       -----------------------------------------------------
                                                                        33
----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS


--------------------------------------------------------------------------
                                                       NUMBER OF
                                                        SHARES      VALUE
--------------------------------------------------------------------------
UTILITIES--4.4%
--------------------------------------------------------------------------
                     AT&T                                 200     $    9
                 (a) AirTouch Communications              600         15
                     Ameritech Corp.                      400         24
                 (a) Atlantic Tele-Network                100          2
                     Empresa Noacional de   Elec-
                     tricidad S.A.                        288         20
                     Iberdrola, S.A.                    1,250         18
                 (a) Paging Network, Inc.               1,000         15
                     SBC Communications Inc.              300         16
                     Verba, A.G.                          350         20
                 (a) WorldCom, Inc.                     1,000         26
                     -----------------------------------------------------
                                                                     165
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                     PRINCIPAL
                                                        SHARES      VALUE
--------------------------------------------------------------------------
                     TOTAL COMMON STOCKS--77.6%
                     (COST: $2,669)                                2,916
                     -----------------------------------------------------
                     MONEY MARKET INSTRUMENTS--2.7%
                     Yield--5.27%
                     Due--January 1997
                     (COST: $100)                       $ 100        100
                     -----------------------------------------------------
                     TOTAL INVESTMENTS--99.0%
                     (COST: $3,475)                                3,721
                     -----------------------------------------------------
                     CASH AND OTHER ASSETS, LESS
                     LIABILITIES--1.0%                                38
                     -----------------------------------------------------
                     NET ASSETS--100%                             $3,759
--------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NOTES TO HORIZON 20+ PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $3,475,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $296,000, the gross unrealized depreciation was $50,000 and the net unrealized appreciation on investments was $246,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER INVESTORS FUND HORIZON 10+ PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------
                                         PRINCIPAL
                                         AMOUNT OR
                                          NUMBER
                                         OF SHARES   VALUE
-----------------------------------------------------------
U.S. TREASURY NOTES--38.9%
     (Cost: $2,224)
     6.375%, 1999                          $ 400     $  403
     6.00%, 1999                             800        800
     8.50%, 2000                             500        534
     5.50%, 2000                             500        489
     ------------------------------------------------------
                                                      2,226
-----------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------
BASIC INDUSTRIES--2.1%
     Bayer A.G.                              771shs.     31
(a)  CRA Managed Care, Inc.                  200          9
     Cementos Mexicanos, S.A. de C.V.,
       "B," ADR                            5,300         21
(a)  FMC Corp.                               300         21
(a)  Global Industrial Technology, Inc.      100          2
     Hanson PLC, ADR                       1,500         10
     Louisiana-Pacific Corp.                 600         13
     Millennium Chemicals Inc.               107          2
(a)  Philip Environmental                    700         10
     ------------------------------------------------------
                                                        119
-----------------------------------------------------------
CAPITAL GOODS--3.1%
     B.F. Goodrich Co.                       500         20
     Blount, Inc., "A"                       200          8
     Emerson Electric Co.                    300         29
     General Electric Co.                    500         49
     Honda Motor Co., Ltd.                 1,300         37
     PHH Corporation                         100          4
     Quanex Corp.                            100          3
(a)  Triangle Pacific Corp.                  300          7
     York International Corp.                400         22
     ------------------------------------------------------
                                                        179
-----------------------------------------------------------
CONSUMER CYCLICALS--16.3%
     American Greetings Corp.                800         23
(a)  AutoZone                              1,000         28
     Brunswick Corp.                       1,700         41
     Carnival Corp.                          700         23
     Carrefour S.A.                           52         34
     Circuit City Stores                     600         18
(a)  Consolidated Stores Corp.               750         24
     Dayton Hudson Corp.                     400         16
     Deluxe Corp.                          1,000         33
     Dillard Department Stores               600         18
     Walt Disney Company                     600         42
     Ethan Allen Interiors                   200          8
(a)  Fruit of the Loom                       800         30
     Gap                                   1,000         30
     Granada Group PLC                     2,096         31
     Heilig-Meyers                         1,500         24
(a)  Liberty Media Group, "A"                800         23
(a)  Lone Star Steakhouse & Saloon         1,500         40
(a)  MGM Grand                               500         17
     Mattel, Inc.                            700         19
     Meredith Corp.                          200         11
     Nutricia Verenigde Bedryven N.V.        208         32
(a)  Outback Steakhouse                      700         19
     Philips N.V., ADR                       600         24
     Randstad Holding N.V.                   275         20
     Reed International PLC                7,108        134


-----------------------------------------------------------
                                         PRINCIPAL
                                         AMOUNT OR
                                          NUMBER
                                         OF SHARES   VALUE
-----------------------------------------------------------
CONSUMER CYCLICALS--CONTINUED
     TJX Companies, Inc.                     300     $   14
     Talbots Inc.                            200          6
(a)  Tele-Communications, Inc.             1,000         13
(a)  Toys R Us                               800         24
     UST, Inc.                             1,300         42
     V.F. Corp.                              300         20
(a)  Viacom International, "B"               600         21
     Wal-Mart Stores                         600         14
     Wendy's International                 1,000         21
     ------------------------------------------------------
                                                        937
-----------------------------------------------------------
CONSUMER DURABLES--1.7%
     Ford Motor Co.                          600         19
     Leggett & Platt Incorporated            800         28
     Matsushita Electric Industries
       Co., Ltd.                           1,800         29
     Singer Company N.V.                     900         20
     ------------------------------------------------------
                                                         96
-----------------------------------------------------------
CONSUMER STAPLES--3.2%
(a)  Carriage Services, Inc.                 300          7
     Imperial Tobacco Group, ADR             375          5
     Independent Newspapers PLC            5,960         30
(a)  Insurance Auto Auctions                 400          4
     Koninklijke Ahold N.V.                  333         21
     Newell Co.                            1,000         32
     Philip Morris Companies                 400         45
     Quaker Oats Co.                       1,000         38
     ------------------------------------------------------
                                                        182
-----------------------------------------------------------
ENERGY--3.5%
     AMOCO Corp.                             300         24
     Amerada Hess Corp.                      400         23
     Atlantic Richfield Co.                  250         33
     British Petroleum                     2,635         32
     Columbia Gas System                     500         32
     Giant Industries                        300          4
     KCS Energy                              100          4
     Petro Canada                          2,000         28
     Union Texas Petroleum Holdings          900         20
     ------------------------------------------------------
                                                        200
-----------------------------------------------------------
FINANCE--10.6%
     American General Corp.                  300         12
     Banc One Corporation                    500         22
     BankAmerica Corp.                       200         20
     Bank of New York Co.                  1,100         37
     Bankers Trust New York Corp.            400         35
     Barnett Banks                           600         25
     CITIC Pacific Ltd.                    5,500         32
     Crestar Financial Corp.                 200         15
     Del Webb Corp.                          100          2
     Executive Risk                          200          7
     Federal Home Loan Mortgage Corp.        200         22
     Federal National Mortgage
       Association                         1,500         56
(a)  Financial Federal Corporation           400          7
     First Chicago NBD Corp.                 500         27
     First USA                             1,400         48

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------
                                                                    NUMBER
                                                                   OF SHARES       VALUE
-----------------------------------------------------------------------------------------
FINANCE--CONTINUED
                             First Union Corp.                     300             $   22
                             Fleet Financial Group, Inc.           200                 10
                             HSBC Holdings PLC, ADR                800                 17
                             Imperial Credit Industries            400                  8
                             Internationale Netherlanden Groep
                             N.V.                                  914                 33
                             Kansas City Southern Industries       200                  9
                             KeyCorp                               200                 10
                             MGIC Investment Corp.                 200                 15
                             Mercer International                  300                  3
                             J.P. Morgan & Company                 100                 10
                             NationsBank                           400                 39
                             PNC Bank Corp., N.A.                  600                 23
                             Roosevelt Financial Group             200                  4
                             Signet Banking Corp.                  600                 18
                             Texas Regional Bankshares             100                  3
                             Travelers Group                       400                 18
                             ------------------------------------------------------------
                                                                                      609
-----------------------------------------------------------------------------------------
HEALTH CARE--5.8%

                             Abbott Laboratories                   300                 15
                             C.R. Bard                           1,100                 31
                        (a)  Forest Laboratories                   500                 16
                        (a)  Foundation Health Corp.               600                 19
                        (a)  Fresenius Medical Care, ADS           310                 25
                        (a)  Humana, Inc.                          900                 17
                             Eli Lilly & Co.                       100                  7
                             Mallinckrodt Group                    200                  9
                             Merck & Co., Inc.                     400                 32
                        (a)  Novartis
                             ADR                                   300                 17
                             common stock                           26                 29
                        (a)  OccuSystems, Inc.                     200                  5
                        (a)  St. Jude Medical                      600                 26
                        (a)  Henry Schein, Inc.                    200                  7
                        (a)  Steris Corp.                          800                 35
                        (a)  Tenet Healthcare Corporation          200                  4
                             United Healthcare Corp.               800                 36
                             ------------------------------------------------------------
                                                                                      330
-----------------------------------------------------------------------------------------



                                                                    NUMBER
                                                                   OF SHARES       VALUE
-----------------------------------------------------------------------------------------
TECHNOLOGY--8.9%


                        (a)  Applied Materials, Inc.               500             $   18
                        (a)  Atmel Corporation                     900                 30
                        (a)  Bay Networks                          300                  6
                        (a)  Cabletron Systems                     800                 27
                             Canon Inc.                            400                  9
                        (a)  Cisco Systems                         500                 32
                        (a)  Compaq Computer Corp.                 600                 45
                        (a)  DSC Communications Corp.            1,500                 27
                        (a)  EMC Corp.                             500                 17
                             L.M. Ericsson Telephone Co., "B"      751                 23
                        (a)  Gateway 2000                          400                 21
                             International Business Machines       100                 15
                        (a)  Learning Company                    2,100                 29
                             Linear Technology Corp.               600                 26
                        (a)  Marshall Industries                   200                  6
                        (a)  Maxim Integrated Products             400                 17
                        (a)  Novellus Systems                      400                 22
                        (a)  Seagate Technology                    300                 12
                        (a)  Silicon Graphics Inc.                 500                 13
                        (a)  Sterling Commerce                   1,000                 35
                        (a)  TCI Satellite                         100                  1
                        (a)  3Com Corporation                      400                 30
                        (a)  U.S. Robotics                         300                 22
                             Xerox Corporation                     500                 26
                             ------------------------------------------------------------
                                                                                      509
-----------------------------------------------------------------------------------------
TRANSPORTATION--.7%

                             Canadian National Railway Company     750                 29
                        (a)  Knight Transportation                 200                  4
                             Ryder Systems Inc.                    300                  8
                             ------------------------------------------------------------
                                                                                       41
-----------------------------------------------------------------------------------------
UTILITIES--2.9%
                        (a)  AirTouch Communications               700                 18
                             Ameritech Corp.                       400                 24
                        (a)  Atlantic Tele-Network                 200                  3
                             Empresa Noacional de Electricidad
                             S.A.                                  485                 34
                        (a)  Paging Network, Inc.                1,600                 24
                             SBC Communications Inc.               300                 16
                             Southern Company                      500                 11
                        (a)  WorldCom, Inc.                      1,500                 39
                             ------------------------------------------------------------
                                                                                      169
                             ------------------------------------------------------------
                             TOTAL COMMON STOCKS--58.8%
                             (COST: $3,054)                                         3,371
                             ------------------------------------------------------------
                             TOTAL INVESTMENTS--97.7%
                             (COST: $5,278)                                         5,597
                             ------------------------------------------------------------
                             CASH AND OTHER ASSETS, LESS
                             LIABILITIES--2.3%                                        130
                             ------------------------------------------------------------
                             NET ASSETS--100%                                      $5,727
                             ------------------------------------------------------------
-----------------------------------------------------------------------------------------

 NOTES TO HORIZON 10+ PORTFOLIO OF INVESTMENTS
(a) Non-income producing security.

Based on the cost of investments of $5,278,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $383,000, the gross unrealized depreciation was $64,000 and the net unrealized appreciation on investments was $319,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER INVESTORS FUND HORIZON 5 PORTFOLIO

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                 NUMBER
                                                                OF SHARES   VALUE
---------------------------------------------------------------------------------
U.S. TREASURY NOTES--56.2%
(COST: $1,426)
                              8.00%, 1999                         $100     $  105
                             6.875%, 1999                          200        204
                             6.375%, 1999                          400        404
                              8.50%, 2000                          300        320
                              5.50%, 2000                          400        391
---------------------------------------------------------------------------------
                                                                            1,424
---------------------------------------------------------------------------------
COMMON STOCKS
---------------------------------------------------------------------------------
BASIC INDUSTRIES--2.2%
                             Bayer A.G.                           246shs.     10
                        (a)  CRA Managed Care, Inc.               100          5
                             Cementos Mexicanos, S.A.
                               de C.V., "B," ADR                3,000         12
                        (a)  FMC Corp.                            100          7
                        (a)  Global Industrial Technology, Inc.   100          2
                             Hanson PLC, ADR                      500          3
                             Louisiana-Pacific Corp.              100          2
                             Millennium Chemicals Inc.            100          2
                        (a)  Philip Environmental                 200          3
                             Toray Industries                   1,500         10
                             ---------------------------------------------------
                                                                              56
--------------------------------------------------------------------------------
CAPITAL GOODS--2.2%
                             Blount, Inc., "A"                    100          4
                             Emerson Electric Co.                 100         10
                             General Electric Co.                 100         10
                             Honda Motor Co., Ltd.                600         17
                             PHH Corporation                      100          4
                             Quanex Corp.                         100          3
                        (a)  Triangle Pacific Corp.               100          2
                             York International Corp.             100          6
                             ---------------------------------------------------
                                                                              56
--------------------------------------------------------------------------------
CONSUMER CYCLICALS--7.5%
                             American Greetings Corp.             100          3
                             Brunswick Corp.                      200          5
                             Carnival Corp.                       200          7
                             Carrefour S.A.                        16         10
                             Circuit City Stores                  200          6
                        (a)  Consolidated Stores Corp.            250          8
                             Dayton Hudson Corp.                  100          4
                             Dillard Department Stores            100          3
                             Walt Disney Company                  100          7
                             Ethan Allen Interiors                100          4
                        (a)  Fruit of the Loom                    200          8
                             Granada Group PLC                    666         10
                             Heilig-Meyers                        200          3
                        (a)  Liberty Media Group, "A"             100          3
                        (a)  Lone Star Steakhouse & Saloon        200          5
                             Mattel, Inc.                         200          6
                             Meredith Corp.                       100          5
                        (a)  Outback Steakhouse                   200          5
                             Philips N.V., ADR                    100          4
                             Randstad Holding N.V.                 99          7
                             Reed International PLC             1,286         24
                             TJX Companies, Inc.                  100          5
                             Talbots Inc.                         100          3
                        (a)  Tele-Communications, Inc.            200          3
                        (a)  Toys R Us                            200          6
                             UST, Inc.                            400         13
                             V.F. Corp.                           100          7

--------------------------------------------------------------------------------
                                                        NUMBER
                                                       OF SHARES   VALUE
--------------------------------------------------------------------------------
CONSUMER CYCLICALS--CONTINUED
                        (a)  Viacom International, "B"            200     $    7
                             Wal-Mart Stores                      100          2
                             Wendy's International                300          6
                             ---------------------------------------------------
                                                                             189
--------------------------------------------------------------------------------
CONSUMER DURABLES--1.6%
                             Ford Motor Co.                       100          3
                             Leggett & Platt Incorporated         200          7
                             Magna International Inc., "A"        100          6
                             Matsushita Electric Industries
                             Co., Ltd.                          1,350         22
                             Singer Company N.V.                  200          4
                              --------------------------------------------------
                                                                              42
--------------------------------------------------------------------------------
CONSUMER STAPLES--2.0%
                        (a)  Carriage Services, Inc.              100          2
                             Imperial Tobacco Group, ADR          125          2
                             Independent Newspapers PLC         1,285          7
                        (a)  Insurance Auto Auctions              300          3
                             Koninklijke Ahold N.V.               165         10
                             Philip Morris Companies              200         23
                             Quaker Oats Co.                      100          4
                              --------------------------------------------------
                                                                              51
--------------------------------------------------------------------------------
ENERGY--1.8%
                             Amerada Hess Corp.                   100          6
                              Atlantic Richfield Co.               100         13
                              British Petroleum                    925         11
                              Columbia Gas System                  100          6
                              Giant Industries                     200          3
                              KCS Energy                           100          4
                              Union Texas Petroleum Holdings       100          2
                               --------------------------------------------------
                                                                               45
---------------------------------------------------------------------------------
FINANCE--8.5%
                              American General Corp.               100          4
                              Banc One Corporation                 100          4
                              BankAmerica Corp.                    100         10
                              Bankers Trust New York Corp.         100          9
                              Barnett Banks                        200          8
                              CITIC Pacific Ltd.                 3,000         17
                              Crestar Financial Corp.              100          7
                              DCB Holdings Berhad                3,000         10
                              Del Webb Corp.                       100          2
                              Executive Risk                       100          4
                              Federal Home Loan Mortgage Corp.     100         11
                              Federal National Mortgage
                                Association                        300         11
                         (a)  Financial Federal Corporation        200          3
                              First Chicago NBD Corp.              200         11
                              First USA                            200          7
                              First Union Corp.                    100          7
                         (a)  HSBC Holding PLC, ADR                400          9
                              Imperial Credit Industries           200          4
                              Internationale Netherlanden
                              Groep N.V.                           441         16
                              Kansas City Southern Industries      100          5
                              KeyCorp                              200         10
                              MGIC Investment Corp.                100          8
                              Mercer International                 200          2
                              NationsBank                          100         10
                              PNC Bank Corp., N.A.                 200          8
                              Roosevelt Financial Group            100          2

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                          NUMBER
                                         OF SHARES   VALUE
----------------------------------------------------------------
FINANCE--CONTINUED
----------------------------------------------------------------
        Signet Banking Corp.                 200     $    6
        Texas Regional Bankshares            100          3
        Travelers Group                      133          6
        --------------------------------------------------------
                                                        214
----------------------------------------------------------------
HEALTH CARE--3.8%
----------------------------------------------------------------
        Abbott Laboratories                  100          5
        Astra A.B., ADR                      100          5
     (a)British Bio-Technology Group       2,870         10
     (a)Foundation Health Corp.              200          6
     (a)Fresenius Medical Care, ADS           88          7
     (a)Humana, Inc.                         300          6
        Eli Lilly & Co.                      100          7
        Mallinckrodt Group                   100          4
        Merck & Co., Inc.                    100          8
     (a)Novartis
        ADR                                  100          6
        common stock                           9         10
     (a)OccuSystems, Inc.                    100          3
     (a)Henry Schein, Inc.                   100          3
     (a)Steris Corp.                         200          9
     (a)Tenet Healthcare Corporation         100          2
        United Healthcare Corp.              100          5
        --------------------------------------------------------
                                                         96
----------------------------------------------------------------
TECHNOLOGY--6.4%
----------------------------------------------------------------
     (a)Applied Materials, Inc.              200          7
     (a)Atmel Corporation                    200          7
     (a)Bay Networks                         200          4
        Canon Inc.                           700         15
     (a)Cisco Systems                        100          6
     (a)Compaq Computer Corp.                200         15
     (a)DSC Communications Corp.             300          5
     (a)EMC Corp.                            300         10
        L.M. Ericsson Telephone Co. "B"      337         10
     (a)Gateway 2000                         100          5
        International Business Machines      100         15
     (a)Learning Company                     300          4
        Linear Technology Corp.              200          9
     (a)Marshall Industries                  100          3
     (a)Maxim Integrated Products            100          4


----------------------------------------------------------------
                                         NUMBER OF
                                         SHARES OR
                                         PRINCIPAL
                                          AMOUNT     VALUE
----------------------------------------------------------------
TECHNOLOGY--CONTINUED
----------------------------------------------------------------
        Murata Manufacturing                 200     $    7
     (a)Novellus Systems                     100          5
     (a)Seagate Technology                   200          8
     (a)Silicon Graphics Inc.                200          5
     (a)3Com Corporation                     100          7
        Xerox Corporation                    200         11
        --------------------------------------------------------
                                                        162
----------------------------------------------------------------
TRANSPORTATION--.2%
----------------------------------------------------------------
     (a)Knight Transportation                100          2
        Ryder Systems Inc.                   150          4
        --------------------------------------------------------
                                                          6
----------------------------------------------------------------
UTILITIES--2.5%
----------------------------------------------------------------
        AT&T                                 100          4
     (a)AirTouch Communications              200          5
        Ameritech Corp                       100          6
     (a)Atlantic Tele-Network                100          2
        Empresa Noacional de
        Electricidad S.A.                    158         11
        Iberdrola, S.A.                      850         12
     (a)Paging Network, Inc.                 200          3
        SBC Communications Inc.              100          5
        Verba, A.G.                          175         10
     (a)WorldCom, Inc.                       200          5
        --------------------------------------------------------
                                                         63
        --------------------------------------------------------
        TOTAL COMMON STOCKS--38.7%
        (COST: $884)                                    980
        --------------------------------------------------------
        MONEY MARKET INSTRUMENTS--3.9%
        Yield--5.27%
        Due--January 1997
        (COST: $100)                       $ 100        100
        --------------------------------------------------------
        TOTAL INVESTMENTS--98.8%
        (COST: $2,410)                                2,504
        --------------------------------------------------------
        CASH AND OTHER ASSETS, LESS
        LIABILITIES--1.2%                                30
        --------------------------------------------------------
        NET ASSETS--100%                             $2,534
        --------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO HORIZON 5 PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $2,410,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $117,000, the gross unrealized depreciation was $23,000 and the net unrealized appreciation on investments was $94,000.

See accompanying Notes to Financial Statements.

This annual report must be preceded or accompanied by the current prospectus.




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